SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.                       )

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HASBRO, INC.

(Name of Registrant as Specified In Its Charter)

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HASBRO, INC.

NOTICE OF 2013 ANNUAL MEETING OF SHAREHOLDERS

Time:

11:00 a.m. local time

Date:

Thursday, May 23, 2013

Place:

Hasbro, Inc. Corporate Offices

1027 Newport Avenue

Pawtucket, Rhode Island 02862

Purpose:

•	Elect thirteen directors.

•	Conduct an advisory vote on the compensation of the Company’s named executive officers.

•	Approve amendments to the Restated 2003 Stock Incentive Performance Plan, as amended (the “2003 Plan”).

•	Ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year.

•	Consider and vote upon a shareholder proposal entitled, “Supplier Sustainability Reporting.”

•	Transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

Other Important Information:

•

The Company’s Board of Directors recommends that you vote your shares “FOR” each of the nominees for director, “FOR” advisory approval of the Company’s compensation for its named executive officers, “FOR” approval of the amendments to the 2003 Plan, and “FOR” the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2013. The Company’s Board of Directors recommends that you vote your shares “AGAINST” the shareholder proposal entitled, “Supplier Sustainability Reporting.”

•	Shareholders of record of the Company’s common stock at the close of business on March 27, 2013 may vote at the meeting.

•

You are cordially invited to attend the meeting to vote your shares in person, to hear from our senior management, and to ask questions. If you are not able to attend the meeting in person, you may vote by Internet, by telephone or by mail. See the proxy statement for specific instructions. Please vote your shares.

•

On or about April 8, 2013 we will begin mailing a Notice of Internet Availability of Hasbro’s Proxy Materials to shareholders informing them that this proxy statement, our 2012 Annual Report to Shareholders and voting instructions are available online. As is more fully described in that Notice, all shareholders may choose to access our proxy materials on the Internet or may request to receive paper copies of the proxy materials.

By Order of the Board of Directors

Barbara Finigan

Corporate Secretary

Dated: April 8, 2013

HASBRO, INC.

1027 Newport Avenue

Pawtucket, Rhode Island 02862

PROXY STATEMENT

2013 ANNUAL MEETING OF SHAREHOLDERS

To be held on May 23, 2013

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why are these materials being made available to me?

A:	The Board of Directors (the “Board”) of Hasbro, Inc. (the “Company” or “Hasbro”) is making these proxy materials available to you on the Internet, or sending printed proxy materials to you in certain situations, including upon your request, beginning on or about April 8, 2013, in connection with Hasbro’s 2013 Annual Meeting of Shareholders (the “Meeting”), and the Board’s solicitation of proxies in connection with the Meeting. The Meeting will take place at 11:00 a.m. local time on Thursday, May 23, 2013 at Hasbro’s corporate offices, 1027 Newport Avenue, Pawtucket, Rhode Island 02862. The information included in this proxy statement relates to the proposals to be voted on at the Meeting, the voting process, the compensation of Hasbro’s named executive officers and Hasbro’s directors, and certain other information. Hasbro’s 2012 Annual Report to Shareholders is also available to shareholders on the Internet and a printed copy will be mailed to shareholders upon their request.

Q:	What proposals will be voted on at the Meeting?

A:	There are five proposals scheduled to be voted on at the Meeting:

•	Election of thirteen directors.

•	An advisory vote on the compensation of the Company’s named executive officers.

•	Approval of amendments to the Restated 2003 Stock Incentive Performance Plan, as amended (the “2003 Plan”).

•	Ratification of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2013.

•	Consideration of and vote on a shareholder proposal entitled, “Supplier Sustainability Reporting.”

Q:	Why did I receive a Notice of the Internet Availability of Hasbro’s Proxy Materials, instead of a full set of printed proxy materials?

A:	Rules adopted by the Securities and Exchange Commission allow us to provide access to our proxy materials over the Internet instead of mailing a full set of such materials to every shareholder. We have sent a Notice of Internet Availability of Hasbro’s Proxy Materials (the “Notice”) to our shareholders who have not requested to receive a full set of the printed proxy materials. Because of certain legal requirements, shareholders holding their shares through the Hasbro 401(k) Retirement Savings Plan were still mailed a full set of proxy materials this year. Our other shareholders may access our proxy materials over the Internet using the directions set forth in the Notice. In addition, by following the instructions in the Notice, a shareholder may request that a full set of printed proxy materials be sent to them.

We have chosen to send the Notice to shareholders, instead of automatically sending a full set of printed copies to all shareholders, to reduce the impact of printing our proxy materials on the environment and to save on the costs of printing and mailing incurred by the Company.

Q:	How do I access Hasbro’s proxy materials online?

A:	The Notice provides instructions for accessing the proxy materials for the Meeting over the Internet, and includes the Internet address where those materials are available. Hasbro’s proxy statement for the Meeting and 2012 Annual Report to Shareholders can be viewed on Hasbro’s website at http://investor.hasbro.com/annual-proxy.cfm.

Q:	How do I request a paper copy of the proxy materials?

A:	Paper copies of Hasbro’s proxy materials will be made available at no cost to you, but they will only be sent to you if you request them. To request a paper copy of the proxy materials follow the instructions on the Notice that you received. You will be able to submit your request for copies of the proxy materials by sending an email to the email address set forth in the Notice, by going to the Internet address set forth in the Notice or by calling the phone number provided in the Notice.

Q:	What shares owned by me can be voted?

A:	All shares of the Company’s common stock, par value $.50 per share (“Common Stock”) owned by you as of the close of business on March 27, 2013, the record date, may be voted by you. These shares include those (1) held directly in your name as the shareholder of record, including shares purchased through Hasbro’s Dividend Reinvestment and Cash Stock Purchase Program and (2) held for you as the beneficial owner through a broker, bank or other nominee.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	Most Hasbro shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name as the shareholder of record. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with Hasbro’s Transfer Agent, Computershare Trust Company, N.A. (“Computershare”), you are considered, with respect to those shares, the shareholder of record. As the shareholder of record, you have the right to grant your voting proxy directly to Hasbro or to vote in person at the Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and your broker or nominee is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Meeting unless you receive a proxy from your broker or nominee. Your broker or nominee has provided voting instructions for you to use. If you wish to attend the Meeting and vote in person, please contact your broker or nominee to obtain a legal proxy or follow the instructions on the Notice or voting instruction card that you received.

Effect of Not Casting Your Vote

If you hold your shares in street name in a brokerage account, it is critical that you cast your vote if you want it to count in the election of Directors (Proposal No. 1 in this proxy statement), in the shareholder advisory vote on compensation of the Company’s named executive officers (Proposal No. 2), in the approval of the amendments to the 2003 Plan (Proposal No. 3), and in the vote on the shareholder proposal entitled, “Supplier Sustainability Reporting” (Proposal No. 5). In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of Directors, your broker was allowed to vote those shares on your behalf in the election of Directors as they felt appropriate. Regulatory changes removed the ability of your broker to vote your uninstructed shares in the election of Directors on a discretionary basis, and brokers do not have any discretionary ability to vote shares on the advisory vote with respect to the compensation of the Company’s named executive officers, on the vote with respect to the amendments to the 2003 Plan or with respect to the shareholder proposal. Thus, if you hold your shares in street name and you do not instruct your broker how to vote in the election of Directors, the advisory vote on the compensation of the Company’s named executive officers, the vote on the amendments to the 2003 Plan or the vote on the shareholder proposal, no votes will be cast on your behalf on those matters. Your broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal No. 4 of this proxy statement).

If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Meeting.

Q:	How can I attend the Meeting?

A:	You may attend the Meeting if you are listed as a shareholder of record as of the close of business on March 27, 2013 and bring proof of your identification. If you hold your shares through a broker or other nominee, you will need to provide proof of your share ownership by bringing either a copy of a brokerage statement showing your share ownership as of March 27, 2013, or a legal proxy if you wish to vote your shares in person at the Meeting. In addition to the items mentioned above, you should bring proof of your identification.

Q:	How can I vote my shares in person at the Meeting?

A:	Shares held directly in your name as the shareholder of record may be voted in person at the Meeting. Please bring proof of your identification to the meeting. Shares beneficially owned may be voted by you if you receive and present at the Meeting a proxy from your broker or nominee, together with proof of identification. Even if you plan to attend the Meeting, we recommend that you also vote in one of the ways described below so that your vote will be counted if you later decide not to attend the Meeting or are otherwise unable to attend.

Q:	How can I vote my shares without attending the Meeting?

A:	Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to the summary instructions below, the instructions included on the Notice, and if you request printed proxy materials, the instructions included on your proxy card or, for shares held in street name, the voting instruction card provided by your broker or nominee.

By Internet — If you have Internet access, you may submit your proxy from any location by following the Internet voting instructions on the Notice you received or by following the Internet voting instructions on the proxy card or voting instruction card sent to you.

By Telephone — You may submit your proxy by following the telephone voting instructions on the proxy card or voting instruction card sent to you.

By Mail — You may do this by marking, dating and signing your proxy card or, for shares held in street name, the voting instruction card provided to you by your broker or nominee, and mailing it in the enclosed, self-addressed, postage prepaid envelope. No postage is required if mailed in the United States. Please note that for Hasbro shareholders, other than those shareholders holding their shares through the Hasbro 401(k) Retirement Savings Plan who are all being mailed a printed set of proxy materials, you will only be mailed a printed set of the proxy materials, including a printed proxy card or printed voting instruction card, if you request that such printed materials be sent to you. You may request a printed set of proxy materials by following the instructions in the Notice.

Please note that you cannot vote by marking up the Notice of Internet Availability of the Proxy Materials and mailing that Notice back. Any votes returned in that manner will not be counted.

Q:	How are votes counted?

A:	Each share of Common Stock entitles its holder to one vote on all matters to come before the Meeting, including the election of directors. In the election of Directors, for each of the nominees you may vote “FOR” such nominee or your vote may be “WITHHELD” with respect to such nominee. For proposals two, three, four and five, you may vote “FOR”, “AGAINST” or “ABSTAIN”. If you “ABSTAIN”, it has the same effect as a vote “AGAINST” the proposal.

If you properly sign and return your proxy card or complete your proxy via the Internet or telephone, your shares will be voted as you direct. If you sign and submit your proxy card or voting instruction card with no instructions, your shares will be voted in accordance with the recommendations of the Board.

If you are a shareholder of record and do not either vote via the Internet, via telephone, return a signed proxy card or vote in person at the Meeting, your shares will not be voted.

If you are a beneficial shareholder and do not vote via the Internet, telephone, in person at the Meeting or by returning a signed voting instruction card, your shares may only be voted in situations where brokers have discretionary voting authority over the shares. Discretionary voting authority is only permitted on the proposal for the ratification of the selection of KPMG as the Company’s independent registered public accounting firm for 2013.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your proxy instructions at any time prior to the vote at the Meeting. For shares held directly in your name, you may accomplish this by granting another proxy that is properly signed and bears a later date, by sending a properly signed written notice to the Secretary of the Company or by attending the Meeting and voting in person. To revoke a proxy previously submitted by telephone or through the Internet, you may simply vote again at a later date, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. Attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may change your vote by submitting new voting instructions to your broker or nominee.

Q:	What does it mean if I receive more than one Notice or more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are held in more than one account. Please provide voting instructions for all Notices or proxy and voting instruction cards you receive.

Q:	Where can I find the voting results of the Meeting?

A:	We will announce preliminary voting results at the Meeting. We will publish final voting results in a Current Report on Form 8-K within a few days following the Meeting.

Q:	What is the quorum for the Meeting?

A:

Holders of record of the Common Stock at the close of business on March 27, 2013 are entitled to vote at the Meeting or any adjournments thereof. As of that date there were 129,330,359 shares of Common Stock outstanding and entitled to vote and a majority of the outstanding shares will constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes are counted as present at the

Meeting for purposes of determining whether there is a quorum at the Meeting. A broker non-vote occurs when a broker holding shares for a customer does not vote on a particular proposal because the broker has not received voting instructions on the matter from its customer and is barred by stock exchange rules from exercising discretionary authority to vote on the matter.

Q:	What happens if I have previously consented to electronic delivery of the proxy statement and other annual meeting materials?

A:	If you have previously consented to electronic delivery of the annual meeting materials you will receive an email notice with instructions on how to access the proxy statement, notice of meeting and annual report on the Company’s website, and the proxy card for registered shareholders and voting instruction card for beneficial or “street name” shareholders, on the voting website. The notice will also inform you how to vote your proxy over the Internet. You will receive this email notice at approximately the same time paper copies of the Notice, or annual meeting materials are mailed to shareholders who have not consented to receive materials electronically. Your consent to receive the annual meeting materials electronically will remain in effect until you specify otherwise.

Q:	If I am a shareholder of record how do I consent to receive my annual meeting materials electronically?

A:	Shareholders of record who choose to vote their shares via the Internet will be asked to choose a delivery preference prior to voting their shares. After entering the access information requested by the electronic voting site, click “Submit” and then respond as to whether you would like to receive current proxy material via electronic delivery. If you would like to receive future proxy materials electronically click the applicable button, enter and verify your current email address and then click “Continue”. During the year, shareholders of record may sign up to receive their annual meeting materials electronically over the Internet. To sign up, registered shareholders can go to the website www.computershare.com/investor. Shareholders of record with multiple Hasbro accounts will need to consent to electronic delivery for each account separately.

ELECTION OF DIRECTORS

(Proposal No. 1)

Thirteen directors are to be elected at the Meeting. All of the directors elected at the Meeting will serve until the 2014 Annual Meeting of Shareholders (the “2014 Meeting”), and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

The Board has recommended as nominees for election as directors, to serve until the 2014 Meeting, the persons named below. All of the nominees are currently directors of the Company. The proxies cannot be voted for more than thirteen directors at the Meeting.

Unless otherwise specified in your voting instructions, the shares voted pursuant thereto will be cast for the persons named below as nominees for election as directors. If, for any reason, any of the nominees named below should be unable to serve as a director, it is intended that such proxy will be voted for the election, in his or her place, of a substituted nominee who would be recommended by the Board. The Board, however, has no reason to believe that any nominee named below will be unable to serve as a director.

In considering candidates for election to the Board, the Board, the Nominating, Governance and Social Responsibility Committee of the Board, and the Company consider a number of factors, including employment and other experience, qualifications, attributes, skills, expertise and involvement in areas that are of importance to the Company’s business, business ethics and professional reputation, other Board service, business, financial and strategic judgment, and the desire to have a Board that represents a diverse mix of backgrounds, perspectives and expertise. Each of the nominees for election to the Board at the meeting has served in senior positions at complex organizations and has demonstrated a successful track record of strategic, business and financial planning, execution and operating skills in these positions. In addition, each of the nominees for election to the Board has proven experience in management and leadership development and an understanding of operating and corporate governance issues for a large multinational public company.

The following information set forth below as to each director nominee includes: (i) his or her age; (ii) all positions and offices with the Company; (iii) principal occupation or employment during the past five years; (iv) current directorships of publicly-held companies or investment companies; (v) other previous directorships of publicly-held companies or investment companies during the past five years; (vi) period of service as a director of the Company; and (vii) particular experience, qualifications, attributes or skills, beyond those described above, which led the Company’s Board to conclude that the nominee should serve as a director of the Company. Except as otherwise indicated, each person has had the same principal occupation or employment during the past five years.

Nominees for Election As Directors

Basil L. Anderson, 67, served as Vice Chairman of Staples, Inc. (office supply company) from September 2001 until March 2006. Prior thereto, he was Executive Vice President — Finance and Chief Financial Officer of Campbell Soup Company (consumer products company) since 1996. Mr. Anderson also previously served as Chief Financial Officer of Scott Paper Company from 1993 to 1996. Mr. Anderson is a director of Becton, Dickinson and Company, Moody’s Corporation and Staples, Inc. He previously served on the Board of CRA International, Inc. from 2004 until January 2010. Mr. Anderson has been a director of the Company since 2002.

The Board has nominated Mr. Anderson for election as a director because of his more than 30 years of business experience, including years of experience as an operating executive, a chief financial officer and as a board member of major multinational public companies. In the Board’s view Mr. Anderson possesses strategic, business, financial planning and operations expertise; corporate finance expertise; particular knowledge, expertise and perspective regarding financial reporting and accounting issues for multinational public companies; experience from service on four public company audit committees; expertise in corporate governance and board and committee best practices; and international business expertise.

Alan R. Batkin, 68, served as Vice Chairman of Eton Park Capital Management, L.P. (global, multi-disciplinary investment firm), from 2007 to 2012. Prior thereto, he was the Vice Chairman of Kissinger Associates, Inc. (strategic consulting firm) from 1990 until 2006. He is a director of Cantel Medical Corp. and Omnicom Group, Inc. Mr. Batkin served on the Board of Overseas Shipholding Group, Inc. from 1999 to 2012 and on the Board of Diamond Offshore Drilling, Inc. from 1999 to 2008. Mr. Batkin has been a director of the Company since 1992.

The Board has nominated Mr. Batkin for election as a director because of his more than 40 years of business experience and financial expertise spanning his work in public accounting as a CPA, investment banking and international strategic consulting. Mr. Batkin has extensive experience advising multinational companies on global business and political issues, and he has served as a director for numerous public companies. The Board believes Mr. Batkin possesses expertise in corporate finance and asset management; expertise in strategic planning and international business operations; particular knowledge, expertise and perspective regarding financial reporting and accounting matters for multinational public companies; and expertise in corporate governance and board and committee best practices.

Frank J. Biondi, Jr., 68, is Senior Managing Director of WaterView Advisors LLC (private equity fund specializing in media), serving in this role since 1999. Mr. Biondi is a director of Amgen, Inc., Cablevision Systems Corporation, Seagate Technology and RealD Inc. Mr. Biondi previously served on the boards of directors of The Bank of New York Mellon from 1995 until 2008, Harrah’s Entertainment, Inc. (now Caesars Entertainment Corp.) from 2002 until 2007 and Yahoo! Inc. from 2008 until 2010. Mr. Biondi has been a director of the Company since 2002.

The Board has nominated Mr. Biondi for election as a director because of his more than 40 years of business experience, including years of experience as an operating executive and as a chief executive officer of a number of television, film, media and other diversified entertainment companies, including Universal Studios, Viacom Inc., Coca-Cola Television and Home Box Office. Most recently, Mr. Biondi has spent thirteen years serving as the senior managing director of an investment advisory firm specializing in television, entertainment and media. Mr. Biondi has also served on the boards of over 15 public companies during his career. The Board believes Mr. Biondi possesses particular knowledge, expertise and perspective regarding the television, entertainment and media industries; corporate finance and strategic planning expertise; as well as expertise in corporate governance and board and committee best practices.

Kenneth A. Bronfin, 53, is Senior Managing Director of Hearst Ventures (the strategic investment arm of diversified media company Hearst Corporation), serving in this role since 2013. Prior thereto, he was President of Hearst Interactive Media since 2002. Prior thereto, he was Deputy Group Head of Hearst Interactive Media since 1996. From 2002 until 2006, Mr. Bronfin served on the Board of iVillage Inc. Mr. Bronfin has been a director of the Company since 2008.

The Board has nominated Mr. Bronfin for election as a director because of his extensive expertise and experience in operational and executive roles in the media and digital services sectors. Mr. Bronfin’s experience includes serving in a number of executive positions where he was in charge of leading interactive media and digital businesses and where he led new business ventures, strategic investments and acquisitions in the digital content and media sectors. Mr. Bronfin also has experience serving on a number of private and public company boards of directors. The Board believes Mr. Bronfin possesses particular knowledge, expertise and experience in the media and digital services businesses, including international media; advertising and marketing, and consumer trends in media and digital technology; as well as expertise in strategic planning and corporate finance.

John M. Connors, Jr., 70, was a founding partner of Hill Holliday Connors Cosmopulos Inc., a full-service marketing, advertising and communications company based in Boston, Massachusetts. He served as Chairman, CEO and President for many years before selling the company in 1998 to the Interpublic Group (IPG). He continued to serve as Chairman, CEO and President of the company following the sale until 2003 and as Chairman until 2006, and he currently serves as Chairman Emeritus. Mr. Connors is also a director of Covidien PLC. He has been a director of the Company since 2004.

The Board has nominated Mr. Connors for election as a director because of his more than 40 years of business experience, which includes co-founding and developing one of the top advertising and marketing communications firms in the United States and advising many of the top branded companies in the world. Mr. Connors has also served on the boards of dozens of entities, including public companies, private companies, hospitals and colleges. The Board believes that Mr. Connors possesses particular knowledge, expertise and perspectives regarding the marketing, advertising and communications fields; brand management, brand building and brand research and development; and expertise in corporate governance and board and committee best practices.

Michael W.O. Garrett, 70, served in a number of positions with Nestlé S.A. (international food and beverage company), most recently as Executive Vice President of Nestlé S.A. responsible for Asia, Africa, the Middle East and Oceania until 2005. He serves as a board member of the Nestlé Company in India and non-executive director on the boards of Gottex Fund Management Holdings Ltd., Prudential PLC, UK and the Bobst Group in Switzerland. Mr. Garrett has been a director of the Company since 2005.

The Board has nominated Mr. Garrett for election as a director because of his more than 40 years of experience with Nestlé S.A., which involved service in operating and executive positions of increasing responsibility, including management of large international operations and responsibility for developing and managing businesses in new and emerging markets in many global regions, including Asia Pacific, Africa and the Middle East. Mr. Garrett also has extensive experience serving on the boards of large multinational companies. The Board believes Mr. Garrett possesses particular knowledge, expertise and perspectives regarding international business operations and expansion, including operations in new and emerging markets; corporate finance and international operating and tax matters; organizational issues involving large, multinational consumer-focused companies; strategic planning expertise; and expertise in board and committee best practices.

Lisa Gersh, 54, served as President and Chief Executive Officer of Martha Stewart Living Omnimedia, Inc. (integrated media and merchandising company) until 2013. Prior thereto, she served as President and Chief Operating Officer of Martha Stewart Living Omnimedia, Inc. from 2011 to 2012. She served as President, Strategic Initiatives at NBC News, an operating subsidiary of NBC Universal (media company) from 2007 until January 2011. Ms. Gersh also served as General Managing Director of the Weather Channel companies for NBC Universal from 2007 until 2009. Prior thereto, she was a co-founder and the President and Chief Operating Officer of Oxygen Media (media company) from 1998 until 2007, when it was acquired by NBC News. Ms. Gersh served as a director of Martha Stewart Living Omnimedia, Inc. from 2011 to 2013 and served on the board of directors of The Knot, Inc. (now XO Group Inc.) from 2005 until 2010. Ms. Gersh has been a director of the Company since 2010.

The Board has nominated Ms. Gersh for election as a director because of her extensive experience in the media and entertainment industries, including television, digital entertainment and publishing. These roles involved operating and executive positions with multiple leading media companies, including her most recent role as President and Chief Executive Officer of Martha Stewart Living Omnimedia and her role in leading NBC Universal’s acquisition of the Weather Channel companies as the executive in charge of the investment. The Board believes Ms. Gersh possesses particular knowledge, expertise and perspectives regarding the media and entertainment industries, including the cable television and digital industries; marketing and branding expertise; and expertise in media trends and strategic planning.

Brian D. Goldner, 49, has served as the President and Chief Executive Officer of Hasbro, Inc. since 2008. Prior thereto, Mr. Goldner served as the Chief Operating Officer of Hasbro from 2006 to 2008 and as President, U.S. Toys Segment from 2003 to 2006. Prior to joining Hasbro in 2000, Mr. Goldner held a number of management positions in the family entertainment and advertising industries, including as Executive Vice President and Chief Operating Officer of Bandai America, Worldwide Director in charge of the Los Angeles Office of J. Walter Thompson and as a Vice President and Account Director of Leo Burnett Advertising. Mr. Goldner serves on the Board of Molson Coors Brewing Company. Mr. Goldner has been a director of the Company since 2008.

The Board has nominated Mr. Goldner for election as a director because of his success in senior leadership roles at Hasbro, culminating in his appointment as the Company’s Chief Executive Officer in 2008, and his extensive experience and expertise in branded-play entertainment industries and expertise in marketing, brand development and brand building. Mr. Goldner has led the Company’s transformation into a global branded-play company and demonstrated the ability to drive our branded-play strategy across an international organization. He was one of the key architects of the Company’s turnaround strategy in 2000, which focused on leveraging the Company’s core brands, reducing costs and lessening the Company’s reliance on its licensed business. During Mr. Goldner’s thirteen years with Hasbro he has also been a key driver behind the Company’s use of immersive brand-driven entertainment experiences, including motion pictures and television based on the Company’s brands, to develop brand recognition and build the Company’s business. Mr. Goldner also led the Company’s significant expansion of its brands into digital gaming and lifestyle licensing and the global expansion of the Company’s business into new and emerging markets. The Board believes Mr. Goldner possesses particular knowledge, expertise and experiences regarding strategic and operational planning and execution in the global branded-play entertainment industry, including building global brands and in delivering immersive branded-play offerings; in global branded entertainment industry trends and challenges; and expertise in marketing and product and brand development and delivery in the entertainment and consumer products spaces.

Mr. Goldner also serves as an officer and/or director of a number of the Company’s subsidiaries at the request and convenience of the Company.

Jack M. Greenberg, 70, has served as the Chairman of The Western Union Company (funds transfer company) since 2006 and the Chairman of InnerWorkings, Inc. (global provider of managed print and promotional solutions) since 2010. Prior thereto, Mr. Greenberg served as Chief Executive Officer of McDonald’s Corporation (restaurant franchiser) from August 1998 until his retirement in December 2002. He served as Chairman of the Board of McDonald’s Corporation from May 1999 until December 2002. Mr. Greenberg is a director of Allstate Corporation and Manpower, Inc. and a director and Chairman of the Board of InnerWorkings, Inc. and The Western Union Company. Mr. Greenberg previously served on the board of directors of Abbott Laboratories from 2001 until 2007 and First Data Corporation from 2002 until 2006. Mr. Greenberg has been a director of the Company since 2003.

The Board has nominated Mr. Greenberg for election as a director because of his more than 40 years of business experience, including service as a partner and director of tax for an accounting firm, and his years of operating and executive experience with McDonald’s Corporation involving roles of increasing responsibility and business and financial oversight. Mr. Greenberg’s career with McDonald’s commenced with his service as chief financial officer, and then culminated as chairman and chief executive officer of McDonald’s. Mr. Greenberg has also served on the boards of numerous public companies and philanthropic organizations. The Board believes Mr. Greenberg possesses particular knowledge, expertise and experience in corporate finance and tax expertise; executive management of a multinational company; expertise in operating and international issues for multinational corporations; strategic planning expertise; expertise in financial reporting and accounting issues for large multinational corporations; and expertise in corporate governance and board and committee best practices.

Alan G. Hassenfeld, 64, served as Chairman of the Board of Hasbro, Inc. from 1989 to 2008. Prior to May 2003, Mr. Hassenfeld served as Chairman of the Board and Chief Executive Officer of Hasbro since 1999. Prior thereto, he was Chairman of the Board, President and Chief Executive Officer of Hasbro since 1989. Mr. Hassenfeld serves on the Board of salesforce.com, inc. and served on the Board of Global Cornerstone Holdings Ltd. from 2011 until 2013. Mr. Hassenfeld is also co-chairman of the Governing Body of the International Council of Toy Industries CARE Process. Mr. Hassenfeld has been a director of the Company since 1978.

The Board has nominated Mr. Hassenfeld for election as a director because of his more than 40 years of experience in the toy, game and family entertainment industry, including his extensive service in senior leadership roles at Hasbro, culminating in his service as the Company’s Chairman of the Board and Chief Executive Officer. Throughout his career at Hasbro, Mr. Hassenfeld held a number of positions of increasing responsibility in marketing and sales for the Company’s domestic and international operations, including responsibilities overseeing global markets. He became Vice President of International Operations in 1972 and later served as Vice President of Marketing and Sales and then as Executive Vice President, prior to being named President of the Company in 1984 and President and Chief Executive Officer in 1989. The Board believes Mr. Hassenfeld possesses particular knowledge, expertise and experience regarding strategic and operational planning and execution in the toy, game and family entertainment industries; expertise in industry trends and challenges, global markets, and international business operations; expertise in issues of corporate social responsibility and sustainability; and experience in the competitive and financial positioning of the Company and its business.

Tracy A. Leinbach, 53, served as the Executive Vice President and Chief Financial Officer for Ryder System, Inc. (global logistics and transportation and supply chain solutions provider) from 2003 until 2006. Prior thereto, Ms. Leinbach served as Executive Vice President, Fleet Management Solutions for Ryder since 2001. She is a director of Forward Air Corporation. Ms. Leinbach has been a director of the Company since 2008.

The Board has nominated Ms. Leinbach for election as a director because of her extensive business experience in corporate finance and global operations, auditing and accounting. Ms. Leinbach held a number of positions involving increasing global operating and global financial management, responsibility and oversight, as well as global supply chain management, with Ryder, spanning a career with Ryder of over 21 years. Her time with Ryder included service as controller and chief financial officer at many of Ryder’s subsidiaries and divisions. Ms. Leinbach’s career with Ryder culminated in her service as Executive Vice President and Chief Financial Officer. Prior to her career with Ryder, Ms. Leinbach worked for Price Waterhouse in public accounting and was a CPA. The Board believes Ms. Leinbach possesses particular knowledge, expertise and perspectives in corporate finance; operations, sales and logistics; and in strategic planning and risk management; expertise in issues regarding the management of a multinational corporation; and expertise regarding financial reporting and accounting issues for large public companies. The Board has determined that Ms. Leinbach qualifies as an Audit Committee Financial Expert due to her prior experience, including as the Chief Financial Officer of a public company (Ryder System, Inc.).

Edward M. Philip, 47, has served as the Chief Operating Officer of Partners in Health (a non-profit healthcare organization) since January 2013. In addition, Mr. Philip is a Special Partner at Highland Consumer Fund (consumer oriented private equity fund), serving in this role since 2013. He served as Managing General Partner at Highland Consumer Fund from 2006 to 2013. Prior thereto, Mr. Philip served as President and Chief Executive Officer of Decision Matrix Group, Inc. (research and consulting firm) from May 2004 to November 2005. Prior thereto, he was Senior Vice President of Terra Networks, S.A. (global Internet company) from October 2000 to January 2004. In 1995, Mr. Philip joined Lycos, Inc. (an Internet service provider and search company) as one of its founding members. During his time with Lycos, Mr. Philip held the positions of President, Chief Operating Officer and Chief Financial Officer at different times. Prior to joining Lycos, Mr. Philip spent time as the Vice President of Finance for the Walt Disney Company, and prior thereto Mr. Philip spent a number of years in investment banking. Mr. Philip has been a director of the Company since 2002.

The Board has nominated Mr. Philip for election as a director because of his more than 15 years of business experience, including many years of experience as both an operating executive and chief financial officer of a multinational corporation, and his experience in strategic, business and financial planning in consumer-based and technology-based industries and in overseeing management teams of such companies. The Board believes Mr. Philip possesses particular knowledge, expertise and perspectives regarding corporate finance; internet and technology based industries and the use of the internet and digital media for building businesses; expertise in consumer trends and in the family entertainment industry; financial reporting and accounting matters for large multinational public companies; as well as expertise in the operation and management of a multinational corporation.

Alfred J. Verrecchia, 70, is the Chairman of the Board of Hasbro, Inc., where he has served in this role since 2008. Mr. Verrecchia served as President and Chief Executive Officer of Hasbro from 2003 to 2008. Prior thereto, he was President and Chief Operating Officer of Hasbro from 2001 to 2003. Mr. Verrecchia is a director and Chairman of the Board of Iron Mountain Incorporated. Mr. Verrecchia previously served on the board of directors of CVS Caremark Corporation from 2004 to 2007 and of FGX International Holdings Limited from 2009 until 2010. Mr. Verrecchia has been a director of the Company since 1992.

The Board has nominated Mr. Verrecchia for election as a director because of his more than 40 years of experience in the toy, game and family entertainment industries, including successful service in a broad range of senior leadership roles at Hasbro, culminating in his service as the Company’s Chief Executive Officer from 2003 until 2008. Mr. Verrecchia started his career at Hasbro in 1965 in the Company’s finance department. During his career with the Company he took on roles of increasing financial and operating responsibility, serving eventually as Senior Vice President of Finance, then Chief Financial Officer, then Chief Operating Officer and ultimately as President and Chief Executive Officer. Mr. Verrecchia was a key architect of the Company’s turnaround strategy in 2000, which focused on leveraging the Company’s core brands, reducing costs and lessening the Company’s reliance on its licensed business. He has extensive experience in the operation of our business and the industries in which we compete. The Board believes Mr. Verrecchia possesses particular knowledge, expertise and perspectives regarding strategic and operational planning and execution in the toy, game, family entertainment and branded-play industries; expertise in executive management; expertise in corporate finance, financial reporting and accounting; and expertise in the competitive and financial positioning of the Company and its business.

Vote Required.    The affirmative vote of a majority of those shares of Common Stock present (in person or by proxy) and entitled to vote at the Meeting on the election of directors is required to elect each director nominee. As such, a withhold vote is effectively a vote against a director. In contrast, broker non-votes are not counted as present and entitled to vote on the proposal for purposes of determining if the proposal receives an affirmative vote of a majority of the shares present and entitled to vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE THIRTEEN DIRECTOR NOMINEES NAMED ABOVE.

GOVERNANCE OF THE COMPANY

Hasbro is committed to strong corporate governance, ethical conduct, sustainability and the accountability of our Board and our senior management team to the Company’s shareholders.

Highlights of our efforts in these areas include:

•	Our Board is composed of a significant majority of independent directors;

•	We have a separate Chairman and Chief Executive Officer;

•	We have an Independent Presiding Director;

•	Our entire Board is elected annually;

•	We do not have a shareholder rights plan;

•	We have adopted a Clawback Policy;

•	We have a longstanding commitment to Corporate Sustainability;

•	In 2012 we adopted a policy prohibiting, on a prospective basis, the pledging or hedging of Company stock;

•	We have a written Code of Conduct and Corporate Governance Principles; and

•	We have share ownership policies applicable to our Board members and to our executive officers and other members of management.

Code of Conduct

Hasbro has a Code of Conduct which is applicable to all of the Company’s officers, other employees and directors, including the Company’s Chief Executive Officer, Chief Financial Officer and Controller. The Code of Conduct addresses such issues as conflicts of interest, protection of confidential Company information, financial integrity, compliance with laws, rules and regulations, insider trading and proper public disclosure. Compliance with the Code of Conduct is mandatory for all Company officers, other employees and directors. Any violation of the Code of Conduct can subject the person at issue to a range of sanctions, including dismissal.

The Code of Conduct is available on Hasbro’s website at www.hasbro.com, under “Corporate — Investor Relations — Corporate Governance.” Although the Company generally does not intend to provide waivers of, or amendments to, the Code of Conduct for its Chief Executive Officer, Chief Financial Officer, Controller, or any other officers, directors or employees, information concerning any waiver of, or amendment to, the Code of Conduct for the Chief Executive Officer, Chief Financial Officer, Controller, or any other executive officer or director of the Company, will be promptly disclosed on the Company’s website in the location where the Code of Conduct is posted.

Corporate Governance Principles

Hasbro has adopted a set of Corporate Governance Principles which address qualifications for members of the Board of Directors, director responsibilities, director access to management and independent advisors, director compensation and many other matters related to the governance of the Company. The Corporate Governance Principles are available on Hasbro’s website at www.hasbro.com, under “Corporate — Investor Relations — Corporate Governance.”

Director Independence

Hasbro’s Board has adopted Standards for Director Independence (the “Independence Standards”) in accordance with The NASDAQ Stock Market’s corporate governance listing standards. The Independence

Standards specify criteria used by the Board in making determinations with respect to the independence of its members and include strict guidelines for directors and their immediate family members with respect to past employment or affiliation with the Company or its independent auditor. The Independence Standards are available on Hasbro’s website at www.hasbro.com, under “Corporate — Investor Relations — Corporate Governance.” A copy of the Independence Standards is also attached as Appendix A to this proxy statement.

The Independence Standards restrict commercial relationships between directors and the Company and include the consideration of other relationships with the Company, including charitable relationships, in making independence determinations. The Board has determined in accordance with our Independence Standards, that each of the following directors are independent and have no relationships which impact an independence determination under the Company’s Independence Standards: Basil L. Anderson, Alan R. Batkin, Frank J. Biondi, Jr., Kenneth A. Bronfin, John M. Connors, Jr., Michael W.O. Garrett, Lisa Gersh, Jack M. Greenberg, Alan G. Hassenfeld, Tracy A. Leinbach, Edward M. Philip and Alfred J. Verrecchia. Of the Company’s directors who were determined to be independent, there were two directors who had a relationship which was considered by the Board in making the independence determinations.

Alfred J. Verrecchia was formerly an employee and Chief Executive Officer of the Company. However, Mr. Verrecchia’s officer and employee relationship with the Company ended in December of 2008. The Board does not believe that the former employment relationship impacts Mr. Verrecchia’s independence.

Alan G. Hassenfeld was formerly an employee and Chief Executive Officer of the Company. However, Mr. Hassenfeld’s officer and employee relationship with the Company ended in December of 2005. Although Mr. Hassenfeld has a greater than 5% shareholding in the Company, which is detailed in the stock ownership tables in this proxy statement, that interest is only a minority interest in the total share ownership of the Company. The Board does not believe that the former employment relationship or equity interest impact Mr. Hassenfeld’s independence.

The only member of the Company’s Board who was determined not to be independent was Brian D. Goldner, the Company’s current President and Chief Executive Officer.

Clawback Policy

In 2012 the Company’s Board adopted a Clawback Policy. All equity and non-equity incentive plan compensation granted by the Company in 2013 and thereafter will be subject to this clawback policy. The policy provides that if an accounting restatement is required due to the Company’s material non-compliance with any accounting requirements, then all of the Company’s executive officers, regardless of whether they were at fault or not in the circumstances leading to the restatement, will be subject to forfeiting any excess in the incentive compensation they earned over the prior three years over what they would have earned if there had not been a material non-compliance in the financial statements.

Adoption of a Policy Prohibiting the Pledging or Hedging of Company Stock

In 2012 the Board also adopted a policy prohibiting any pledges or hedges of Company stock by officers or other employees on a prospective basis. This policy is effective from the date of its adoption in October 2012. The Board believes this policy furthers the interest of shareholders by ensuring that officers and employees have the same economic incentives as shareholders and that equity held by officers and employees will not be sold in situations beyond the control of the officer or employee.

Corporate Social Responsibility

Corporate social responsibility (CSR) unites Hasbro’s desire to play a part in building a safe and sustainable world for future generations with the Company’s passion for fulfilling the fundamental need for play. The Company focuses its CSR initiatives on three key areas: product safety, manufacturing ethics and environmental sustainability. Another important element of the Company’s CSR efforts is its tradition of supporting children worldwide through a variety of philanthropic programs. Hasbro received several prestigious recognitions in this area, including being named on Ethisphere’s “World’s Most Ethical Companies” list in 2012 and 2013; ranking #23 on Corporate Responsibility’s 2012 “100 Best Corporate Citizens” list; ranking #10 on Bloomberg News’ “The Civic 50” list; and receiving the U.S. EPA’s Climate Leadership Award for Excellence in Greenhouse Gas Management Goal Achievement.

Board Meetings and Director Attendance at the Annual Meeting

During 2012, the Board held seven meetings. All directors attended at least 75% of the aggregate of (i) the Board meetings held during their tenure as directors during 2012 and (ii) the meetings of any committees held during their tenure as members of such committees during 2012. Although the Company does not have a formal policy requiring attendance of directors at the annual meeting of shareholders, the expectation of the Company and the Board is that all directors will attend the annual meeting of shareholders unless conflicts prevent them from attending. All members of the Board who were members as of the 2012 Annual Meeting of Shareholders attended the 2012 Annual Meeting of Shareholders.

Board Leadership Structure

The Chairman of the Company’s Board is elected by the Board on an annual basis. Currently, the positions of Chairman of the Board and Chief Executive Officer of the Company are held by separate individuals, with Mr. Goldner serving as Chief Executive Officer and Mr. Verrecchia serving as Chairman of the Board. The Board believes that at the current time this structure is best for the Company, as it allows Mr. Goldner to focus on the Company’s strategy, business and operations, while enabling Mr. Verrecchia to assist with Board matters and serve as a liaison between the Board and the Company’s senior management, headed by Mr. Goldner. This structure can also enable Mr. Goldner, Mr. Verrecchia, and the other members of the Board to be better informed and to communicate more effectively on issues, including with respect to risk oversight matters. However, the Board does not believe that a formal policy separating the two positions is necessary or desirable and the two positions might be held by the same individual in the future if circumstances were to make combining the two roles desirable.

The Chairman of the Board provides leadership to the Board by, among other things, working with the Chief Executive Officer, the Presiding Director and the Corporate Secretary to set Board calendars, determine agendas for Board meetings, ensure proper flow of information to Board members, facilitate effective operation of the Board and its Committees, help promote Board succession planning and the recruitment and orientation of new directors, address issues of director performance, assist in consideration and Board adoption of the Company’s strategic plan and annual operating plans, and help promote senior management succession planning. In addition, the Chairman assists the Company’s Chief Executive Officer by advising on Board-related issues.

Even though the role of Chairman and Chief Executive Officer for the Company is currently held by different individuals, the Company also has a Presiding Director who serves as the Company’s lead independent director. The Board believes that the role of Presiding Director is a useful one in promoting good Board governance. The Presiding Director’s principal duties include developing the agenda for, and moderating, executive sessions of the Board’s non-management directors, acting as the principal liaison between the non-management directors and the Chief Executive Officer and Chairman on issues that arise at the executive sessions or otherwise, serving as a conduit for third parties to contact the non-management directors as a group, and providing feedback with regard to proposed agendas for Board meetings.

Presiding Non-Management Director and Communicating with the Board

Executive sessions of the non-management members of the Company’s Board are presided over by the presiding director (the “Presiding Director”). Tracy Leinbach currently serves as the Presiding Director, a position which is typically rotated among the Chairs of the Audit, Compensation, Finance and Nominating,

Governance and Social Responsibility Committees. It is currently planned that Kenneth A. Bronfin will be appointed Presiding Director at the Board’s meeting on May 23, 2013. Interested parties may contact the Presiding Director with respect to governance matters by sending correspondence to c/o Presiding Director, Hasbro, Inc., P.O. Box 495, Pawtucket, Rhode Island 02862. Persons may also contact the Board as a whole with respect to governance matters through the Presiding Director in the manner set forth in the preceding sentence.

Board Committees

Audit Committee.    The Audit Committee of the Board, which currently consists of Tracy A. Leinbach (Chair), Alan R. Batkin, Michael W.O. Garret, and Lisa Gersh held twelve meetings in 2012. The Audit Committee is responsible for the appointment, compensation and oversight of the Company’s independent auditor and assists the Board in fulfilling its responsibility to oversee management’s conduct of the Company’s financial reporting process, the financial reports provided by the Company, the Company’s systems of internal accounting and financial controls, and the quarterly review and annual independent audit of the Company’s financial statements. The current Audit Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate — Investor Relations — Corporate Governance — Committee Charters.”

The Board has determined that each member of the Audit Committee meets both the Company’s Independence Standards and the requirements for independence under The NASDAQ Stock Market’s corporate governance listing standards. The Board has determined that Tracy A. Leinbach qualifies as an Audit Committee Financial Expert, as such term is defined in the rules and regulations promulgated by the United States Securities and Exchange Commission.

The Board does not have a policy setting rigid limits on the number of audit committees on which a member of the Company’s Audit Committee can serve. Instead, in cases where an Audit Committee member serves on more than three public company audit committees, the Board evaluates whether such simultaneous service would impair the service of such member on the Company’s Audit Committee.

Compensation Committee.    The Compensation Committee of the Board, which currently consists of John M. Connors, Jr. (Chair), Basil L. Anderson, Frank J. Biondi, Jr., Kenneth A. Bronfin and Edward M. Philip, held five meetings in 2012. The Compensation Committee is responsible for establishing and overseeing the compensation and benefits for the Company’s senior management, including all of the Company’s executive officers, is authorized to make grants and awards under the Company’s employee stock equity plan and shares responsibility for evaluation of the Company’s Chief Executive Officer with the Nominating, Governance and Social Responsibility Committee.

The current Compensation Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate — Investor Relations — Corporate Governance — Committee Charters.” The Board has determined that each member of the Compensation Committee meets both the Company’s Independence Standards and the requirements for independence under The NASDAQ Stock Market’s corporate governance listing standards. For a further description and discussion concerning the Compensation Committee, including its composition and its processes and procedures for determining the compensation of the Company’s executive officers, please see the Compensation Committee Report on page 22 of this proxy statement, and the Compensation Discussion and Analysis which begins immediately thereafter.

As is discussed in more detail on page 38 of this proxy statement, in reviewing the proposed fiscal 2012 compensation and retention program for the Company’s executive officers at the beginning of 2012, the Compensation Committee received input and recommendations from Compensation Advisory Partners LLC (“CAP”) who served as an outside compensation consultant for the Compensation Committee. For its work with respect to advising on the 2012 compensation program, CAP was retained by, and reported directly to, the members of the Committee. CAP advised the Committee with respect to the Committee’s review of the

Company’s 2012 executive compensation programs and provided additional information as to whether the Company’s proposed 2012 executive compensation programs were competitive, fair to the Company and the executives, reflected appropriate pay for performance, provided appropriate retention to executives, and were effective in promoting the performance of the Company’s executives and achievement of the Company’s business and financial goals. CAP did not perform any other work for the Company in 2012 and in order to maintain CAP’s independence the Committee has established a policy that CAP will not provide any services directly to the Company and will only provide services directly to the Committee. CAP does not have any relationship with the Company which the Committee’s believes in any way adversely impacts CAP’s independence. The Committee’s review of CAP’s independence is discussed in more detail on page 38 of this proxy statement.

The Compensation Committee also retained Goodwin Procter LLP in Boston, Massachusetts to advise the Committee in connection with the negotiation of Mr. Goldner’s Amended and Restated Employment Agreement. The advice provide by Goodwin Procter LLP to the Compensation Committee was in addition to advice provided by CAP. Goodwin Procter LLP was retained directly by the Committee for this purpose and did not perform any services directly for the Company in 2012. Goodwin Proctor did not have any relationship with the Company which the Committee believed impacted its independence.

In addition to the work performed by CAP directly for the Committee with respect to the 2012 compensation program, Towers Watson & Co. (“Towers Watson”) was retained by the Company’s Human Resources and Corporate Compensation Departments to perform analysis on the Company’s proposed compensation and retention programs, including with respect to their fairness to the Company and the executives, retention value, effectiveness in promoting and rewarding performance and achievement of the Company’s goals and competitiveness with comparable companies. The services provided by Towers Watson to the Company are discussed in more detail on page 38 of this proxy statement.

Executive Committee.    The Executive Committee of the Board, which currently consists of Alan G. Hassenfeld (Chair), Kenneth A. Bronfin, John M. Connors, Jr., Brian D. Goldner, Jack M. Greenberg, Tracy A. Leinbach and Alfred J. Verrecchia, did not meet in 2012. The Executive Committee acts on such matters as are specifically assigned to it from time to time by the Board and is vested with all of the powers that are held by the Board, except that by law the Executive Committee may not exercise any power of the Board relating to the adoption of amendments to the Company’s Articles of Incorporation or By-laws, adoption of a plan of merger or consolidation, the sale, lease or exchange of all or substantially all the property or assets of the Company or the voluntary dissolution of the Company. The current Executive Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate — Investor Relations — Corporate Governance — Committee Charters.”

Finance Committee.    The Finance Committee of the Board, which currently consists of Kenneth A. Bronfin (Chair), Alan R. Batkin, Michael W.O. Garrett, Jack M. Greenberg, Alan G. Hassenfeld and Tracy A. Leinbach, met three times in 2012. The Finance Committee assists the Board in overseeing the Company’s annual and long-term financial plans, capital structure, use of funds, investments, financial and risk management and proposed significant transactions. The current Finance Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate — Investor Relations — Corporate Governance — Committee Charters.” The Board has determined that each member of the Finance Committee meets both the Company’s Independence Standards and the requirements for independence under The NASDAQ Stock Market’s corporate governance listing standards.

Nominating, Governance and Social Responsibility Committee.    The Nominating, Governance and Social Responsibility Committee of the Board (the “Nominating Committee”), which currently consists of Jack M. Greenberg (Chair), Basil L. Anderson, Frank J. Biondi, Jr., John M. Connors, Jr., Lisa Gersh and Edward M. Philip, met four times in 2012. The Nominating Committee identifies and evaluates individuals qualified to become Board members and makes recommendations to the full Board for possible additions to the Board and on the director nominees for election at the Company’s annual meeting. The Nominating Committee also oversees and makes recommendations regarding the governance of the Board and the committees thereof, including the Company’s governance principles, Board and Board committee evaluations and the Chair of the Nominating Committee shares with the Compensation Committee responsibility for evaluation of the Chief Executive Officer.

In addition, the Nominating Committee periodically reviews, and makes recommendations to the full Board with respect to, the compensation paid to non-employee directors for their service on the Company’s Board, including the structure and elements of non-employee director compensation. In structuring the Company’s director compensation, the Nominating Committee seeks to attract and retain talented directors who will contribute significantly to the Company, fairly compensate directors for their work on behalf of the Company and align the interests of directors with those of stockholders. As part of its review of director compensation, the Nominating Committee reviews external director compensation market studies to assure that director compensation is set at reasonable levels which are commensurate with those prevailing at other similar companies and that the structure of the Company’s non-employee director compensation programs is effective in attracting and retaining highly qualified directors. In 2006, the Company adopted director stock ownership guidelines which require that a director may not sell any shares of the Company’s Common Stock, including shares acquired as part of the yearly equity grant, until the director holds shares of common stock with a value equal to at least five times the current non-employee directors’ annual retainer (currently requiring holdings with a value of $425,000). Please see the Compensation of Directors section beginning on page 82 of this proxy statement for a full discussion of the Company’s compensation of its directors.

Further, the Nominating Committee oversees the Company’s codes of business conduct and ethics, and analyzes issues of social responsibility and related corporate conduct, including sustainability, philanthropy and transparency. The current Nominating, Governance and Social Responsibility Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate — Investor Relations — Corporate Governance — Committee Charters.” The Board has determined that each member of the Nominating Committee meets both the Company’s Independence Standards and the requirements for independence under The NASDAQ Stock Market’s corporate governance listing standards.

In making its nominations for election to the Board the Nominating Committee seeks candidates who meet the current challenges and needs of the Board. As part of this process the Committee considers a number of factors, including, among others, a candidate’s employment and other professional experience, past expertise and involvement in areas which are relevant to the Company’s business, business ethics and professional reputation, independence, other board experience, and the Company’s desire to have a Board that represents a diverse mix of backgrounds, perspectives and expertise. The Company does not have a formal policy for considering diversity in identifying and recommending nominees for election to the Board, but the Nominating Committee considers diversity of viewpoint, experience, education, skill, background and other qualities in its overall consideration of nominees qualified for election to the Board. The Nominating Committee will consider and evaluate nominees recommended by shareholders for election to the Board on the same basis as candidates from other sources if such nominations are made in accordance with the process set forth in the following pages under “Shareholder Proposals and Director Nominations.” The Nominating Committee uses multiple sources for identifying and evaluating nominees for director, including referrals from current directors, recommendations by shareholders and input from third-party executive search firms.

As of December 5, 2012 (the date that is 120 calendar days before the first anniversary of the release date of the proxy statement for the Company’s last Annual Meeting of Shareholders) the Nominating Committee had not received a recommended nominee for election to the Board in 2012 from an individual shareholder, or group of shareholders, who beneficially owned more than 5% of the Company’s Common Stock.

Role of the Board in Risk Oversight

The Board of Directors is actively involved in risk oversight for the Company. Although the Board as a whole has retained oversight over the Company’s risk assessment and risk management efforts, the efforts of the various committees of the Board are instrumental in this process. Each committee, generally through its Chair, then regularly reports back to the full Board on the conduct of the committee’s functions. The Board, as well as the individual Board committees, also regularly speak directly with key officers and employees of the Company involved in risk assessment and risk management. Set forth below is a description of the role of the various Board committees, and the full Board, in risk oversight for the Company.

The Audit Committee assists the Board in risk oversight for the Company by reviewing and discussing with management, internal auditors and the independent auditors the Company’s significant financial and other exposures, and guidelines and policies relating to enterprise risk assessment and risk management, including the Company’s procedures for monitoring and controlling such risks. In addition to exercising oversight over key financial and business risks, the Audit Committee oversees, on behalf of the Board, financial reporting, tax, and accounting matters, as well as the Company’s internal controls over financial reporting. The Audit Committee also plays a key role in oversight of the Company’s compliance with legal and regulatory requirements.

The Finance Committee of the Board reviews and discusses with management the Company’s financial risk management activities and strategies, including with respect to foreign currency, credit risk, interest rate exposure, and the use of hedging and other techniques to manage these risks. As part of its review of the operating budget and strategic plan the Finance Committee also reviews major business risks to the Company and the Company’s efforts to manage those risks.

The Compensation Committee oversees the compensation programs for the Company’s executive officers. As part of that process the Compensation Committee ensures that the performance goals and metrics being used in the Company’s compensation plans and arrangements align the interests of executives with those of the Company and its shareholders and maximize executive and Company performance, while not creating incentives on the part of executives to take excessive or inappropriate risks.

The Nominating, Governance and Social Responsibility Committee has oversight over the Company’s governance policies and structures, management and director succession planning, corporate social responsibility, and issues related to health, safety and the environment, as well as risks and efforts to manage risks to the Company in those areas.

The full Board then regularly reviews the efforts of each of its committees and discusses, at the level of the full Board, the key strategic, financial, business, legal and other risks facing the Company, as well as the Company’s efforts to manage those risks.

Additional Availability of Corporate Governance Materials

In addition to being accessible on the Company’s website, copies of the Company’s Code of Conduct, Corporate Governance Principles and the charters of the five committees of the Board of Directors are all available free of charge to any shareholder upon request to the Company’s Chief Legal Officer and Corporate Secretary, c/o Hasbro, Inc., 1011 Newport Avenue, P.O. Box 1059, Pawtucket, Rhode Island 02862.

Shareholder Proposals and Director Nominations

General Shareholder Proposals

Any proposal which a shareholder of the Company wishes to have considered for inclusion in the proxy statement and proxy relating to the Company’s 2014 Annual Meeting of Shareholders must be received by the Secretary of the Company at the Company’s executive offices no later than December 9, 2013 (the date that is

120 calendar days before the anniversary of the release date of the proxy statement relating to the 2013 Annual Meeting of Shareholders). The address of the Company’s executive offices is 1011 Newport Avenue, Pawtucket, Rhode Island 02862. Such proposals must also comply with the other requirements of the rules of the United States Securities and Exchange Commission relating to shareholder proposals.

With the exception of the submission of director nominations for consideration by the Nominating Committee, which must be submitted to the Company in the manner described below, any new business proposed by any shareholder to be taken up at the 2014 Annual Meeting, but not included in the proxy statement or proxy relating to that meeting, must be stated in writing and filed with the Secretary of the Company no later than 150 days prior to the date of the 2014 Annual Meeting. Except for shareholder proposals made pursuant to the preceding paragraph, the Company will retain discretion to vote proxies at the 2014 Annual Meeting with respect to proposals received prior to the date that is 150 days before the date of such meeting, provided (i) the Company includes in its 2014 Annual Meeting proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion and (ii) the proponent does not issue a proxy statement.

Director Nominations

The Company’s By-laws provide that shareholders may themselves nominate directors for consideration at an annual meeting provided they give written notice to the Secretary of the Company, such notice must be received at the principal executive office of the Company not less than 60 days nor more than 90 days prior to the one-year anniversary date of the immediately preceding annual meeting of shareholders and provide specified information regarding the proposed nominee and each shareholder proposing such nomination. Nominations made by shareholders in this manner are eligible to be presented by the shareholder to the meeting, but such nominees will not have been considered by the Nominating Committee as a nominee to be potentially supported by the Company.

To be considered by the Nominating Committee, director nominations must be submitted to the Chief Legal Officer and Corporate Secretary of the Company at the Company’s executive offices, 1011 Newport Avenue, Pawtucket, Rhode Island 02862 at least 120 days prior to the one-year anniversary of the release to the Company’s shareholders of the proxy statement for the preceding year’s annual meeting. As such, director nominations to be considered for the Company’s 2014 Annual Meeting of Shareholders must be submitted no later than December 9, 2013. The Nominating Committee is only required to consider recommendations made by shareholders, or groups of shareholders, that have beneficially owned at least 1% of the Company’s Common Stock for at least one year prior to the date the shareholder(s) submit such candidate to the Nominating Committee and who undertake to continue to hold at least 1% of the Company’s Common Stock through the date of the next annual meeting. In addition, a nominating shareholder(s) may only submit one candidate to the Nominating Committee for consideration.

Submissions to the Nominating Committee should include (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the person, (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, and (v) confirmation that the candidate is independent under the Company’s Independence Standards and the rules of The NASDAQ Stock Market, or if the candidate is not independent under all such criteria, a description of the reasons why the candidate is not independent; and (b) as to the shareholder(s) giving the notice (i) the name and record address of such shareholder(s) and each participant in any group of which such shareholder is a member, (ii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by such shareholder(s) and each participant in any group of which such shareholder is a member, (iii) if the nominating shareholder is not a record holder of the shares of capital stock of the Company, evidence of ownership as provided in Rule 14a-8(b)(2) under the Exchange Act, (iv) a description of all arrangements or understandings between such shareholder(s) and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder(s), and (v) any other information relating to such shareholder(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

The Nominating Committee may require that any proposed nominee for election to the Board furnish such other information as may reasonably be required by the Nominating Committee to determine the eligibility of such proposed nominee to serve as director of the Company. The written notice from the nominating shareholder specifying a candidate to be considered as a nominee for election as a director must be accompanied by a written consent of each proposed nominee for director. In this written consent the nominee must consent to (i) being named as a nominee for director, (ii) serve as a director and represent all shareholders of the Company in accordance with applicable laws and the Company’s Articles of Incorporation, By-laws and other policies if such nominee is elected, (iii) comply with all rules, policies or requirements generally applicable to non-employee directors of the Company, and (iv) complete and sign customary information requests upon the request of the Company.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The Company has a policy that any transaction which would require disclosure under Item 404(a) of Regulation S-K of the rules and regulations of the United States Securities and Exchange Commission, with respect to a director or nominee for election as a director, must be reviewed and approved or ratified by the Company’s full Board, excluding any director interested in such transaction. All other related person transactions which would require disclosure under Item 404(a), including, without limitation, those involving executive officers of the Company, must be reviewed and approved or ratified by either the Company’s full Board or a committee of the Board which has been delegated with such duty. Any such related person transactions will only be approved or ratified if the Board, or the applicable committee of the Board, determines that such transaction will not impair the involved person’s service to, and exercise of judgment on behalf of, the Company, or otherwise create a conflict of interest which would be detrimental to the Company. This policy is contained in Section 20, entitled “Code of Conduct; Conflicts of Interest” of the Company’s Corporate Governance Principles.

Michael Verrecchia, son of Alfred J. Verrecchia, is employed by the Company as Director of Retail Development. For fiscal 2012, Michael Verrecchia was paid an aggregate salary and bonus of $158,792.42.

COMPENSATION COMMITTEE REPORT

The Compensation Committee (the “Compensation Committee” or the “Committee”) of the Company’s Board of Directors is responsible for establishing and overseeing the compensation programs for the Company’s executive officers, including all of the Company’s Named Executive Officers, and is authorized to make grants and awards under the Company’s equity compensation plans. The Committee operates under a written charter, which has been established by the Company’s Board and which is reviewed and evaluated by both the Committee and the Board on an annual basis. The current Compensation Committee charter is available on the Company’s website at www.hasbro.com, under “Corporate — Investor Relations — Corporate Governance.”

The Committee is composed solely of persons who are both “Non-Employee Directors,” as defined in Rule 16b-3 of the rules and regulations of the United States Securities and Exchange Commission, and “outside directors,” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Board has determined that each member of the Committee is independent under the Company’s Independence Standards and the requirements of The NASDAQ Stock Market’s corporate governance listing standards. The exercise of independent judgment in furtherance of the interests of the Company and its shareholders is a cornerstone of the Committee’s actions.

The following section of this proxy statement, entitled “Compensation Discussion and Analysis”, contains detailed discussion regarding the philosophy, policies, processes and compensation plans utilized by the Committee in establishing the compensation programs for the Company’s executive officers and in assuring that the Company’s compensation programs attract and retain top executive talent, align the interests of the executive team with those of the Company’s shareholders, create a powerful alignment between pay and performance and maximize the business results of the Company.

The Committee has reviewed and discussed with management the Compensation Discussion and Analysis that follows this report. Based on its review and discussions with management, the Committee recommended to the Company’s full Board and the Board has approved the inclusion of the Compensation Discussion and Analysis in this proxy statement for the Meeting and, by incorporation by reference, in the Company’s Annual Report on Form 10-K for the year ended December 30, 2012.

Report issued by John M. Connors, Jr. (Chair), Basil L. Anderson, Frank J. Biondi, Jr., Kenneth A. Bronfin and Edward M. Philip as the members of the Compensation Committee as of the 2012 fiscal year end.

COMPENSATION DISCUSSION AND ANALYSIS

Key Notes for 2012

Compensation Program Structure

The Company employed four elements in its compensation program for the Named Executive Officers in 2012. Those four elements, which are discussed in detail in the report that follows, were:

•	Salary;

•	Cash performance-based incentive compensation;

•	Equity performance-based and stock-price based incentive compensation; and

•	Benefits.

The substantial majority of the total potential value of the compensation packages for the Named Executive Officers in 2012 were performance based. For Mr. Goldner, the Company’s Chief Executive Officer, approximately 82.5% of the 2012 total compensation reported for him in the Summary Compensation Table was composed of variable performance-based and stock-price based compensation.

2012 Company Accomplishments

In 2012 the Company achieved many key business objectives. Among our accomplishments in 2012, we:

•	Grew our earnings per share, absent the impact of foreign exchange and discrete restructuring charges and tax benefits;

•	Returned the U.S. and Canada segment to historical operating profit margins;

•	Stabilized our games business, growing it from 2011, and positioned it for growth in 2013 and beyond; and

•	Delivered a one-year total shareholder return of 18.1%.

Our 2012 performance, and the connection between that performance and the compensation earned by our Named Executive Officers, is discussed in greater detail in the remainder of this report.

2012 Key Compensation Actions

With respect to our 2012 compensation programs we took several key actions impacting our Named Executive Officers. Among these actions we:

•	Established challenging 2012 cash incentive plan financial performance objectives;

•	Established challenging three-year financial performance objectives for our contingent stock performance awards granted in 2012;

•	Did not pay out any shares under the contingent stock performance awards we granted in 2010, for which the performance period ended at the end of 2012;

•	Adopted a clawback policy;

•	Adopted a policy prohibiting the pledging or hedging of company stock; and

•

Amended and restated Mr. Goldner’s employment agreement, in the process of which we implemented many shareholder favorable provisions, which are described below, including the use of restricted stock units, which vest based upon achievement of specified share price thresholds, as a key component of his future equity compensation opportunity, and the implementation of a relative total shareholder return modifier on the contingent stock performance awards to be granted to Mr. Goldner in 2013 and 2014.

Overview of 2012 Executive Compensation Program Elements

The following table summarizes the elements of the Company’s 2012 executive compensation program, and the objectives served by each element. A detailed discussion of each element is contained in the following pages.

Elements of Compensation	Objective

Base Salary

A fixed annual cash salary paid to the executive	Provide a competitive fixed payment to the executive for their service to the Company, set at a level that allows the Company to attract and retain top talent

Annual Cash Incentive Opportunity

The ability to earn a cash bonus, payable following the end of the year, based upon both (i) the Company’s achievement of established annual net revenue, operating margin and free cash flow targets and (ii) the executive’s achievement of individual performance objectives set for the year

Align the compensation of executives with the annual financial performance of the Company and its achievement of annual revenue, operating margin and free cash flow objectives

Reward the executive for achievement of individual performance objectives for the year

Equity Grants (composed of two elements)

Performance Share Awards, which allow the executive to earn shares of the Company’s common stock based upon the achievement of cumulative net revenue and earnings per share targets over a three-year performance period

Stock Options, which vest over a three-year period and are granted with an exercise price equal to the fair market value of the common stock on the date of grant

Align the compensation of executives with the financial performance of the Company and the value delivered to shareholders over the longer term

Reward for increases in stock price over the longer-term

Provide strong retention value to retain executives in the service of the Company over the longer term and keep executives focused on the delivery of financial performance and increases in shareholder value

Employee Benefits, such as medical coverage and retirement benefits	Provide benefits that are competitive and enable the Company to attract and retain top executive talent

Stock Ownership Requirements, mandating that executives retain Company shares worth a set multiple of their base salary	Align the interests of executives and shareholders and maintain an ownership culture among the executive officers

Overview of 2012 Company Performance

In 2012 we continued our development into a global branded-play company and achieved many of our strategic plan objectives. The following are among the Company’s achievements in 2012:

•

Delivered the 12th consecutive year of growth in earnings per share, with our full-year 2012 earnings per diluted share increasing from $2.74 in 2011, to $2.81 in 2012, excluding in both years restructuring charges and discrete tax benefits;

•	Returned the U.S. and Canada segment to historical operating profit margins;

•	Executed our business plan globally by leveraging our investments in new and emerging markets;

•	Stabilized our games business, growing it in 2012, and positioned it for growth in 2013 and beyond;

•	Grew our girls business;

•	Grew our Entertainment and Licensing segment in a year without a Transformers motion picture; and

•	Instituted a cost-savings initiative designed to remove $100 million in annual operating expenses from the business by 2015.

In addition, for the benefit of our shareholders in 2012 we:

•	Delivered a one-year total shareholder return of 18.1%, a three-year average total shareholder return of 7.4% annually, and a five-year average total shareholder return of 10.4% annually; and

•

Returned $323.5 million to our shareholders, in the form of $225.5 million in dividends (including the acceleration of payment of the dividend normally paid in February 2013 to December 2012) and the repurchase of $98 million of our stock.

We believe that our ongoing efforts in 2012 to continue our international expansion and to drive all aspects of our global brand blueprint, through the offering of innovative toys and games, immersive entertainment experiences, digital gaming and lifestyle licensing products, made significant progress in positioning our Company for long-term success.

The one key objective for 2012 which we did not achieve was to grow our overall net revenues, absent the impact of foreign exchange. The Company had set an aggressive goal for itself of growing revenues in 2012 notwithstanding the difficult comparisons we faced in looking back at 2011. In 2011 we had grown our consolidated net revenues 7%, to $4.29 billion, the highest global net revenues in our Company’s history. The growth in our 2011 net revenues was driven by factors including an 85% year over year increase in Transformers net revenues, with the release of TRANSFORMERS: DARK OF THE MOON driving $483 million in revenue from that brand in 2011, $477 million in global net revenues from BEYBLADE and the first full year of our relationship with Sesame Workshop related to the SESAME STREET brand.

In addition to facing these difficult comparisons, 2012 proved to be very challenging for our industry in certain established markets, including in the United States and in many countries in Western Europe. Sales of our products in those markets in the critical weeks leading up to the holidays at the end of the fourth quarter fell short of our expectations and our targeted operating plan performance. As is discussed in the following pages, our revenue shortfall in 2012 as compared to our operating plan goal has had a direct impact in reducing the variable compensation paid to our executive officers and other employees.

Providing value and return to our shareholders is a cornerstone of our objectives. The following tables illustrate our performance over the last few years in achieving certain metrics we believe are fundamental to our shareholders.

The following table provides the total amounts we have returned to our shareholders since 2008, in the form of cash dividends and share repurchases. In early 2013 we raised our quarterly dividend, payable in May 2013, 11% from $.36 to $.40 per share. That was our ninth dividend increase in ten years. The dividends paid in 2012 include the accelerated payment of the dividend normally paid in February 2013, which was paid in December 2012.

Aggregate Value of Dividends and Share Repurchases in Millions of Dollars

The table below shows the aggregate annualized total shareholder return to our shareholders for the three and five-year periods ended in each of 2010, 2011 and 2012. Total shareholder return combines the Company’s stock price appreciation and reinvested dividends to show the total return to the shareholder expressed as an annualized percentage.

Annualized Total Shareholder Return Over the Prior Three and Five-Year Periods

The following graph tracks an assumed investment of $100 at the end of 2007 in the Company’s common stock, the S&P 500 Index and the Russell 1000 Consumer Discretionary Index, assuming full reinvestment of dividends and no payment of brokerage commissions or fees. The data reflects Hasbro’s fiscal year ends. Source data is provided by Zacks Investment Research, Inc. and is used with permission.

Our operating margins continue to improve as we focus on expense management, while investing in the growth of our business globally across our brand blueprint, including in emerging markets.

Operating Margin Percentage

Finally, the following table shows our growth in earnings per share over the prior five years.

Diluted Earnings Per Share

*	Operating margins and diluted earnings per share exclude restructuring charges of $47.2 million pre-tax, or $.26 per diluted share, in 2012, and $14.4 million pre-tax, or $.07 per diluted share, in 2011. Diluted earnings per share exclude favorable tax benefits of $20.5 million, or $.15 per diluted share, in both 2011 and 2010.

Key Compensation Actions For Fiscal 2012

At our May 2012 Annual Meeting the Company’s shareholders were presented with an advisory vote asking them to approve the Company’s 2011 compensation program for its Named Executive Officers. The 2011 compensation program was overwhelmingly approved by shareholders at the 2012 Annual Meeting, with 93.5% of the shares voted on the proposal voting in favor of approval. The results of this vote showed strong shareholder support for our executive compensation programs. The Committee carefully considers the outcome of shareholder votes on the Company’s executive compensation programs in reviewing and establishing future programs and in determining whether changes should be made to our compensation programs.

For 2012 the Compensation Committee and the Company took key steps to maintain the strong linkage between pay and performance in the Company’s compensation programs and to continue to use the compensation programs to drive the Company’s future performance in the best interests of the Company’s shareholders and in a manner reflective of governance best practices. Below is a summary of key actions the Compensation Committee took with respect to the 2012 compensation programs. The impact of these actions on the actual compensation realized by our Named Executive Officers is highlighted in the charts that begin on page 34 of this report.

Establishment of Challenging 2012 Cash Incentive Plan Objectives.    Early in 2012 the Compensation Committee set challenging net revenue, operating margin and free cash flow performance metrics for the year under the Company’s annual cash incentive plans. Those metrics were based on the 2012 operating plan and budget approved by the Board of Directors at the beginning of 2012, and are discussed in detail beginning on page 43 of this proxy statement. Following the completion of 2012, the Committee reviewed the Company’s 2012 financial results and performance against its management incentive plan objectives.

Although the Company’s achievement of its 2012 cash incentive plan objectives would have allowed for a higher funding level, the Committee determined that the Company’s overachievement of its operating margin and free cash flow objectives should not offset the 2012 revenue shortfall to the extent that was allowable under the plan weighting of the three performance metrics. The Committee’s view was that driving revenue was a key element of the 2012 performance plan and that the Company’s highly effective management of costs and cash flow should not mute the impact of the Company missing its net revenue goal for the year. As a result, the Committee exercised negative discretion to lower the payout under the Company’s cash management incentive plans from the level that otherwise would have been payable for 2012, resulting in a plan payout of 90% of target, even though the Company achieved 117% of its financial performance targets.

Establishment of Challenging Three-Year Performance Share Objectives for the 2012 Grants.    As part of its annual equity compensation programs the Committee granted contingent stock performance awards in February 2012 with challenging three-year net revenue and earnings per share targets which must be met for executives to earn shares under the awards. The three-year performance targets for our contingent stock performance awards are based on the three-year strategic plan approved by our Board. The Committee also granted stock options in February 2012 under which the executives will only realize value if the Company’s share price appreciates from the fair market value on the date of grant.

No Payment of Any Shares Under the Performance Share Awards Granted in 2010.    The three-year performance period for the contingent stock performance awards granted in February 2010 was completed at the end of December 2012. The Committee had set challenging three-year cumulative net revenue and earnings per share targets under those awards that required the Company to achieve at least 90% of the net revenue and earnings per share targets to earn any payout under the awards. The Company did not meet this threshold performance and as a result, recipients of the 2010 contingent stock performance awards did not receive any shares under these awards.

In the pages that follow we discuss the differences between annual compensation, as it is reported pursuant to the rules of the Securities and Exchange Commission, and compensation that is actually realized by an executive. There can be a dramatic difference between those values, driven by the connection between realized compensation and performance and stock price. These differences are primarily driven by the fact that the SEC disclosure rules require disclosure of the grant date accounting fair values for equity awards. However, these values may or may not be realized by the grant recipients dependent on achievement of the performance goals for the performance shares and appreciation in the stock price with respect to stock options and performance shares.

For example, in the Summary Compensation Table for 2010, Mr. Goldner is shown as having received stock awards with a grant date value of $9,688,837. That was the accounting value assigned to the contingent stock performance awards granted to Mr. Goldner in 2010, including the supplemental retention and performance awards associated with an amendment to his employment agreement in 2010. At the end of 2012 the performance period related to these awards ended, and Mr. Goldner received no shares at all under any of the contingent stock performance awards granted to him in 2010, as the Company did not achieve the threshold levels of performance required to earn shares under the awards. Although there is a period of a few years from the grant date of a contingent stock performance award until it can be determined what an executive actually may realize under such an award, based upon the Company’s performance in achieving its pre-established financial metrics during the associated performance period, it is critical to note that because of the strong performance metrics set by the Committee which required a significant degree of stretch performance to achieve, the ultimate value Mr. Goldner realized under these awards was $0, notwithstanding the grant date value assigned to them of almost $10 million. That is the same for every executive and other employee of the Company who was granted contingent stock performance awards in 2010. No shares were earned under any of those awards as the Company fell short of its strategic plan targets for the three-year performance period running from 2010 through the end of 2012. This alignment of pay for performance is shown by the significant reduction in the pay realized by our executives.

Adoption of a Clawback Policy.    In 2012 the Committee and the Company’s Board adopted a Clawback Policy. All equity and non-equity incentive plan compensation granted by the Company in 2013 and thereafter will be subject to this clawback policy. The policy provides that if an accounting restatement is required due to the Company’s material non-compliance with any accounting requirements, then all of the Company’s executive officers, regardless of whether they were at fault or not in the circumstances leading to the restatement, will be subject to forfeiting any excess in the incentive compensation they earned over the prior three years over what they would have earned if there had not been a material non-compliance in the financial statements.

Adoption of a Policy Prohibiting the Pledging or Hedging of Company Stock.    In 2012 the Board also adopted a policy prohibiting any pledges or hedges of Company stock by officers or other employees on a prospective basis. This policy is effective from the date of its adoption in October 2012. The Board believes this policy furthers the interest of shareholders by ensuring that officers and employees have the same economic incentives as shareholders and that equity held by officers and employees will not be sold in situations beyond the control of the officer or employee.

Proposal of Amendments to the Company’s Equity Incentive Plan.    In this proxy statement the Company is also proposing to shareholders the approval of an amendment to the Company’s Restated 2003 Stock Incentive Performance Plan. This amendment is discussed in detail beginning on page 87 of the proxy statement. The amendment is needed to extend the term of the plan and to add shares to allow for equity grants to officers and employees beyond 2013, as the current plan expires on December 31st, 2013. The amendment also implements a number of shareholder favorable provisions. Among them:

•

the amendment clarifies that options and other awards may not be repriced, nor may underwater options otherwise be replaced with substitute awards or cash without the approval of the Company’s shareholders; and

•

if approved by shareholders, the amendment will on a prospective basis for all future awards to be made under the equity plan, change the current single trigger for equity awards upon a change in control to a double trigger. In other words, for any equity awards granted by the Company following approval of the amendment, if the amendment is approved by shareholders, the awards will no longer accelerate automatically upon a change in control of the Company. Rather, an award will only accelerate if the recipient’s employment is terminated following such a change in control. If the amendment is approved at the 2013 Annual Meeting this double trigger will also be applied to the annual equity grants which the Company has already made in 2013. If it is not approved, the grants already made in 2013 will be subject to a single trigger.

Amendment and Restatement of Mr. Goldner’s Employment Agreement.    Finally, in October 2012 the Company entered into an amended and restated employment agreement with Mr. Goldner. The amended and restated employment agreement is discussed in detail beginning on page 51 of this proxy statement. The agreement extends the term of Mr. Goldner’s employment through the end of 2017 and provides additional retention value, in the form of highly performance-based equity awards planned to be made in 2013 and 2014, to facilitate retaining him through the end of this extended term. These equity awards include restricted stock units, which vest based upon achievement of both designated share price thresholds by the Company and Mr. Goldner remaining employed with the Company through the end of the employment term, and contingent stock performance awards with a relative total shareholder return modifier, which adjusts the payouts under the awards to reflect the Company’s total shareholder return as compared to the total shareholder return for the S&P 500 Index. The amended agreement also:

•	eliminated the tax gross-up provisions in Mr. Goldner’s prior agreement;

•	eliminated the auto-renewal feature in the prior agreement;

•	eliminated the special bonus payable one year following a change in control if Mr. Goldner remained employed with the Company; and

•

subjects all of the incentive compensation to be granted to Mr. Goldner in 2013, 2014 and thereafter, including the performance-based retention grants set forth in the employment agreement, to the Company’s recently adopted clawback policy.

Prior to this amendment, Mr. Goldner’s employment term was scheduled to expire at the end of 2014. With only two years remaining in that term the Committee believed it was vital to ensure Mr. Goldner’s continued service to the Company.

Shareholder Outreach.    Beginning in December of 2012 the Company reached out to its 25 largest shareholders and offered to discuss our compensation programs with them individually and give them an opportunity to ask questions and offer their viewpoint on our compensation plans. Many of our shareholders accepted this invitation and the discussions we had with them were extremely informative and valuable, and we are very appreciative of the time they took to speak with us. We are taking their feedback into consideration in our decisions going forward. One outcome of these discussions was that shareholders confirmed their general desire to have a double trigger for acceleration of equity awards following a change in control. This is consistent with the equity plan amendment we are proposing to shareholders at the 2013 Annual Meeting, which eliminates our existing equity plan single trigger, and establishes a double trigger for all future equity grants.

Alignment Between Pay and Performance in the Compensation Plans

The vast majority of the total compensation opportunity for our executive officers, including all of the Named Executive Officers, is performance based, including our entire long-term equity incentive compensation program. This performance based compensation can only be earned based upon achievement of the Company’s and the individual’s performance targets and objectives. We align pay with performance by using the following performance based elements as a substantial majority of the total compensation package for our Named Executive Officers:

•

variable performance-based cash incentive plan awards which are earned based on (i) achievement of annual net revenue, operating margin and free cash flow targets for the Company and (ii) achievement of individual performance objectives; and

•	equity incentive plan compensation generally divided between:

•

contingent stock performance awards, under which a Named Executive Officer only earns shares if the Company achieves cumulative net revenue and earnings per share targets over a three-year performance period, and

•

stock options, vesting over three years and granted with an exercise price equal to the fair market value on the date of grant, such that an executive only realizes value if the Company’s stock price appreciates.

The tables on page 42 of this discussion show the exact amount of the total compensation package for each of our Named Executive Officers in 2012 which was variable and tied to our performance in achieving our financial objectives and/or to the total return experienced by you, our shareholders. That breakdown is captured graphically in the following chart.

Breakdown of 2012 Reported Compensation Opportunity

Among Variable Performance-Based Components and Non-Variable Components

Given the predominance of variable, performance-based elements in the total executive compensation program for 2012, if we do not meet our financial objectives, and if we do not deliver share price appreciation to you, our shareholders, our executives’ realized compensation is reduced dramatically. This reduction is manifested through both reductions in the payouts under our cash management incentive plans and in a reduction in the realized compensation from awards under our equity compensation plans.

In 2012 we achieved a weighted payout performance of 117% of our corporate net revenue, operating margin and free cash flow performance targets under our cash annual management incentive plans. For purposes of the cash awards paid to executives and employees, the Compensation Committee exercised negative discretion to reduce the actual corporate payout percentage for 2012 to 90%, based upon the Committee’s view that the shortfall in meeting the revenue target should impact the incentive payouts to a greater degree for all of the plan participants, with the exception of the limited number of executives who were responsible for taking the actions that allowed the Company to deliver on its operating margin and free cash flow objectives, notwithstanding the shortfall in meeting its net revenue objective. The 117% weighted achievement of our performance targets in 2012 compared to a weighted achievement of our corporate performance targets of 68% for 2011 and 92% for 2010.

Under our equity compensation plans approximately half of the target annual equity award opportunity for executive officers is granted in the form of contingent stock performance awards. These contingent stock performance awards provide the recipient with the ability to earn shares of our stock based upon the Company’s achievement of designated earnings per share and net revenue targets over the specified three-year performance periods tied to each award. The performance shares which were earned by executives in February 2012 had been granted in February 2009 and had a three-year performance period that ended in December 2011. Because the Company achieved such strong financial results in fiscal 2009 and 2010, the total performance over the three-year performance period ended December 2011 equated to a 105% payout against target for the February 2009 performance shares.

However, for the contingent stock performance awards granted in February 2010, which had a three-year performance period that ended in December 2012, the Company’s performance did not achieve even a threshold payout. As such, none of the recipients of the 2010 contingent stock performance awards earned any shares under such awards. This is reflected in a significant reduction in the compensation realized by the executives for 2012.

For the contingent stock performance awards granted in early 2011, the below target Company performance in fiscal 2011, and below target performance against the net revenue metric in 2012, means the recipients of those awards will not receive any shares under those awards unless the Company’s performance in 2013 can compensate enough for the below target performances in 2011 and 2012 to achieve at least a threshold payout performance under the awards.

The remainder of our target annual equity incentive compensation grants to executive officers are made in the form of stock options, which are granted with exercise prices equal to the fair market value of our stock on the date of grant, vest in equal annual installments over three years, and have seven-year terms. The realization of value from such options depends entirely on increases in our stock price following the date of grant of such options. Notwithstanding the theoretical grant date values for these awards which are reported in the Summary Compensation Table, the Named Executive Officers will not realize any actual value from these awards unless the price of our stock appreciates following the date of grant.

Certain executive officers and employees are selected for restricted stock unit retention awards from time to time based on their roles and performance. When made these restricted stock unit grants are in addition to the target annual equity awards discussed above. The restricted stock units generally cliff vest on the fifth anniversary of the date of grant, subject to the recipient’s continued employment with the Company through that date. They are designed to provide significant retention value by requiring five years of service with the Company in order to realize any value under the awards. The value of any such awards actually realized by the recipients will be based on their employment through the vesting date and the value of our stock on the vesting date. No restricted stock units were granted to any of the Company’s Named Executive Officers in 2012.

To graphically illustrate the connection between the compensation of the Named Executive Officers and the Company’s performance in achieving its goals under various elements of the executive compensation program, we provide the following tables. The first table shows the performance, over the prior three years, of the Company in achieving its corporate performance targets under (i) the annual cash management incentive plans for that year and (ii) the three-year performance periods for the contingent stock performance awards that ended in December of that year. The second table shows the Company’s annualized total shareholder return over the five-year period ending in December of the year in question.

Weighted Achievement of Corporate Performance Targets Under Annual Cash Management Incentive Plans and Contingent Stock Performance Incentive Plans

Annualized Total Shareholder Return over the Five-Year Period Ended

The following tables then present the reported and realized compensation for the Company’s top three Named Executive Officers over the prior three years. The following section of this discussion explains in detail how realized compensation is computed for this purpose. These tables illustrate that reported compensation often exceeds the actual realized compensation for the executive, and this divergence can become greater as the percentage of the executive’s compensation composed of performance-based elements increases. The tables also demonstrate that the value of compensation actually realized by an executive correlates with the performance of the Company in achieving its financial goals and with the total shareholder return.

Reported and Realized Compensation for Mr. Goldner

Reported and Realized Compensation for Mr. Hargreaves

Reported and Realized Compensation for Ms. Thomas

Difference Between Reported Compensation and Realized Compensation

As a result of the fact that we are required to reflect, in the compensation tables that follow this Compensation Discussion and Analysis, the value of equity awards and changes in pension values and nonqualified deferred compensation earnings for our Named Executive Officers at values which are impacted by accounting and actuarial assumptions, there can be a significant difference between what is reported for a given year in such tables as compensation to an executive officer, and the value of what the executive actually realizes as compensation in that year or over time. Realized compensation is not a substitute for reported compensation in evaluating our executive compensation programs, but we believe understanding realized compensation is important in understanding the impact of the performance components and stock price appreciation components of an award on the value of what an executive ultimately realizes or may receive.

The following table shows the total realized compensation for the Named Executive Officers for each of 2012, 2011 and 2010.

Total Realized Compensation is computed by:

•	Taking the Total Compensation Amount reported in the Summary Compensation Table appearing on page 57 of this proxy statement, and making the following adjustments;

•

subtract the grant date accounting values of stock awards and option awards made during the year, as such amounts are reflected in the Stock Awards and Option Awards columns in the Summary Compensation Table for the applicable year;

•

add the value realized on the date of exercise from any actual option exercises by the executive in such year, as such amounts are reflected in the Option Exercises and Stock Vested table for the proxy statement covering that year;

•

add the value of any stock awards which were earned by the executive for the period ending in that year (such as contingent stock performance awards earned for the performance period ending in December of that year) or which vested in such year (to the extent the executive has access to such awards and they are not subject to a forced deferral), at the value such stock had on the date of vesting or the date it was earned; and

•

subtract the year over year change in pension value and nonqualified deferred compensation earnings, as such amounts are reflected in the Summary Compensation Table for that year under the heading Change in Pension Value and NQDC Earnings.

Name and Principal Position	Year	Total Reported Compensation in Summary Compensation Table	Total Realized Compensation
Brian Goldner President and Chief Executive Officer	2012 2011 2010	$ 9,684,285 7,552,582 23,153,471	$6,698,214 5,690,802 9,326,601	(1)
David Hargreaves Executive Vice President and Chief Strategy Officer	2012 2011 2010	4,703,223 4,700,615 5,847,233	2,569,892 2,607,663 6,796,181
Deborah Thomas Executive Vice President and Chief Financial Officer	2012 2011 2010	1,939,511 1,769,212 1,872,447	912,450 1,065,919 2,386,231
Duncan Billing Executive Vice President and Chief Development Officer	2012 2011 2010	2,021,909 1,877,969 2,020,593	1,682,878 1,245,816 3,222,206
John Frascotti Executive Vice President and Chief Marketing Officer	2012 2011 2010	1,795,953 1,761,904 1,889,915	1,032,197 1,233,412 2,443,808

(1)	An equity award, such as the restricted stock unit award which vested for Mr. Goldner in May 2011, but which has a forced deferral feature such that Mr. Goldner will not receive any actual shares under the award until he leaves the employment of the company, is not included in total realized compensation until the year in which the executive actually receives shares under the award.

2012 Compensation Philosophy and Objectives

In structuring the compensation of the Company’s executive officers, including the Named Executive Officers who appear in the compensation tables following this Compensation Discussion and Analysis, the Company’s fundamental objectives are to:

•

Attract and retain talented executives who can contribute significantly to the achievement of the Company’s goals and deliver results which are in keeping with a leading global branded-play entertainment company;

•	Align the interests of the Company’s executives with the medium and long-term goals of the Company and the Company’s shareholders and other stakeholders;

•	Instill a pay-for-performance culture in which the substantial majority of the compensation opportunity for Named Executive Officers is composed of variable, performance-based compensation elements;

•

Set the level of an executive’s compensation with consideration for the role of the executive and the executive’s contribution to the Company, as well as the external competition for the executive’s services;

•	Focus executives on achievement of the Company’s goals in a manner that fosters team performance and a team focus;

•	Reward superior performance by the Company and its business units as a whole, and to a lesser extent superior individual performance; and

•	Accomplish these objectives effectively while managing the total cost of the Company’s executive compensation program.

Over the last several years Hasbro has been building and inculcating its brand blueprint across its business, which entails offering a wide range of innovative toys and games, immersive entertainment offerings, including television programming and motion pictures, digital engagement, and lifestyle products, ranging from traditional to high-tech. As Hasbro has developed into a global branded-play company, rather than a traditional toy and game company, the companies with which Hasbro competes for executive talent have broadened considerably and the skills and expertise required of Hasbro’s executives have greatly increased. As a result, the Company now competes with a broad range of consumer products, entertainment and general industry companies in the hiring and retention of employees and executives. In the branded family entertainment and consumer products markets where the Company competes for talent, base compensation, variable incentive cash compensation, equity compensation and employee benefits are all significant components of a competitive and effective overall executive compensation and retention package.

The Company utilizes two overarching principles in structuring its executive compensation and retention program.

•	Pay for performance is critical; and

•	The long-term success of the Company is dependent on attracting and retaining top talent.

First, pay for performance is critical, and a large majority of an executive’s overall compensation opportunity should be at risk and based upon the performance of the Company in meeting its financial objectives and upon delivering total return to the Company’s shareholders. The Company believes that the primary responsibility of the executive team is to drive the financial and business performance of the Company and create value for the Company’s shareholders and other stakeholders. As a result, if the Company fails to achieve some of its business and financial goals, and/or if the Company’s share price does not rise, the value realized from the executive’s compensation packages is significantly reduced. The Company implements this principle by using variable compensation elements, such as cash management incentive plan awards and equity awards, for the vast majority of the total compensation package granted to its Named Executive Officers.

In aligning pay with performance the Company seeks predominately to reward overall performance by the Company, or its major business units, and to a lesser extent to reward individual executive performance. The Company believes this is appropriate to foster an environment of team work and maximizes the performance of the Company as a whole, as opposed to individuals within the Company. As a result, the two most significant variable components of the Company’s executive compensation program, namely management incentive plan awards and equity awards, are most heavily weighted to achievement of Company goals and Company performance. The incentive plan awards most significantly reward achievement of stated Company and business unit financial metrics, with individual performance and individual achievements playing a smaller role. Equity awards also reward achievement of long-term Company financial goals and Company stock price appreciation.

The second overarching principle the Company uses in structuring its executive compensation packages is that it is critical to the long-term success of the Company that it be able to attract and retain top management talent. To accomplish its goals and deliver on its vision of becoming a global branded entertainment company Hasbro must be able to attract and retain world class executives.

The Committee structures the Company’s compensation program in a way it believes appropriately aligns pay with performance and maximizes future performance, without encouraging excessive risk taking or other behavior on the part of executive officers that is not in the Company’s best interests.

Designing the Executive Compensation Program at Hasbro

Hasbro’s executive compensation program is structured with input, analysis, review and/or oversight from a number of sources. Those sources include:

•	The Compensation Committee;

•	The Company’s Human Resources and Corporate Compensation Departments;

•	The Committee’s and Company’s outside compensation consultants;

•	The Company’s Chief Executive Officer; and

•	Market studies and other comparative compensation information.

All final decisions regarding the compensation and retention programs for the Company’s executive officers, including the Named Executive Officers, are made by the Committee. The compensation and retention package for the Company’s Chief Executive Officer is also reviewed and approved by the full Board of Directors without Mr. Goldner being present.

In reviewing and establishing the proposed fiscal 2012 compensation and retention program for the Company’s executive officers, the Committee received input and recommendations from Compensation Advisory Partners LLC (“CAP”), who served as the Committee’s outside compensation consultant. For its work with respect to advising the Committee with respect to the 2012 compensation program, CAP was retained by, and reported directly to, the members of the Committee. CAP advised the Committee with respect to the Committee’s review of the Company’s 2012 executive compensation programs and provided additional information as to whether the Company’s proposed 2012 executive compensation programs were competitive, fair to the Company and the executives, reflected strong alignment between pay and performance, provided appropriate retention to executives, and were effective in promoting the performance of the Company’s executives and achievement of the Company’s business and financial goals. CAP did not perform any other work for the Company in 2012 and in order to maintain CAP’s independence the Committee has established a policy that CAP will not provide any services directly to the Company and will only provide services directly to the Committee.

In February 2013, the Committee reviewed CAPs independence relative to the following factors: (i) CAP’s provision of other services to the Company, of which there are none; (ii) the amount of fees CAP receives from the Company as a percentage of CAP’s total revenue; (iii) the policies and procedures of CAP that are designed to prevent conflicts of interest; (iv) any business or personal relationship between Hasbro officers and directors and CAP or its compensation consultants, of which they aren’t any; (v) any Hasbro stock owned by CAP or its compensation consultants, of which there isn’t any; (vi) any business or personal relationship between our executive officers and CAP or any of its compensation consultants, of which there aren’t any; and (vii) any other factors that would be relevant to CAP’s independence from management. On the basis of such review, the Committee concluded that CAP is independent and no conflicts of interest exist or relationships that may impair CAP’s independence.

In addition to the work performed by CAP directly for the Committee with respect to the 2012 compensation program, Towers Watson & Co. (“Towers Watson”) was retained by the Company’s Human Resources and Corporate Compensation Departments to perform analysis on the Company’s proposed compensation and retention programs, including with respect to their fairness to the Company and the executives, retention value, effectiveness in promoting and rewarding performance and achievement of the Company’s goals and competitiveness with comparable companies. As part of this work, Towers Watson assisted the Company with the preparation of compensation information presented to the Committee at various times during 2012, including tally sheets showing each executive officer’s forward-looking target, and backward looking actual compensation, as well as certain of the compensation tables and other information included in the Company’s proxy statement. In addition to this work, in 2012 Towers Watson also performed (i) consulting and benefits administration services for the Company, including administration services for the Company’s health and group benefits programs and retirement plans, (ii) work in connection with employee communications and implementation of the Company’s online total reward statements for employees and (iii) work providing compensation surveys and other compensation and benefits information.

The Compensation Committee also retained Goodwin Procter LLP in Boston, Massachusetts to advise the Committee in connection with the negotiation of Mr. Goldner’s Amended and Restated Employment Agreement.

The advice provide by Goodwin Procter LLP to the Compensation Committee was in addition to advice provided by CAP. Goodwin Procter LLP was retained directly by the Committee for this purpose and did not perform any services directly for the Company in 2012.

The Company’s Chief Executive Officer, Chief Human Resources Officer, Senior Vice President, Talent & Rewards and Chief Legal Officer each attend portions of the meetings of the Committee. However, the Committee also considers and discusses issues and the Company’s compensation programs without the presence of any officers or employees of the Company.

For the Named Executive Officers other than the Chief Executive Officer, as well as for the Company’s other executive officers, the Company’s Chief Executive Officer makes recommendations for each individual’s compensation package to the Committee. In making these recommendations the Chief Executive Officer considers the individual’s performance and past contributions to the Company, the potential future contribution of the individual to the Company and achievement of the Company’s business and financial goals, including the potential for the individual to make even greater contributions to the Company in the future than he or she has in the past, the risk that the individual may be lured away by a competitor, input from the Company’s Human Resources and Corporate Compensation Departments and market compensation data. The Committee then discusses these recommendations with the Chief Executive Officer, both with and without the presence of the Company’s Chief Human Resources Officer, the Company’s Senior Vice President, Talent & Rewards and outside compensation consultants. The Committee further reviews and discusses these recommendations in executive sessions, and as part of these discussions the Committee discusses the proposed compensation and retention programs with representatives of its outside compensation advisor.

For the Chief Executive Officer, the Committee directly determines the compensation and retention package, receiving input, recommendations and market data as it deems appropriate from the Company’s Human Resources and Corporate Compensation Departments, the Committee’s outside compensation consultant, and the Company’s compensation consultant. Other than the Company’s Chief Human Resources Officer and Senior Vice President, Talent & Rewards, the Committee does not receive a recommendation as to the Chief Executive Officer’s compensation from any member of Company’s management or any other employees of the Company. In addition to being reviewed and approved by the Committee, the compensation package for the Company’s Chief Executive Officer is reviewed and approved by the full Board of Directors in executive session. The Committee does not delegate, to management or any other parties, its duties to review and approve the Company’s executive compensation programs, including the compensation programs for all of the Named Executive Officers.

Although the Company considers the tax treatment, including the requirements of Code Section 162(m), and the accounting treatment of various forms of compensation in determining the elements of its executive compensation program and, to the extent it is consistent with meeting the objectives of the Company’s executive compensation program, structures such compensation to maximize the ability of the Company to receive a tax deduction for such compensation, the Company feels strongly that maximizing the performance of the Company and its executives is more important than assuring that every element of compensation complies with the requirements for tax deductibility under Section 162(m). The Company selects performance goals under its variable compensation programs that are intended to be objective within the meaning of the Code, such as achieving certain net revenues, operating margin, free cash flow or earnings per share goals. However, in certain situations, such as with our targeted retention grants of restricted stock units, the Company may feel a particular goal, such as retaining a key talented individual, is very important to the Company, even though the form of compensation being used is not considered objective within the meaning of the Code or the associated compensation is otherwise not deductible under the requirements of Section 162(m). The Company reserves the right to compensate executives for achievement of such objectives, or to reflect other individual performance measures in an executive’s compensation, even if they do not comply with the requirements of Section 162(m).

In 2012 the Committee and the Board adopted a Clawback Policy. All equity and non-equity incentive plan compensation granted by the Company in 2013 and thereafter will be subject to this clawback policy. The policy provides that if an accounting restatement is required due to the Company’s material non-compliance with any accounting requirements, then all of the Company’s executive officers, regardless of whether they were at fault or not in the circumstances leading to the restatement, will be subject to forfeiting any excess in the incentive compensation they earned over the prior three years over what they would have earned if there had not been a material non-compliance in the financial statements

Market Compensation Checks

In designing the fiscal 2012 executive compensation program, the Committee and the Company also reviewed certain market studies as a market check for the proposed executive officer: (i) base salaries, (ii) total target cash compensation (comprised of base salaries and target management incentive awards together) and (iii) total target direct compensation (comprised of base salaries, target management incentive awards and target equity awards, combined). Such market information is one element reviewed by the Committee, but the Committee does not simply set compensation levels at a certain benchmark level or within a certain benchmark range with respect to other companies. The Committee and its advisors consider the appropriate structure and levels of the compensation packages for the executive officers and use market check data only as one element of evaluating the reasonableness of those proposed packages.

For purposes of establishing a market check for base salaries, total target cash compensation and total target direct compensation for the Named Executive Officers, other than Mr. Goldner and Mr. Hargreaves, in 2012 the Company and the Committee reviewed the 2011 US Mercer Benchmark Database — Executive, as well as Towers Watson’s 2011 Executive Compensation Databank. Both the Mercer and Towers Watson surveys are employed by the Company as a market check against other companies of similar size, in terms of their consolidated net revenues. Within these surveys the Committee and the Company focused on companies in the general industry category. The total sample of companies in the general industry category in each data set is then size adjusted to indicate pay levels for a company with approximately the level of annual revenues of Hasbro. There are hundreds of companies included in the Mercer and Towers Watson data sets. Appendix D to this proxy statement contains a listing of all of the companies included in the 2011 US Mercer Benchmark Database — Executive, and Appendix E contains a listing of all of the companies included in the Towers Watson 2011 Executive Compensation Databank.

For Messrs. Goldner and Hargreaves, the Committee reviewed market information for the following group of companies, which it considered to be particularly relevant in performing a market check for its Chief Executive Officer and Chief Operating Officer, based on the skill sets required and challenges faced by the chief executive and operating officers at such companies, and their similarity to Hasbro:

Activision Blizzard, Inc.	Campbell Soup Company	Coach, Inc.

The Clorox Company	Discovery Communications, Inc.	Electronic Arts Inc.

Energizer Holdings, Inc.	Beam Inc. (f/k/a Fortune Brands Inc.)	Harley-Davidson, Inc.

The Hershey Company	Lions Gate Entertainment Corporation	Mattel, Inc.

Newell Rubbermaid Inc	Polo Ralph Lauren Corp.	Sirius XM Radio Inc.

Tiffany & Co.	V.F. Corporation	Warner Music Group Corp.

The Committee reviews the market data as part of assessing the appropriateness and reasonableness of the compensation levels and mix of compensation elements to ensure that the compensation program:

•	is appropriate and effective in furthering the goals of the Company;

•	provides adequate retention incentive for top performing executives;

•	aligns pay with performance; and

•

fairly rewards executives for their performance and contribution to the achievement of the Company’s goals, rather than in having compensation packages align to a certain range of market data of the Company’s peers.

The Committee believes that this approach to the Company’s compensation program allows the Company to effectively hire, retain and motivate talented executives and maximizes the performance of the Company. In performing market checks for Mr. Goldner’s compensation, in recognition of the Company’s increasing presence and development in immersive entertainment media and the importance of media to the branded-play strategy, the Committee also considers a secondary peer group of companies in the entertainment industry including:

CBS Corporation	Cablevision Systems Corporation	Comcast Corporation

DIRECTV	DISH Network Corporation	News Corporation

Time Warner Inc.	Time Warner Cable Inc.	Viacom Inc.

The Walt Disney Company

Due to the relative size of these companies as compared to Hasbro, the Committee primarily considers the pay levels and mix of the number two and three executives of these companies in considering Mr. Goldner’s compensation package.

When determining overall compensation specific to Mr. Goldner, the Committee looks not just to the types of comparable companies or their size, but also evaluates how Hasbro has performed as compared to such companies along multiple metrics, including both one-year and three-year earnings per share, and one-year and three-year total shareholder return (defined as stock price appreciation plus dividends, assuming reinvestment of dividends). The Committee uses this component of the market check to help evaluate whether the Company is maintaining the appropriate link between relative performance of the Company, compared to other companies, and realized compensation for the Company’s Chief Executive Officer, as compared to Chief Executive Officers at such other companies.

According to market data reviewed by the Company the total target direct compensation (target management incentive award opportunities, base salary and target equity award value) for the Named Executive Officers for 2012, generally ranged between the 50th and the 75th percentiles of total target direct compensation at companies in the market surveys reviewed by the Company and the Committee, as such market data was adjusted to reflect the Company’s revenue size.

Primary Elements of 2012 Executive Compensation

The executive compensation and retention program for fiscal year 2012 was composed of the following primary elements:

•	base salary;

•	cash management incentive awards;

•	equity awards; and

•	employee benefits; coupled with

•	share ownership guidelines.

The Company uses these five elements in the combination it believes (i) maximizes performance and business results, (ii) establishes a solid pay for performance compensation structure and (iii) appropriately divides the compensation of its executives among fixed and variable components. Some variable compensation is tied to achievement of yearly financial objectives. Other compensation, such as option grants vesting over multiple years and performance share awards with multi-year performance periods, are tied to the achievement of longer-term business and financial goals and the creation of longer-term shareholder value. The Company seeks to have the large majority of its overall executive compensation program comprised of variable performance-based elements, reflecting a commitment to pay for performance. As an illustration of this approach, of Mr. Goldner’s total compensation for fiscal 2012, as reported in the Summary Compensation Table appearing on page 57 of this proxy statement, approximately 82.5% of the value of the total compensation was comprised of equity awards and performance based non-equity incentive plan compensation. The following table shows the distribution of the 2012 compensation for the Named Executive Officers (as reported in the Summary Compensation Table) over fixed compensation, variable performance based elements, and all other compensation.

Name	Fixed Compensation (Salary)	Variable Compensation (Equity Compensation and Non-Equity Incentive Compensation)	Change in Pension Value and NQDC Earnings and All Other Compensation
Brian Goldner	$1,200,000	$7,991,330	$485,955
David Hargreaves	$800,000	$2,597,694	$1,305,529
Deborah Thomas	$515,000	$1,282,575	$141,936
Duncan Billing	$485,000	$1,242,575	$294,334
John Frascotti	$485,000	$1,242,575	$68,378

The following table shows the same breakdown in terms of the percentage of total 2012 reported compensation represented by each group of compensation elements.

Name	Fixed Compensation (Salary)	Variable Compensation (Equity Compensation and Non-Equity Incentive Compensation)	Change in Pension Value and NQDC Earnings and All Other Compensation
Brian Goldner	12.4%	82.5%	5.1%
David Hargreaves	17.0%	55.2%	27.8%
Deborah Thomas	26.6%	66.1%	7.3%
Duncan Billing	24.0%	61.5%	14.5%
John Frascotti	27.0%	69.2%	3.8%

The Company believes that having the majority of compensation tied to variable performance-based elements fosters a performance-driven culture and best serves the interests of the Company and its stakeholders, since the compensation of the Company’s executives is significantly dependent upon achievement of the Company’s financial goals and the creation of shareholder value. Each of these compensation elements is described in detail below. In structuring these elements the Company and the Committee review each element on an individual basis, as well as review them in totality as part of an overall target compensation package. This process includes reviewing tally sheets for each of the executive officers which set forth total target compensation for the officer, and within that total summarize the target level for each element and the portion of total target compensation comprised of the various compensation elements.

Base Salary

The salaries for all five of the Company’s Named Executive Officers in fiscal 2012 are included in the Summary Compensation Table that follows this report. The Company’s philosophy is to only increase executive base salaries in the event of: (i) changes in responsibility, (ii) particular achievements or noteworthy contributions to the performance of the Company, (iii) concerns over executive retention or (iv) perceived lack of competitiveness with market compensation offered to executives with similar responsibilities, expertise and experience in other companies the Company considers to be comparable to and/or competitive with the Company.

Base salaries for new executive officers are initially set at a level the Company determines represents a competitive fixed reward to the executive. By “competitive”, the Company means the reward is sufficient to (i) hire the executive in question, rather than lose that person to a competitive employment opportunity, (ii) retain the executive, and (iii) fairly compensate the executive for his or her responsibilities, skills and contributions to the Company. This is done by evaluating the responsibilities of the position being filled, the experience of the individual being hired and the competitive marketplace for comparable executive talent.

According to the market data which the Committee and the Company considered as part of its annual market check at the end of fiscal 2011, the base salaries for the Named Executive Officers were deemed competitive and fair. None of the Named Executive Officers received an increase in base salary for 2012.

Management Incentive Awards

Summary of 2012 Management Incentive Awards

All of the Company’s employees participate in some form of annual incentive program. Approximately 36% of the Company’s employees, including all of the Named Executive Officers, received management incentive awards with respect to fiscal 2012. The management incentive award is performance based, with payout of these awards tied to the Company’s achievement of specific yearly net revenue, operating margin and free cash flow performance objectives, as well as individual performance for the year to the extent discussed below.

Management incentive awards for the Company’s executive officers for fiscal 2012 were determined under two programs, the 2009 Senior Management Annual Performance Plan (the “Annual Performance Plan”) and the 2012 Management Incentive Plan (“MIP”). The Annual Performance Plan has been approved by the Company’s shareholders and is intended to allow for the deduction by the Company of the bonuses paid to “covered employees” as defined in Code Section 162(m). The MIP is not a shareholder approved plan. Despite certain differences in the two plans, both the Annual Performance Plan and the MIP use the same corporate performance criteria and targets. Under the Annual Performance Plan, awards are structured to provide a range of maximum permissible payouts corresponding to a range of Company performances against the performance targets, with the Committee reserving negative discretion to reduce any such award to any level below the achieved maximum payout as it deems appropriate. The targeted corporate performance is then one of the factors used by the Committee in exercising this negative discretion under the Annual Performance Plan.

The Committee established the fiscal 2012 corporate and business unit performance goals for the Company under these two plans in the first quarter of fiscal 2012. These performance goals were based on the 2012 operating plan and budget approved by the Company’s Board. Setting performance goals involves both selecting the performance metrics that will be used to evaluate bonus eligibility and establishing the performance targets for each of those metrics. The Committee used three performance metrics to measure corporate performance in 2012. The three corporate performance criteria, and their respective weights under the plans, were as follows: (i) total net revenues (40%), (ii) operating margin (40%) and (iii) free cash flow (20%). Free cash flow is defined as the Company’s cash flow from operations, minus capital expenditures. The Committee selected these three performance metrics to capture the most important aspects of the top and bottom line performance of the Company, in the form of revenues, profitability and cash generation. The Committee sets the relative weighting among the performance metrics in accordance with the relative importance of those metrics, in the Committee’s view, to the Company’s performance and the strength of the Company’s business.

The table set forth below provides the 2012 corporate total net revenues, operating margin and free cash flow performance targets established by the Committee at the beginning of the year, as well as the Company’s actual performance against those targets in 2012. The Company’s actual weighted performance in fiscal 2012 under the MIP and the Annual Performance Plan corresponded to a 117% weighted payout against achievement of the target corporate performance goals. When the performance goals were set at the beginning of 2012, the Committee provided that certain events which might occur during the performance period after the goals were set would not be taken into account in determining the Company’s performance against these targets. Such exclusions included events such as the impact of any acquisitions or dispositions consummated by the Company during the year which had a total acquisition or sale price, as applicable, of $100 million or more. Similarly, the Committee provided that in assessing the Company’s performance, actual results would not be impacted by any major discrete restructuring activities undertaken by the Company after the goals were set which resulted in costs or charges to the Company of $10 million or more.

Performance Measure	Weighting under Incentive Award Opportunity	2012 Performance Target	2012 Actual Performance	2012 Performance as a Percentage of Target	2012 Payout Percentage	2012 Weighted Payout
Total Net Revenues	40%	$4.39 billion	$4.089 billion	93%	86%	34%
Operating Margin	40%	14.09%	14.37%	102%	106%	42%
Free Cash Flow	20%	$307.24 million	$422.7 million	138%	200%	40%
					Total 2012 Weighted Payout	117%

The total weighted potential payout percentage of 117% against target (based on performance against the three corporate performance metrics ranging from 93% to 138%) reflects that performance under the plans is leveraged, both in a positive and negative direction. As a result, when performance against a target is surpassed, the plan recognizes incremental gains over target performance to an increasingly greater extent the more the target is exceeded. Similarly, leverage is applied to reduce awards to an increasingly disproportionate extent as performance falls further below target. If the Company achieves less than a threshold performance of 80% of target against a given metric, the payout for that metric is 0% under the management incentive plan.

The Committee sets the corporate and business unit performance goals under the management incentive plan awards at levels it believes require strong performance for a target payout and superior performance for a greater than target payout. The corporate performance targets for fiscal 2012 represented the following changes over the Company’s actual corporate performance in fiscal 2011 in order to achieve 100% of target performance, (i) an increase of $105 million in total net revenues over the reported 2011 net revenues of $4.286 billion, (ii) an operating margin increase of 0.23% compared to a reported 2011 operating margin of 13.86%, and (iii) an increase of $10.54 million in free cash flow over 2011’s free cash flow of $296.7 million.

Notwithstanding the Company’s overachievement of its operating margin and free cash flow objectives for 2012, and the resulting total potential payout percentage of 117% of target, the Committee exercised negative discretion to reduce the corporate payout percentage to 90%. The Committee’s view was that the Company’s underachievement of its net revenue performance target should impact the management incentive awards more negatively than the bonus formula provided, and that the Company’s overachievement of the other two targets, particularly against the free cash flow objective, was driven by the efforts of a much narrower group of executives and employees than the revenue shortfall. As such, the Committee believed that only that narrower group which so positively impacted the free cash flow of the Company, should benefit from the full impact of the overachievement of the free cash flow objective. Mr. Goldner, Mr. Hargreaves and Ms. Thomas were viewed as the key executives driving the highly efficient management of the Company’s cash flow and expenses in 2012.

For Mr. Goldner, Mr. Hargreaves, Mr. Billing and Mr. Frascotti who participated in the Annual Performance Plan in 2012, fiscal 2012 management incentive award opportunities were structured in terms of maximum permissible payouts corresponding with various levels of Company performance. In every case these awards could then be reduced, but not increased, at the sole discretion of the Committee. To the extent that the Committee determined it was appropriate to reward Mr. Goldner, Mr. Hargreaves, Mr. Billing or Mr. Frascotti

for achievement of subjective goals or individual performance beyond the payouts allowed under the Annual Performance Plan, the Committee would need to award discretionary bonuses outside of the Annual Performance Plan. None of those executives received discretionary bonuses for 2012.

To assist in making decisions as to when, and to what extent, to exercise negative discretion to reduce the bonuses which are otherwise payable under the Annual Performance Plan, the Committee looks to the Company’s performance against it corporate objectives, the Company’s relative performance as compared to its peers, and also sets personal objectives for each of the Named Executive Officers participating in the Annual Performance Plan for fiscal 2012. These personal objectives include strategic or transformational goals for the Company which do not directly correspond with a financial metric but are considered critical to the success of the Company. The executive’s achievement of these personal objectives was then used as one of the factors considered by the Committee in its determination as to whether to apply any negative discretion to the amount of the bonus which could otherwise be paid based upon the Company’s achievement of its corporate performance metrics under the Annual Performance Plan. In no event may performance against these individual objectives increase in any way the bonus which may be otherwise paid to an executive under the Annual Performance Plan.

Based upon the Company’s adjusted 90% overall weighted payout against achievement of its corporate performance objectives in 2012, and the weighting of the individual objectives within that total, the Annual Performance Plan allowed for payment of 90% of the maximum management incentive award to each of Mr. Goldner, Mr. Hargreaves, Mr. Billing and Mr. Frascotti for 2012. In each case, the maximum incentive award for 2012 for the executives participating in the Annual Performance Plan was set at three times the executive’s base salary if 100% of target or higher performance is achieved.

Among the business performance factors and personal objectives considered by the Committee in determining the level of negative discretion it applied in lowering Mr. Goldner’s and Mr. Hargreaves’ actual bonuses for 2012 from their potential bonuses (the actual bonus paid to Mr. Goldner represented 57%, and the actual bonus paid to Mr. Hargreaves represented 43%, of the bonuses which could have been paid to each of them under the terms of the Annual Performance Plan for 2012 before the Committee exercised negative discretion) were, in the negative, the underperformance of the Company in its goal to grow consolidated net revenues, absent the impact of foreign exchange, which was driven by the Company’s lower than targeted revenues in certain developed markets during the fourth quarter. In only partial mitigation of this negative factor were that the Company: (i) delivered its 12th consecutive year of growth in earnings per share, absent restructuring charges and certain discrete tax events, (ii) developed a new leadership team in the U.S. and Canada and returned the U.S. and Canada business segment to historical operating profit margins, (iii) stabilized and grew the games business, (iv) grew the girls business, (v) grew the Entertainment and Licensing segment in a year without a Transformers motion picture, (vi) continued the successful development of the Company’s business in emerging markets, (vii) established and began implementation of a cost savings initiative designed to reduce annual operating costs by $100 million by 2015 and (viii) overachieved the Company’s free cash flow and operating margin performance targets. In making the bonus determination for Mr. Hargreaves, the Committee also considered the recommendations of Mr. Goldner and his assessment of Mr. Hargreaves’ contributions to the Company’s performance and achievements in 2012.

As with the other executive officers, for each of Mr. Billing and Mr. Frascotti, the Committee considered the recommendations of Mr. Goldner as one of the factors in making the management incentive bonus determinations. Mr. Goldner in his recommendations to the Committee, and the Committee in their determination, put significant weight on the underperformance of the Company against its goal of growing consolidated net revenues, absent the impact of foreign exchange, and the appropriateness of having Mr. Billing’s and Mr. Frascotti’s incentive bonuses for 2012 be negatively impacted by those two factors in a manner similar to the impact on management incentive awards for other members of the Company’s management team and other employees. In partial mitigation of this underperformance, a positive adjustment for Mr. Billing was based on factors including: (i) his successful management of the Company’s global product development function, including the achievement of reductions in the time taken to develop and bring products to market globally and increases in product development and sourcing efficiencies, (ii) Mr. Billing’s success in further developing the Company’s global product development capabilities in bringing to market digital assets and in developing products that combine digital and analog play, (iii) Mr. Billing’s role in contributing to the Company’s development into a global branded-play company, (iv) his role in bringing to market industry leading product innovation and in helping to re-imagine and stabilize and grow the Company’s games business and (v) his role in building on the Company’s record of leading the industry in product and manufacturing sustainability. A positive adjustment for Mr. Frascotti was based on factors including his and his global marketing organization’s: (i) contributions to the re-imagination and revitalization of the Company’s games business, (ii) tremendous success in driving the Company’s Wizards of the Coast business and Magic the Gathering trading card game, including Magic the Gathering Online, (iii) partnership with the new leadership in the U.S. and Canada segment and contributions to the success in returning that segment to historical operating profits, (iv) development of the Company’s digital marketing initiatives, (v) efforts in re-imagining and stabilizing and growing the Company’s games business, (vi) success in developing the Company’s global marketing capabilities, (vii) success in driving the Company’s outlicensing business and (viii) Mr. Frascotti’s role in contributing to the Company’s development into a global branded-play company.

In the case of each of Messrs. Goldner, Hargreaves, Billing and Frascotti the executive was paid an incentive bonus the Committee believed appropriately balanced the underperformance of the Company against achieving its objective of growing net revenues with the executive’s respective significant contributions to achieving other key objectives for the Company’s in 2012.

Due to the fact that the requirements of Section 162(m) do not, by their terms, apply to the compensation of Chief Financial Officers, Ms. Thomas participates in the MIP, rather than in the Annual Performance Plan. For Ms. Thomas, who participated in the MIP in 2012, her fiscal 2012 management incentive award opportunity, rather than being structured as a range of maximum awards corresponding to various levels of performance against target, were instead set to provide for a payout of 60% of earned salary for target performance. A range of payouts as a percentage of target then corresponded to a range of performances against target both above and below 100%. Threshold performance for each given financial metric under the MIP is set at 80% of target performance for purposes of the achievement of that goal contributing to payout of the management incentive award. An 80% achievement of a performance goal under the MIP equates to a 60% payout against that goal. In addition to taking into account Company performance, the MIP, unlike the Annual Performance Plan, also allows for a multiplier of up to 150% of the formula award in recognition of superior performance against individual performance objectives. Taking into account the Company’s performance in 2012 and the personal performance multiplier, the maximum incentive award which could have been paid to Ms. Thomas for fiscal 2012 was 81% of her earned salary, or $417,150.

The adjusted 90% weighted payout against the corporate performance goals in 2012 would have corresponded with approximately 90% of the target payout for Ms. Thomas under the management incentive award for 2012, absent personal performance multipliers and adjustments. The corporate formula award under the MIP, prior to personal performance adjustments or discretionary awards, for Ms. Thomas, would have been $278,100. In determining the actual bonus for Ms. Thomas, as with the other executive officers, the Committee also considered the recommendations of Mr. Goldner. Ms. Thomas was paid a bonus of $320,000 for fiscal 2012 in recognition of: (i) her support of Mr. Goldner in the formation and implementation of corporate objectives, (ii) successful management of the Company’s expenses and cash flow, and contributions to the Company’s overachievement of its free cash flow and operating margin objectives for 2012, (iii) management of the Company’s information technology resources and contributions to significant enhancements in the Company’s IT capabilities, (iv) contributions to the Company’s twelfth consecutive year of delivering earnings per share growth, absent restructuring charges and discrete tax events, (v) contributions to the ongoing return of significant cash to shareholders, through both the quarterly cash dividend and share repurchase programs and (vi) contributions to the development and implementation of a cost savings initiative designed to reduce the Company’s annual operating costs by $100 million by 2015.

In all cases, the bonuses for performance under the Annual Performance Plan and the MIP for executive officers, including all of the Named Executive Officers, were reviewed and approved by the Committee. The bonuses for Mr. Goldner and Mr. Hargreaves were also reviewed and approved by the full Board.

The maximum awards for each of the Named Executive Officers for 2012, as well as the threshold and target awards for Named Executive Officers participating in the MIP Plan, are included in the Grants of Plan-Based Awards table that follows this discussion on page 60.

Long-Term Equity Awards

In determining the 2012 annual equity award targets the Committee reviewed the overall competitiveness of the total target direct compensation levels for the Named Executive Officers and considered the appropriate mix of that total target direct compensation which should be made in the form of equity awards to align realized pay with performance and total shareholder return. To a lesser extent the Committee and its outside advisor, Compensation Advisory Partners, consider the retention value and award opportunity represented by outstanding prior equity grants made to the executive officers in reviewing and establishing equity grants. In conjunction with the Company’s stock ownership guidelines, which are described below, the Committee is also reviewing each executive officer’s progress in achieving their targeted stock ownership level as a criterion in establishing appropriate target equity grant levels.

For fiscal 2012, the Committee approved target annual equity award values for each of the Company’s executive officers and other equity eligible employees. These targets were expressed as a percentage of each individual’s base salary. For the Named Executive Officers the annual target equity award values in 2012, as a percentage of their base salaries, were as follows:

Name	Equity Grant Target Value as a Percentage of Salary
Brian Goldner	500%
David Hargreaves	200%
Deborah Thomas	150%
Duncan Billing	150%
John Frascotti	150%

Mr. Goldner’s target equity incentive award for 2012 was increased from the target of 400% of base salary in 2011. Otherwise, the target award value for the Named Executive Officers in 2012 was the same as in 2011.

In addition to its own analysis and the recommendations of Compensation Advisory Partners, the Committee considers the recommendations of Mr. Goldner when establishing the target equity award levels for each of the other Named Executive Officers. In all cases the final target equity award values were set at levels the Committee believed would compensate the individual for future achievement of the Company’s long-term financial goals and stock price appreciation in a manner commensurate with their duties and contributions to the performance of the Company and its stock performance. As is the case with management incentive plan awards, the performance metrics are designed to reward Company performance, as opposed to individual performance.

The overall target annual equity award pool value for the Company’s executive officers and other equity award eligible employees as established by the Committee is generally divided 50/50 between two award types, non-qualified stock options and performance share awards, such that approximately 50% of the total target equity award value would be represented by each type of award in the pool. This division of the targeted award value reflected the Committee’s belief that over the performance period the realization of equity award values should be divided between achievement of the Company’s longer-term internal financial targets and the Company’s stock price appreciation. The Committee exercises some discretion in adjusting the specific per share option and performance share award division for each Named Executive Officer, such that the ultimate awards may not be exactly even, in terms of the value of the portion attributable to options and the value of the portion attributable to performance shares. The target values for 2012 were based on the Company’s share price at the end of fiscal 2011. Changes in the share price from that date to the February 2012 grant resulted in the value of the stock awards being higher than the value of the option awards for 2012.

For the approximately 50% of the annual equity award value in 2012, which was made in the form of stock performance awards, these awards provide the recipient with the potential to earn shares of the Company’s common stock based on the Company’s achievement of stated cumulative diluted earnings per share (“EPS”) and cumulative net revenue (“Revenue”) targets over a three-year period beginning January 2012 and ending December 2014 (the “Performance Period”). The cumulative net revenue and diluted earnings per share targets were taken from the Company’s long-term strategic plan (for the years 2013 and 2014) and the Company’s budget and operating plan (for 2012) as those plans had been approved by the Company’s Board of Directors.

The Company considers the specific target EPS and Revenue levels for ongoing performance periods to be confidential information which would harm the Company if it were disclosed, as they are based on confidential internal plans and forward-looking expectations concerning the Company’s performance over a multi-year period. The financial targets reflected in the Company’s budget and operating plan, and in the Company’s strategic plan, as well as the performance targets set forth in the contingent stock performance awards and in the management incentive awards, both of which are based on the Board approved plan levels, were all set at levels which the Committee and the Board determined will challenge the Company and its executive team in working to meet the objectives and will require solid performance from the Company, and in turn its executives, in order to achieve a threshold payout, and superior performance in managing the Company’s business to achieve a higher than target payout. The maximum payout under the contingent stock performance awards granted in 2012 for overachievement of the financial objectives is equal to 200% of the target number of shares. Threshold performance for both metrics must be achieved to earn a threshold payout of 50% of the target number of shares under those awards.

The following table shows the target share payouts, as a percentage of the target number of shares covered by a stock performance award, corresponding with various combined levels of achievement against the EPS and Revenue targets for the contingent stock performance awards made in 2012.

Revenues Measure

EPS Measure	Revenues 25% or more over Target	Revenues of at least 10% over, but not 25% or more over, Target	Revenues of at least Target but not 10% or more over Target	Revenues of at least 95% of Target but less than Target	Revenues of at least 90% of Target but less than 95% of Target	Revenues of under 90% of Target
EPS of 25% or more over Target	200%	163%	150%	138%	125%	0%
EPS at least 10% over, but not 25% or more over, Target	163%	125%	113%	100%	88%	0%
EPS of at least Target but not 10% or more over Target	150%	113%	100%	88%	75%	0%
EPS of at least 95% of Target but less than Target	138%	100%	88%	75%	63%	0%
EPS of at least 90% of Target but less than 95% of Target	125%	88%	75%	63%	50%	0%
EPS under 90% of Target	0%	0%	0%	0%	0%	0%

Ninety-percent (90%) achievement of each target under the contingent stock performance awards was established as a threshold to that metric contributing to the ultimate award payout under the contingent stock performance awards granted in 2012, which will be earned, to the extent applicable, at the end of 2014. Each stock performance award has a target number of shares of common stock, a portion of which may be earned by the recipient if the Company achieves at least 90% of the stated EPS and Revenue targets over the Performance Period. For example, 90% achievement of both of the performance metrics corresponds with a planned payout of 50% of the target number of shares. The actual number of shares to be received at the end of the Performance

Period can be below or above the target number based on the actual levels of the target performance achieved against the two metrics. In all cases the Committee retained the right to reduce the number of actual shares received pursuant to any award to any level, including 0%, to the extent it believes the actual payout should be below the number called for by the award agreements.

For the grant of contingent stock performance awards made in early 2010, the three-year performance period ended in December 2012. Those awards had the same performance grid as is set forth above.

The table set forth below shows how the Company performed against the net revenues and EPS performance metrics set forth in the 2010 contingent stock performance awards.

Actual Performance Under the 2010 Contingent Stock Performance Awards

	Target Performance	Actual Performance	% of Target
Cumulative Revenues	$14,342,000,000	$12,152,552,000	84.7%
Cumulative EPS	$9.52	$8.26	86.8%

Because the Company’s performance against both the net revenue and earnings per share targets under the 2010 contingent stock performance awards was below the 90% thresholds necessary to earn any shares under the awards, absolutely no shares were earned by any of the recipients of the 2010 contingent stock performance awards. This is the case for the Named Executives Officers as well, including Mr. Goldner. In the Summary Compensation table appearing on page 57 of this proxy statement, Mr. Goldner is shown as having received contingent stock performance awards in 2010 with an aggregate grant date value of $9,688,837. However, the actual value realized by Mr. Goldner under these awards was $0, due to the Company’s strong performance targets, shortfall in meeting those targets, and direct pay for performance linkage in the contingent stock performance awards.

For the approximately 50% of the target equity award value made in the form of stock options, the options vest in three equal cumulative annual installments on the first three anniversaries of the date of grant, subject to the optionee’s continued employment with the Company through such dates, and have seven-year terms.

The Company does not manage the timing of equity grants to attempt to give participants the benefit of material non-public information. Further, all option grants are made with an exercise price at or above the average of the high and low sales prices of the Company’s common stock on the date of grant.

Prior to 2010, the Company has only infrequently used restricted stock and restricted stock units as a reward and retention mechanism. In 2010 and 2011 the Company did grant restricted stock units to a number of executive officers and other employees considered to be of significant value to the Company and its success to provide an additional retention mechanism. These awards were made above and beyond the targeted annual equity awards. The Company did not grant restricted stock units awards to any of the Named Executive Officers in 2012.

The restricted stock units granted in 2010 and 2011 cliff vest on the fifth anniversary of the date of grant provided the recipient stays employed with the Company during the five-year vesting period. Pro-rata vesting is provided earlier only in the event of the death, disability, or retirement at age 65, of the recipients. All other terminations of employment result in termination of the awards. Each of Ms. Thomas, Mr. Billing and Mr. Frascotti received a grant of 4,000 and 7,500 restricted stock units in 2011 and 2010, respectively.

The Committee believes the equity compensation awards to the Company’s executive officers are appropriate to properly incentivize these officers to achieve maximum performance, to align their interests with those of the Company’s shareholders, and to promote retention of executives, while not incentivizing the executive officers to take undue risks or otherwise take actions which are contrary to the best interests of the Company.

The stock option, performance share awards and restricted stock unit grants to the Company’s Named Executive Officers in 2012 are reflected in the Grants of Plan-Based Awards table that follows this report. The grant date for the Company’s yearly stock performance awards and options in fiscal 2012 was February 8, 2012.

Share Ownership Guidelines

The Company has share ownership guidelines which apply to all employees at or above the Senior Vice President level. The share ownership guidelines establish target share ownership levels which executives are expected to achieve over a five-year period and then maintain, absent extenuating circumstances which are approved by the Company’s Human Resources Department, for as long as they remain with the Company. The target ownership levels are expressed as a percentage of the executives’ base salary and range from 50% of yearly base salary for certain Senior Vice Presidents to 500% of base salary for the Company’s Chief Executive Officer. The table below shows the stock ownership levels, as a percentage of base salary, which each of the Named Executive Officers are required to achieve and maintain under the stock ownership guidelines. Each of the Named Executive Officers has achieved their share ownership requirements.

Name	Share Ownership Requirement
Brian Goldner	5 x Base Salary
David Hargreaves	3 x Base Salary
Deborah Thomas	2 x Base Salary
Duncan Billing	2 x Base Salary
John Frascotti	2 x Base Salary

In making the yearly equity grants the Committee specifically approves the grants for every member of the Company’s senior management team, which includes every executive officer. Other than the annual equity grants, off-cycle equity grants are made during the year generally only in the case of new hires or in connection with significant promotions or in the case of significant actions taken to increase the retention value of an equity compensation package. All of these off-cycle grants are also reviewed and approved by the Committee.

Executive Benefits

In addition to receipt of salary, management incentive awards and equity compensation, the Company’s U.S. based officers also participate in certain employee benefit programs provided by the Company.

Beginning in 2008, the Company provides retirement benefits to its employees primarily through the 401(k) Retirement Savings Plan (the “401(k) Plan”) and the Supplemental Benefit Retirement Plan (the “Supplemental Plan”). The Company’s Pension Plan (the “Pension Plan”) and the pension portion of the Supplemental Plan were frozen effective December 31, 2007. The enhanced 401(k) Plan and the Supplemental Plan, provide for Company matching contributions, an annual Company contribution of 3% of aggregate salary and bonus and a transition contribution ranging from 1% to 9% for the years 2008 through 2012 for participants meeting certain age and service requirements. In lieu of the annual Company and transition contributions, Mr. Hargreaves receives certain retirement benefits discussed below. Other executive officers are eligible to participate in the 401(k) Plan and the Supplemental Plan on the same basis as all other U.S. Hasbro employees.

Executive officers hired prior to December 31, 2007, continue to participate in the Pension Plan and the pension portion of the Supplemental Plan, which are described starting on page 65 of this proxy statement, but, except as is discussed below for Mr. Hargreaves, will not accrue additional benefits thereunder after December 31, 2007.

The Supplemental Plan is intended to provide a competitive benefit for employees whose employer-provided pension benefits and retirement contributions would otherwise be limited. However, the Supplemental Plan is designed only to provide the benefit which the executive would have accrued under the Company’s Pension Plan and 401(k) Plan if the Code limits had not applied. It does not further enhance those benefits.

The amount of the Company’s contributions to the Named Executive Officers under both the 401(k) Plan and the Supplemental Plan (401(k)), are included in the “All Other Compensation” column of the Summary Compensation Table that follows this report.

In light of the significant reduction in projected retirement income resulting from the retirement program redesign, the Company elected to provide Mr. Hargreaves, who has been with the Company for 30 years, with a retirement benefit which effectively grandfathered for Mr. Hargreaves the Company’s retirement program as it was in effect prior to January 1, 2008. Mr. Hargreaves retirement benefit is described on page 67 of this proxy statement.

The executive officers of the Company are eligible for life insurance benefits on the terms applicable to the Company’s other employees. The Company’s executive officers participate in the same medical and dental benefit plans as are provided to the Company’s other employees.

Executive officers are also eligible to participate in the Company’s Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”), which is available to all of the Company’s employees who are in band 40 (director level) or above and whose annual compensation is equal to or greater than $115,000. The Deferred Compensation Plan allows participants to defer compensation into various investment vehicles, the performance of which determines the return on compensation deferred under the plan. Potential investment choices include a fixed rate option, a choice that tracks the performance of the Company’s Common Stock, and other equity indices. Earnings on compensation deferred by the executive officers do not exceed the returns on the relevant investments earned by other non-executive officer employees deferring compensation into the applicable investment vehicles.

The Company reimburses designated executive officers for the cost of certain tax, legal and financial planning services they obtain from third parties provided that such costs are within the limits established by the Company. The 2012 annual limit on these costs for the Chief Executive Officer was $25,000, for the Chief Operating Officer was $7,500, and for the Chief Financial Officer was $5,000. In 2012 Mr. Goldner’s reimbursement exceeded the above limit due to reimbursement of certain costs associated with the negotiation of his amended and restated employment agreement, which was approved by the Compensation Committee. The cost to the Company for this reimbursement to the Named Executive Officers is included in the “All Other Compensation” column of the Summary Compensation Table.

2012 Amended and Restated Employment Agreement with Mr. Goldner

In recognition of Mr. Goldner’s critical role in continuing the transformation of Hasbro into a global branded-play company and in executing Hasbro’s future business strategies, effective on October 4, 2012 the Company entered into an Amended and Restated Employment Agreement (the “Amended Employment Agreement”) with its President and Chief Executive Officer, Brian Goldner. The Amended Employment Agreement replaced the Amended and Restated Employment Agreement, dated March 26, 2010, and the Change in Control Employment Agreement, dated March 18, 2000, as amended (together referred to as the “Prior Agreements”) previously in place between Mr. Goldner and the Company.

Prior to the Amended Employment Agreement, Mr. Goldner’s employment term was scheduled to expire at the end of 2014. With only two years remaining in that term the Committee believed it was vital to ensure Mr. Goldner’s continued service to the Company.

The Amended Employment Agreement implements a number of compensation and governance best practices by, among other things:

•

eliminating the tax-gross up provisions contained in the Prior Agreements with respect to excess parachute payments under Section 4999 and taxes and charges under Section 409A of the Internal Revenue Code;

•

eliminating the auto-renewal feature contained in the Prior Agreements, pursuant to which the term of Mr. Goldner’s employment with the Company would continue to be automatically extended for additional one-year periods unless Mr. Goldner or the Company provided notice of non-renewal;

•

eliminating a special bonus which was payable under the Prior Agreements one year following a change in control of the Company provided Mr. Goldner remained employed with the Company through that one-year anniversary;

•

subjecting all of Mr. Goldner’s incentive-based compensation, both cash and equity-based incentive compensation, granted on or after October 4, 2012 to the Company’s newly-adopted Clawback Policy and to future clawback policies that apply to senior management of the Company; and

•	by providing for a more restrictive definition of a Change in Control than was provided in the Prior Agreements.

Enhanced Pay for Performance Linkage and Retention

The Amended Employment Agreement also:

•

extends the term of Mr. Goldner’s scheduled employment with the Company for three years, from the previously scheduled expiration date of December 31, 2014 to the new expiration date of December 31, 2017; and

•

provides additional performance-based equity incentives designed to retain Mr. Goldner in the employ of the Company during this extended term and to strengthen the linkage between Mr. Goldner’s potential future compensation and Hasbro’s performance and delivery of shareholder value.

To further drive the linkage between the Company’s performance and Mr. Goldner’s compensation, and to provide an additional incentive for Mr. Goldner to remain employed with the Company through December 31, 2017, the Amended Employment Agreement provides for the grant to Mr. Goldner of an aggregate of 587,294 restricted stock units (referred to as the “Special RSU Grant”). The Special RSU Grant will be made in two tranches, one scheduled to be made in April of 2013 and the other scheduled to be made in 2014. Both tranches of the Special RSU Grant are currently expected to be granted at the same time that the Company makes its yearly equity awards to other equity eligible employees. The second tranche of the Special RSU Grant is subject to shareholder approval of an amendment to the Company’s equity stock incentive performance plan authorizing the issuance of additional shares under the plan, or adoption of a new equity performance plan, in 2013 or thereafter during the term of the Amended Employment Agreement. If such approval is obtained after 2013, the second tranche will be made at such time during the term that the Company secures that approval.

Both tranches of the Special RSU Grant have two vesting components, each of which must be satisfied for Mr. Goldner to earn any shares under the award. The first vesting component is based entirely on achievement of specified Hasbro stock price thresholds, with each threshold being progressively higher. The stock price thresholds and the percentage of the shares subject to the Special RSU Grant attributable to achievement of each threshold are as follows:

Stock Price Threshold	Percentage of Shares Earned
$45/share	25%
$52/share	25%
$56/share	25%
$60/share	25%

To achieve the stock price thresholds the average closing sales prices for Hasbro’s common stock must trade at or above the applicable threshold price for at least 30 consecutive trading days at some time after the grant of the award and during the term of Mr. Goldner’s employment. The second vesting component requires that, subject to certain termination scenarios which are discussed below, Mr. Goldner must remain continuously employed with the Company through December 31, 2017 to earn any shares under the Special RSU Grant.

The Amended Employment Agreement provides that Mr. Goldner will participate in Hasbro’s other long-term incentive programs during the term of his employment and will have an annual long-term equity grant target level equal to five (5) times his annualized base salary for each year. For the last several years the annual equity grant to Mr. Goldner and Hasbro’s other senior executives has been made in a combination of stock options and contingent stock performance awards, with the grant date value being divided roughly evenly between those two types of awards. The contingent stock performance awards have provided senior executives with the ability to earn shares of Hasbro’s stock based upon achievement of stated net revenues and earnings per share performance targets during the applicable three-year performance period for each contingent stock performance award.

The Amended Employment Agreement provides that for the contingent stock performance awards intended to be made to Mr. Goldner in each of 2013 and 2014 (with the grant in 2014 being subject to shareholder approval of an amendment to the Company’s equity compensation plan authorizing the issuance of additional shares under the plan, or adoption of a new equity performance plan, in 2013 or thereafter, with such grant being made in 2014 or at such time thereafter following the Company’s securing such approval), those awards will have an additional relative total shareholder return performance multiplier. This additional performance multiplier enhances the linkage between the payout under those awards and the value generated for Hasbro’s shareholders by increasing, or decreasing, the number of shares which would otherwise be earned by Mr. Goldner under those awards based upon a comparison of Hasbro’s total shareholder return to the total shareholder return for the Standard & Poor’s 500 Index (“S&P 500 Index”) over the three-year performance period applicable to each contingent stock performance award.

If the total shareholder return (computed as a function of changes in the stock price and the value of dividends earned on the stock) for Hasbro’s common shares is greater than or equal to the 75th percentile of the S&P 500 Index over the applicable three-year performance period for one or both of these contingent stock performance awards, Mr. Goldner earns twice the number of shares he would otherwise have earned under such award. A total shareholder return between the 65th and 75th percentiles results in a payout of 1.5 times the number of shares which would otherwise be earned under the awards. If Hasbro’s total shareholder return is below the 25th percentile of the S&P 500 Index over the applicable three-year performance period for the contingent stock performance awards, Mr. Goldner will only earn 75% of the number of shares he otherwise would have earned under such awards.

The multiplier based on relative total shareholder return for Hasbro’s stock as compared to the S&P 500 Index is applied after the underlying performance metrics for these contingent stock performance awards is calculated. For example, if the Company’s net revenues and earnings per share metrics for a given contingent stock performance award were not achieved, no shares would be earned under such award and the total shareholder return multiplier would not change that underlying result. The multiplier is only applied to the shares that are otherwise earned under the award based upon achievement of the underlying performance metrics.

Other Compensation

The Amended Employment Agreement provides that the Company will continue to pay Mr. Goldner his current annualized base salary of $1,200,000 through June 30, 2013. Beginning July 1, 2013 the Company will pay Mr. Goldner an annualized based salary of $1,300,000.

For 2012 Mr. Goldner remains eligible, as he was under the Prior Agreements, to receive a management incentive plan bonus based on a target of one hundred and twenty-five percent (125%) of his earned base salary. Beginning in 2013 Mr. Goldner is eligible to receive a management incentive plan bonus based on a target of one hundred and fifty percent (150%) of his earned base salary.

Thereafter Mr. Goldner’s base salary, management incentive bonus target and long-term incentive target will be reviewed in accordance with the Company’s compensation policies for senior executives and will be adjusted to the extent, if any, deemed appropriate by the Compensation Committee of the Company’s Board of Directors.

Post-Employment Restrictions

The Amended Employment Agreement contains certain post-employment restrictions on Mr. Goldner, including:

•

a two-year non-competition provision which prohibits Mr. Goldner from engaging, in any geographical area in which Hasbro is doing business at the time of the termination of his employment, in any business which is competitive with the business of Hasbro as it exists at the time of termination of Mr. Goldner’s employment; and

•

a two-year non-solicitation provision, providing that Mr. Goldner will not (a) solicit or recruit any employee of Hasbro to leave the Company or (b) solicit the business of any clients, customers or accounts of Hasbro.

If Mr. Goldner violates these restrictions and does not cure such violation, the Amended Employment Agreement provides that he will forfeit and pay to Hasbro the Net Proceeds (as defined in the Amended Employment Agreement) obtained with respect to any unvested stock options, restricted stock units, contingent stock performance awards or other equity that had been accelerated in connection with the termination of his employment by Hasbro without Cause (as defined in the Amended Employment Agreement) or by Mr. Goldner for Good Reason (as defined in the Amended Employment Agreement).

The Amended Employment Agreement with Mr. Goldner is discussed in more detail beginning on page 76 of this proxy statement.

Other Change of Control Agreements and Plans

Mr. Hargreaves is party to a Change in Control Agreement with the Company. Mr. Hargreaves is also party to an arrangement grandfathering certain aspects of the Company’s pension plans for him. Both of these agreements and arrangements, and the payments which the executive can receive in certain situations, are described in detail under the caption “Agreements and Arrangements Providing Post-Employment and Change in Control Benefits” that follows this report. The Committee authorizes the Company to enter into Change of Control or other employment related agreements or arrangements with executives only in those situations where the Committee feels doing so is necessary to recruit and/or retain the most talented executives and to provide optimal incentive to the executive in question to work to maximize the performance of the Company and the creation of long-term value for the Company’s shareholders. The change in control provisions in these agreements are generally double-trigger provisions in that the executive officer receives the majority of benefits under the agreements only if, following a change in control, the individual executive officer is either terminated by the Company without cause, or leaves on account of events which qualify under the definition of good reason in the agreement. The Company believes that double-trigger change in control agreements are generally most appropriate as an executive would only be compensated thereunder in the event that the executive was no longer employed with the Company following the change in control.

The Company’s equity compensation plans currently provide that equity awards (including performance share awards) for all participants, including the Named Executive Officers, fully vest in the event of a change in control of the Company. The participant is entitled to receive the value of such awards either in cash or shares of the Company’s stock, determined in the Committee’s discretion, following such change in control. However, if the shareholders approve the amendment to the Restated 2003 Stock Incentive Performance Plan which is set forth beginning on page 87 of this proxy statement, then for all equity awards granted after the date of such approval, such equity awards will contain a double trigger and will not vest following a change in control unless the award recipient’s employment with the Company is terminated.

In 2011 the Company adopted the Hasbro, Inc. Change in Control Severance Plan for Designated Senior Executives (the “Plan”). Participants in the Plan include Ms. Thomas, Mr. Billing and Mr. Frascotti. Mr. Goldner and Mr. Hargreaves do not participate in the Plan as they were subject to pre-existing Change in Control Agreements. Under the Plan, if a Change in Control (as defined in the Plan) occurs and the covered executive’s employment is terminated by the Company without Cause (as defined in the Plan) or the covered executive resigns from the Company with Good Reason (as defined in the Plan) in the 24 month period following the Change in Control, the covered executive will be entitled to the following payments and benefits: (A) two times the sum of the (i) covered executive’s annual base salary in effect on the date of termination (or, if higher, immediately preceding the Change in Control), and (ii) percentage of earned salary which constitutes the target bonus for the covered executive assuming target Company performance under the annual incentive plan in place at the time of termination, and (B) payment by the Company of the employer and employee premiums for continued health coverage for the covered executive and his/her covered dependents for the shorter of 12 months following cessation of employment and the period for which the individuals are eligible for and elect such coverage.

The annual base salary and target bonus payouts will be reduced by an amount equal to the total of severance payments to which the covered executive is entitled to receive or will receive under any other severance plan, policy or individual agreement applicable to the covered executive’s employment termination. The severance payments and benefits above are subject to the covered executive complying with a non-competition covenant, which is effective while the covered executive is employed by the Company and for a period of 18 months after the covered executive’s employment ends, regardless of the reason for the termination of employment. The Plan does not provide for any tax gross-ups and does not provide benefits to the executive unless their employment with the Company is terminated.

Actions Taken After the 2012 Fiscal Year End

Effective on February 6, 2013, Mr. Hargreaves, formerly the Company’s Chief Operating Officer, was appointed Executive Vice President and Chief Strategy Officer. In this role, Mr. Hargreaves will focus on building the Company’s new business pipeline, identifying opportunities for long-term growth and on fostering relationships with current and new business partners. Beginning in 2013, Mr. Hargreaves will no longer participate in the Company’s equity compensation plans, and will instead receive his variable incentive based compensation through an enhanced annual cash incentive compensation opportunity, the target for which was increased, effective in 2013, from 80% of his base salary to 125% of his base salary. Mr. Hargreaves’ former responsibilities for the Company’s global sales organizations have been assumed by Wiebe Tinga, who was promoted to Chief Commercial Officer of the Company on February 6, 2013.

In recognition of their key contributions to the Company, and the role they are playing in the Company’s future business performance and development, in March of 2013 each of Ms. Thomas, Mr. Billing and Mr. Frascotti were promoted to Executive Vice President. None of these officers received any salary increase as part of such promotions. However, for 2013 the target annual cash incentive compensation opportunity for each of them was increased from 60% to 70% of their base salary, and the target annual equity compensation grants were increased from 150% to 175% of their base salary. This increase in variable compensation will strengthen the alignment between pay and performance and provide an enhanced reward for these key executives only if the Company achieves its objectives.

Risk Assessment

As part of structuring the Company’s executive compensation programs, the Committee (A) evaluates the connection between such programs and the risk-taking incentives they engender, to ensure that the Company is incenting its executives to take an appropriate level of business risk, but not excessive risk, and (B) considers any changes in the Company’s risk profile and whether those changes should impact the compensation structure. To achieve this appropriate level of risk taking, and avoid excessive risk, the Committee structures the compensation program to (i) link the performance objectives under all incentive-based compensation to the strategic and operating plans of the Company which are approved by the full Board of Directors, with the Board ensuring that the goals set forth in such plans require significant performance to achieve, but are not so out of reach that they require excessively aggressive behavior to be met, (ii) provide for a balance of shorter-term objectives or exercise periods (such as the annual cash incentive plan objectives) and longer-term objectives or exercise periods (such as the three-year performance period under the contingent stock performance awards and seven-year option terms) to mitigate the risk that short-term performance would be driven at the expense of longer-term performance and shareholder value creation, and (iii) include stock ownership guidelines which require executives to maintain significant equity ownership during their entire career with the Company, thus linking personal financial results for the executives with the investment performance experienced by the Company’s shareholders. In addition to the analysis performed by the Committee, the Committee also had Compensation Advisory Partners (CAP) perform a risk assessment of the Company’s executive compensation programs for 2012 and advise on the appropriateness of the levels of risk presented by those programs and the effectiveness of their design to mitigate risk. As a result of its analysis and the work performed by CAP, the Committee believes the Company’s compensation programs promote appropriate, but not excessive, risk taking and are designed to best further the interests of the Company while mitigating risk.

EXECUTIVE COMPENSATION

The following table summarizes compensation paid by the Company for services rendered during fiscal 2012, fiscal 2011 and fiscal 2010 by any person serving as the Company’s Chief Executive Officer during any part of fiscal 2012, by any person serving as the Company’s Chief Financial Officer during any part of fiscal 2012, and by the three other most highly compensated executive officers of the Company in fiscal 2012 (to the extent that such person was an executive officer during the year in question).

Summary Compensation Table

Name and Principal Position	Year	Salary(a)	Bonus	Stock Awards(b)	Option Awards(b)	Non-Equity Incentive Plan Compensation (a)(c)	Change in Pension Value and NQDC Earnings(d)	All Other Compensation (e)	Total
Brian Goldner(f)	2012	$1,200,000	$0	$3,350,509	$2,640,821	$2,000,000	$174,041	$318,914	$9,684,285
President and Chief	2011	1,200,000	0	2,233,459	2,134,709	1,500,000	95,144	389,270	7,552,582
Executive Officer	2010	1,180,769	0	9,688,837	9,132,035	2,600,000	131,168	420,662	23,153,471

David D.R. Hargreaves(g)	2012	800,000	0	893,474	704,220	1,000,000	1,207,529	98,000	4,703,223
Executive Vice President and	2011	800,000	0	744,486	711,570	750,000	1,547,459	147,100	4,700,615
Chief Strategy Officer	2010	790,385	0	786,451	697,014	1,600,000	1,818,960	154,423	5,847,233

Deborah Thomas(h)	2012	515,000	0	542,025	420,550	320,000	64,486	77,450	1,939,511
Executive Vice President and	2011	511,154	0	519,161	385,077	245,000	26,705	82,115	1,769,212
Chief Financial Officer	2010	472,596	0	662,928	310,391	310,000	29,672	86,860	1,872,447

Duncan Billing(i)	2012	485,000	0	542,025	420,550	280,000	204,934	89,400	2,021,909
Executive Vice President and	2011	485,000	0	566,693	375,445	260,000	92,431	98,400	1,877,969
Chief Development Officer	2010	478,029	0	670,328	316,923	335,000	102,950	117,363	2,020,593

John Frascotti(j)	2012	485,000	0	542,025	420,550	280,000	1,328	67,050	1,795,953
Executive Vice President and	2011	485,000	0	566,693	375,445	260,000	966	73,800	1,761,904
Chief Marketing Officer	2010	479,231	0	670,328	316,923	335,000	302	88,131	1,889,915

(a)	Includes amounts deferred pursuant to the Company’s 401(k) Plan and Non-qualified Deferred Compensation Plan (the “Deferred Compensation Plan”).

(b)	Reflects the grant date fair value for stock and option awards to the Named Executive Officers. Please see note 13 to the financial statements included in the Company’s Annual Report on Form 10-K, for the year ended December 30, 2012, for a detailed discussion of assumptions used in valuing options and stock awards generally, and see footnote (d) to the following Grants of Plan-Based Awards table for a discussion of certain assumptions used in valuing equity awards made to the Named Executive Officers.

In each of the years shown, these executives were granted non-qualified stock options and contingent stock performance awards. Each of Ms. Thomas, Mr. Billing and Mr. Frascotti were granted restricted stock units in 2010 and 2011.

The grant date fair values included in the table for the contingent stock awards have been calculated based on the probable outcomes under such awards (assumed to be realization of the target values of such awards). If it were assumed that the maximum amount payable under each of these awards were ultimately paid, which maximum is 200% of the target value for contingent stock performance awards granted in 2012, then the grant date fair values included under the stock award column for each of the Named Executive Officers in 2012, would have been as follows: Mr. Goldner $6,701,018, Mr. Hargreaves $1,786,948, Ms. Thomas $1,084,050, Mr. Billing $1,084,050 and Mr. Frascotti $1,084,050.

(c)	For Mr. Goldner and Mr. Hargreaves these amounts consist entirely of the management incentive awards earned by such executives under the Company’s 2009 Senior Management Annual Performance Plan for

fiscal 2012, 2011 and 2010. For Ms. Thomas these amounts consist entirely of the management incentive awards earned by her under the Company’s Management Incentive Plan for the applicable year. For Mr. Billing and Mr. Frascotti these amounts consist of the management incentive awards earned by such executives under the Company’s 2009 Senior Management Annual Performance Plan for fiscal 2012 and 2011, and of the management incentive awards earned by such executives under the Company’s Management Incentive Plan for fiscal 2010.

(d)	The amounts reflected in this table primarily consist of the change in pension value during fiscal 2012, fiscal 2011 and fiscal 2010 for each Named Executive Officer. The significant increase in Mr. Hargreaves’ Change in Pension Values resulted largely from the fact that the pension benefit is computed as a function of a rolling five-year compensation average and Mr. Hargreaves’ eligible compensation has increased in recent years due to higher incentive compensation earnings and his more senior positions with the Company.

The amounts reflected in this table also include the following amounts which were earned on balances under the Supplemental Plan and are considered above market, as the Company paid interest on account balances at a rate of 5.60%, when 120% of the applicable long-term rate was 4.66%:

2012
Brian Goldner	$16,877
David Hargreaves	$7,883
Deborah Thomas	$2,098
Duncan Billing	$3,773
John Frascotti	$1,328

Does not include the following aggregate amounts, in fiscal 2012, fiscal 2011 and fiscal 2010 respectively, which were earned by the executives on the balance of (i) compensation previously deferred by them under the Deferred Compensation Plan and (ii) amounts previously contributed by the Company to the executive’s account under the Supplemental Plan (401(k)):

	2012	2011	2010
Brian Goldner	$182,034	$97,396	$94,961
David Hargreaves	$523,943	$38,357	$429,619
Deborah Thomas	$46,110	$13,277	$30,467
Duncan Billing	$60,826	$4,202	$49,251
John Frascotti	$11,942	$5,702	$2,149

Earnings on compensation previously deferred by the executive officers and on the Company’s prior contributions to the Supplemental Plan do not exceed the market returns on the relevant investments which are earned by other participants selecting the same investment options.

(e)	Includes the following amounts, for fiscal 2012, fiscal 2011 and fiscal 2010 respectively, paid by the Company for each Named Executive Officer in connection with a program whereby certain financial planning, legal and tax preparation services provided to the individual are paid for by the Company:

	2012	2011	2010
Brian Goldner	$38,914	$4,270	$27,585
David Hargreaves	$5,000	$3,100	$5,000
Deborah Thomas	$1,450	$0	$1,100
Duncan Billing	$0	$0	$0
John Frascotti	$0	$0	$0

Includes the Company’s matching contribution to each individual’s savings account, the annual company contribution, as well as the annual transition contribution, if applicable, for each individual under the 401(k) Plan and the Supplemental Plan, such amounts as follows:

	2012	2011	2010
Brian Goldner	$275,000	$380,000	$388,077
David Hargreaves	$93,000	$144,000	$149,423
Deborah Thomas	$76,000	$82,115	$85,760
Duncan Billing	$89,400	$98,400	$117,363
John Frascotti	$67,050	$73,800	$88,131

These amounts are in part contributed to the individual’s account in the 401(k) Plan and, to the extent in excess of certain Code maximums, deemed allocated to the individual’s account in the Supplemental Plan (401(k)).

Includes $5,000 matching charitable contribution made in the name of Mr. Goldner in fiscal 2010, fiscal 2011 and fiscal 2012.

(f)	Mr. Goldner became President and Chief Executive Officer of the Company on May 22, 2008. Prior thereto, Mr. Goldner served as Chief Operating Officer of the Company.

(g)	Mr. Hargreaves became Executive Vice President and Chief Strategy Officer on February 6, 2013. Prior thereto, Mr. Hargreaves served as Chief Operating Officer of the Company since May 22, 2008. Mr. Hargreaves also served as Chief Financial Officer of the Company until May of 2009. Prior to becoming Chief Operating Officer, Mr. Hargreaves served as Executive Vice President, Finance and Global Operations, and Chief Financial Officer.

(h)	Ms. Thomas became Executive Vice President and Chief Financial Officer in March 2013. Prior thereto Ms. Thomas served as Senior Vice President and Chief Financial Officer since May 2009. Prior thereto Ms. Thomas was Senior Vice President and Head of Corporate Finance.

(i)	Mr. Billing became Executive Vice President and Chief Development Officer in March 2013. Prior thereto Mr. Billing served as Global Chief Development Officer since 2008.

(j)	Mr. Frascotti became Executive Vice President and Chief Marketing Officer in March 2013. Prior thereto Mr. Frascotti served as Global Chief Marketing Officer since 2008.

* * *

The following table sets forth certain information regarding grants of plan-based awards for fiscal 2012 to the Named Executive Officers.

Grants of Plan-Based Awards

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares	All Other Option Awards: Number of Shares Underlying Options	Exercise Price of Option Awards	Closing Market Price on the Date of Grant	Grant Date Fair Value of Stock and Option Awards(d)
Name	Grant Date		Threshold	Target	Maximum	Threshold	Target	Maximum
Brian Goldner	2/6/2012	(a)			$3,600,000
	2/8/2012	(b)				46,361	92,722	185,444					$3,350,509
	2/8/2012	(c)								408,164	$36.135	$35.73	2,640,821
David Hargreaves	2/6/2012	(a)			2,400,000
	2/8/2012	(b)				12,363	24,726	49,452					893,474
	2/8/2012	(c)								108,844	36.135	35.73	704,220
Deborah Thomas	2/6/2012	(a)	$185,400	309,000	927,000
	2/8/2012	(b)				7,500	15,000	30,000					542,025
	2/8/2012	(c)								65,000	36.135	35.73	420,550
Duncan Billing	2/6/2012	(a)			1,455,000
	2/8/2012	(b)				7,500	15,000	30,000					542,025
	2/8/2012	(c)								65,000	36.135	35.73	420,550
John Frascotti	2/6/2012	(a)			1,455,000
	2/8/2012	(b)				7,500	15,000	30,000					542,025
	2/8/2012	(c)								65,000	36.135	35.73	420,550

(a)	For Mr. Goldner, Mr. Hargreaves, Mr. Billing and Mr. Frascotti these management incentive awards were made pursuant to the Company’s 2009 Senior Management Annual Performance Plan. For Ms. Thomas these management incentive plan awards were made pursuant to the Company’s 2012 Management Incentive Plan.

(b)	All of these contingent stock performance awards were granted pursuant to the Company’s Restated 2003 Stock Incentive Performance Plan (the “2003 Plan”). These awards provide the recipients with the ability to earn shares of the Company’s Common Stock based on the Company’s achievement of stated cumulative diluted earnings per share (“EPS”) and cumulative net revenue (“Revenues”) targets over a three-year period beginning January 2012 and ending December 2014 (the “Performance Period”). Each Stock Performance Award has a target number of shares of Common Stock associated with such award which may be earned by the recipient if the Company achieves the stated EPS and Revenues targets set for the Performance Period. Upon a Change of Control, as defined in the 2003 Plan, all stock performance awards will be canceled in exchange for payment in the amount of the product of the highest price paid for a share of Common Stock in the transaction or series of transactions pursuant to which the Change of Control shall have occurred or, if higher, the highest reported sales price of a share of Common Stock during the sixty-day period immediately preceding the date of the Change of Control, and the target number of shares applicable to the award. This payment will be made in cash or shares of Common Stock, or a combination thereof, in the discretion of the Compensation Committee.

(c)	All of these options were granted pursuant to the 2003 Plan. These options are non-qualified, were granted with an exercise price equal to the average of the high and low sales prices of the Company’s common stock on the date of grant, and vest in equal annual installments over the first three anniversaries of the date of grant. All options become fully vested in the event of death, disability or retirement at the optionee’s normal retirement date and are exercisable for a period of one year from the date of such disability or retirement, or in the case of death, from the appointment and qualification of the executor, administrator or trustee for the optionee’s estate. An optionee taking early retirement may exercise the options which are vested upon his or her early retirement date and may exercise such options for three months or such longer period as the Compensation Committee may approve. Unless otherwise approved by the Compensation Committee in its discretion, upon termination of employment for any other reason, only options vested at the date of the termination may be exercised, and are exercisable for a period of three months following termination.

Upon a Change of Control, as defined in the 2003 Plan, all options become immediately exercisable and will be canceled in exchange for payment in the amount of the difference between the highest price paid for a share of Common

Stock in the transaction or series of transactions pursuant to which the Change of Control shall have occurred or, if higher, the highest reported sales price of a share of Common Stock during the sixty-day period immediately preceding the date of the Change of Control, and the exercise price of such options. This payment will be made in cash or shares of Common Stock, or a combination thereof, in the discretion of the Compensation Committee. Participants may exercise options and satisfy tax withholding liabilities by payments in cash or by delivery of Common Stock equal to the exercise price and the tax withholding liability. In addition, participants may instruct the Company to withhold shares issuable upon exercise in satisfaction of tax withholding liability.

(d)	The Grant Date Present Values for options for the Named Executive Officers were determined using the standard application of the Black-Scholes option pricing methodology using the following weighted average assumptions: volatility 30.79%, dividend yield 3.99% and a risk free interest rate of 0.82% based on the options being outstanding for approximately five and a half years. The Grant Date Present Values do not take into account risk factors such as non-transferability and limits on exercisability. In assessing the Grant Date Present Values indicated in the above table, it should be kept in mind that no matter what theoretical value is placed on an option on the date of grant, the ultimate value of the option is dependent on the market value of the Common Stock at a future date, and the extent if any, by which such market value exceeds the exercise price on the date of exercise. The grant date fair values for the contingent stock performance awards were based on the average of the high and low trading prices on the date of grant of these awards, which was $36.135 per share on February 8, 2012.

Please see note 13 to the financial statements included in the Company’s Annual Report on Form 10-K, for the year ended December 30, 2012, for a detailed discussion of the assumptions used in valuing these options and stock awards.

* * *

The following table sets forth information for equity awards held by the named individuals as of the end of the Company’s 2012 fiscal year.

Outstanding Equity Awards at Fiscal Year-End

							Stock Awards
	Option Awards						Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(l)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(l)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Brian Goldner							0		$0	0(c)	$ 0
										0(d)	0
										0(e)	0
										0(f)	0
										46,361(g)	1,637,007
	75,000	—		—	$18.5750	5/19/2014
	181,406	—		—	$18.8150	7/26/2013
	122,888	—		—	$32.4250	5/23/2014
	164,609	—		—	$27.0950	2/12/2015
	397,614			—	$22.7300	5/20/2016
	208,063	104,031	(h)	—	$31.625	2/3/2017
	274,800	412,200	(i)	—	$38.395	3/25/2017
	37,400	56,100	(i)	—	$41.14	6/30/2017
	68,552	137,104	(j)	—	$45.66	2/8/2018
	—	408,164	(k)	—	$36.135	2/7/2019
David Hargreaves							0		$0	0(c)	0
										0(f)	0
										12,363(g)	436,538
	40,000	—		—	$18.5750	5/19/2014
	85,034	—		—	$18.8150	7/26/2013
	80,645	—		—	$32.4250	5/23/2014
	108,025	—		—	$27.0950	2/12/2015
	139,165	—		—	$22.7300	5/20/2016
	69,355	34,677	(h)	—	$31.625	2/3/2017
	22,851	45,701	(j)	—	$45.66	2/8/2018
	—	108,844	(k)	—	$36.135	2/7/2019
Deborah Thomas							7,500	(a)	$264,825
							4,000	(b)	$141,240	0(c)	0
										0(f)	0
										7,500(g)	264,825
	30,864	—		—	$27.0950	2/12/2015
	34,791	—		—	$22.7300	5/20/2016
	30,885	15,442	(h)	—	$31.625	2/3/2017
	12,366	24,732	(j)	—	$45.66	2/8/2018
	—	65,000	(k)	—	$36.135	2/7/2019
Duncan Billing							7,500	(a)	$264,825
							4,000	(b)	$141,240	0(c)	0
										0(f)	0
										7,500(g)	264,825
	31,535	15,767	(h)	—	$31.625	2/3/2017
	12,057	24,113	(j)	—	$45.66	2/8/2018
	—	65,000	(k)	—	$36.135	2/7/2019
John Frascotti							7,500	(a)	$264,825
							4,000	(b)	$141,240	0(c)	0
										0(f)	0
										7,500(g)	264,825
	63,370	—		—	$22.7300	5/20/2016
	31,535	15,767	(h)	—	$31.625	2/3/2017
	12,057	24,113	(j)	—	$45.66	2/8/2018
	—	65,000	(k)	—	$36.135	2/7/2019

(a)	Comprised of restricted stock units granted on July 29, 2010 which cliff vest on the five-year anniversary of the date of grant, provided the recipient continued employment with the Company through that date.

(b)	Comprised of restricted stock units granted on July 28, 2011 which cliff vest on the five-year anniversary of the date of grant, provided the recipient continued employment with the Company through that date.

(c)	These contingent stock performance awards granted in February 2010, are reflected at 0 shares. In February 2013 the Compensation Committee certified the Company’s financial results under these awards and no shares were earned under such awards.

(d)	These contingent stock performance awards granted in March 2010 to Mr. Goldner, are reflected at 0 shares. In February 2013 the Compensation Committee certified the Company’s financial results under these awards and no shares were earned under such awards.

(e)	These contingent stock performance awards granted in July 2010 to Mr. Goldner, are reflected at 0 shares. In February 2013 the Compensation Committee certified the Company’s financial results under these awards and no shares were earned under such awards.

(f)	These contingent stock performance awards granted in February 2011, are reflected at 0 even though the performance period will not end until December 2013. Given the Company’s underperformance against certain of its performance targets under these awards in 2011 and 2012, the Company views it as unlikely that any shares will be earned under such awards in February 2014.

(g)	These contingent stock performance awards granted in February 2012, are reflected at the threshold number of shares for such awards (which is 50% of the target number), even though the performance period will not end until December 2014 and there is no assurance that the target amounts, or even the threshold amounts, will be earned under these awards.

(h)	The remainder of these options will vest on February 4, 2013, subject to the optionee’s continued employment with the Company through those dates.

(i)	One third of these options will vest on each of March 26, 2013, March 26, 2014 and December 31, 2014, subject to the optionee’s continued employment with the Company through those dates.

(j)	One half of these options will vest on each of February 9, 2013 and February 9, 2014, subject to the optionee’s continued employment with the Company through those dates.

(k)	One third of these options will vest on each of February 8, 2013, February 8, 2014 and February 8, 2015, subject to the optionee’s continued employment with the Company through those dates.

(l)	These amounts were computed by multiplying the number of shares by the closing share price of $35.31 on December 28, 2012, the last trading day of the Company’s 2012 fiscal year.

***

The following table sets forth information concerning aggregate option exercises, vesting of restricted stock and stock earned pursuant to contingent stock performance awards during the 2012 fiscal year for the Named Executive Officers.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise ($)
			Shares Acquired on Vesting (#)(1)	Value Realized On Vesting ($)
Brian Goldner	190,000	$3,179,300	72,315	$2,601,532
David Hargreaves	45,000	$671,893	25,311	$910,563
Deborah Thomas	0	$0	6,328	$227,650
Duncan Billing	62,223	$774,478	11,186	$402,416
John Frascotti	21,862	$200,147	11,525	$414,612

(1)	All of these shares were earned in February 2012 pursuant to the contingent stock performance awards granted in February 2009, and the value reflected in the value realized column was computed by multiplying the number of shares by $35.975, which was the average of the high and low trading prices on February 21, 2012, the day the shares were earned.

***

The following table sets forth information regarding each of the Named Executive Officers’ years of credited service and accrued pension benefits with the Company under plans providing specified retirement payments and benefits, including tax-qualified defined benefit plans and supplemental executive retirement plans, but excluding tax-qualified defined contribution plans and non-qualified defined contribution plans. Information is provided as of the plans’ measurement dates used for financial reporting purposes for the Company’s 2012 fiscal year.

Pension Benefits

Name	Plan Name	Number of Years of Credited Service	Present Value of Accrued Benefit Payable at Normal Retirement ($)(a)	Payments During The Last Fiscal Year($)
Brian Goldner	Pension Plan	8.0	$ 144,490	$ 0
	Supplemental Plan	8.0	$1,113,025	$ 0
David Hargreaves	Pension Plan	15.0	$ 460,820	$ 0
	Supplemental Plan	15.0	$1,554,037	$ 0
	Retirement Agreement	30.0	$6,965,597	$ 0
Deborah Thomas	Pension Plan	9.0	$ 173,107	$ 0
	Supplemental Plan	9.0	$ 97,238	$ 0
Duncan Billing	Pension Plan	16.0	$ 381,939	$ 0
	Supplemental Plan	16.0	$ 634,545	$ 0
John Frascotti(b)	Pension Plan	N/A	N/A	N/A

(a)

The “Present Value of Accrued Benefit” is the lump-sum value as of December 30, 2012 of the annual pension benefit earned as of December 30, 2012 payable under a plan for the executive’s life beginning on the date in which the Named Executive Officer may commence an unreduced pension under the respective plan, reflecting credited service and five-year average compensation as of the plan freeze date of December 31, 2007, and current statutory benefit and pay limits as applicable. Certain assumptions were used to determine the lump-sum values and are outlined below. These assumptions are consistent with those used for financial statement purposes, except that the Named Executive Officer is assumed to continue to be employed until the assumed retirement age (i.e., there will be no assumed termination for any reason, including death or disability). The assumptions are as follows: (i) measurement date is December 30, 2012, (ii) it is assumed that 65% of participants will elect a lump sum payment and 35% will elect an annuity under the Pension Plan and the Supplemental Plan, and that Mr. Hargreaves will elect an annuity for any benefits provided under the Retirement Agreement, (iii) the discount rate is assumed to be 4.09% for the Pension Plan, 3.92% for the Supplemental Plan and 3.93% for the Retirement Agreement, (iv) the lump sum interest rate is assumed to be 4.09% for the Pension Plan and the Supplemental Plan, (v) for mortality (post-commencement) the RP-2000 mortality tables projected to the year 2028 using the Scale AA are used with separate rates for males and females for benefits paid as annuities and the IRS table promulgated in Revenue Ruling 2007-67 for benefits paid as lump sums, (vi) the earliest unreduced retirement age is age 65 for the plans prior to the January 1, 2000 amendment, and age 55 for the plans following such amendment and (vii) all values are estimates only; actual benefits will be based on data, pay and service at the time of retirement. Mr. Hargreaves is currently eligible for an unreduced retirement benefit.

(b)	The Pension Plan was frozen prior to Mr. Frascotti joining the Company.

Description of Pension Plans

The Company sponsors the Hasbro, Inc. Pension Plan (the “Pension Plan”) and the Supplemental Benefit Plan (the “Supplemental Plan”) for substantially all of its U.S. employees. The Pension Plan provides funded, tax-qualified benefits subject to the limits on compensation and benefits applicable under the Internal Revenue Code. Except for John Frascotti, who joined the Company on January 21, 2008, after the Pension Plan benefits had been frozen, all of the Named Executive Officers participate in the Pension and Supplemental Plans. As a result of his service while in the U.K., Mr. Hargreaves accrued a benefit under the Company’s former U.K. Employee Benefits Plan (the “U.K. Plan”) and the Hasbro International Expatriate Pension Plan (the “Expatriate Plan”). As is discussed in the “Executive Benefits” section of the Compensation Discussion and Analysis, the Company entered into a Retirement Agreement with Mr. Hargreaves. The Retirement Agreement effectively replaces the benefit accrued under the Expatriate Plan while providing for continued pension accruals until Mr. Hargreaves’ retirement. The U.K. Plan was closed in 1994 and the accrued benefits under the U.K. Plan were transferred to Legal and General. The Company no longer has any obligation to pay those benefits. Mr. Hargreaves is, however, entitled to an annuity benefit from Legal and General relating back to the closed U.K. Plan. The Pension Plan, Supplemental Plan, Post-Employment Agreement, former U.K. Plan annuity benefit and Retirement Agreement are described in more detail below.

The Company does not have a policy of granting any additional years of benefit service beyond the definition of benefit service within the plans identified above. A year of benefit service is earned for each year in which an employee completes at least 1,000 hours of service for the Company.

Benefits earned under the Pension Plan, the Supplemental Plan (Pension) and the Expatriate Plan were frozen effective December 31, 2007. Effective January 1, 2008, the Company amended its 401(k) Plan to include an additional annual Company contribution targeted at 3% of an employee’s base salary and bonus, which is in addition to the pre-existing Company matching formula. In addition, for eligible employees meeting certain age and service requirements, there will be an additional annual transition contribution ranging from 1% to 9% of the employees’ base salary and bonus during the years 2008 through 2012. Annual contributions in excess of IRS limits are provided on a nonqualified plan basis in the Supplemental Plan (401(k)). Mr. Hargreaves waived his right to participate in either of these new 401(k) Plan features.

Pension Plan

Effective January 1, 2000, the Company amended the Pension Plan as part of an overall redesign of its retirement programs. The January 1, 2000 amendments to the Pension Plan implemented a number of changes.

Among the significant changes, the amendments to the Pension Plan provided for a lump sum benefit or an annual benefit, both determined primarily on the basis of average compensation and actual years of service (previously years of service in excess of 30 years were excluded). Another aspect of the amendments made the benefits under the Pension Plan portable after five years of service with the Company.

Until January 1, 2007, employees working for the Company at the time of the January 1, 2000 amendments received the greater of the benefit provided by the unamended plan and the benefit provided by the amended plan. For such employees retiring on or after January 1, 2007, to compute their benefits the Company determines what the employee’s benefits would have been under the Pension Plan, prior to the amendment, as of December 31, 2006. If the benefits under the Pension Plan, prior to the amendment, are higher than the benefits provided for such employee under the Pension Plan following the amendment, the employee’s pension benefits are computed by adding the benefits accrued under the unamended plan, as of December 31, 2006, to the benefits accrued under the plan, as amended, for periods of service after January 1, 2007. For employees joining the Company after January 1, 2000, benefits will only be computed with respect to the Pension Plan as amended. Mr. Goldner was hired after January 1, 2000 and, therefore, is covered only by the amended Pension Plan.

Prior to the January 1, 2000 amendment the annual annuity under the Pension Plan was computed as follows: (I) (A) 50% of the person’s five-year average compensation was reduced by (B) X% of the lesser of (i) the person’s three-year average compensation and (ii) the person’s social security covered compensation, and (II) the resulting amount was then multiplied by the ratio of years of benefit service (not to exceed 30) over 30. For purposes of computing benefits in this formula X equals: (i) 22.5 if the social security retirement age is 65, (ii) 21.0 if the social security retirement age is 66 and (iii) 19.5 if the social security retirement age is 67.

If benefits commenced prior to age 65, (A) and (B) above were adjusted separately for early commencement as follows: (A) is reduced by 4% per year until age 50 and on an actuarially equivalent basis thereafter and (B) is reduced 5/9th of 1% for the first 60 months commencement precedes social security retirement age and 5/18th of 1% for the next 60 months. Thereafter, (B) is reduced on a actuarially equivalent basis. In all cases, X above equals 22.5% for early commencement of benefits.

Following the January 1, 2000 amendment annual annuity benefits under the Pension Plan are computed as follows: (I) (A) 2/3 of 1% of the person’s five-year average compensation is added to (B) 1/3 of 1% of the person’s five-year average compensation in excess of the social security taxable wage base and the resulting amount is multiplied by (II) the person’s years of benefit service. Under the amended plan, benefits commencing prior to age 55 are reduced 1/4th of 1% for each month commencement precedes age 55, with a maximum reduction of 75%.

For purposes of the computations set forth above under the Pension Plan, “five-year average compensation” equals the highest consecutive five years of compensation during the last ten years, while “three-year average compensation” equals the three most recent years during the same five-year period. Compensation includes salary, non-equity incentive plan payments and any additional cash bonus (in the year paid) as well as tax-qualified elective deferrals and excludes equity based compensation, sign-on or retention bonuses and other forms of non-cash compensation that may be taxable to the executive. Compensation is subject to the maximum limits imposed under the Code (which were $225,000 for 2007, the last year that compensation was considered under the plan).

Participants may elect to receive benefits as a lump sum payment or one of the annuity forms of payment available under the Pension Plan. Because the plan provides for a lump sum payment, benefits may commence at any age after termination, once vested (generally after five years of benefit service). For early commencement, the comparison of benefits under the amended and unamended formulae is determined based on the reduced benefit under each formula at the commencement age.

As is noted in the description of Pension Plans set forth above, the benefits under this plan were frozen effective December 31, 2007.

Supplemental Plan (Pension)

The Supplemental Plan provides benefits determined under the same benefit formula as the Pension Plan, but without regard to the compensation and benefit limits imposed by the Code. For determination of Supplemental Plan benefits, compensation deferred into the Non-qualified Deferred Compensation Plan is included in the year of deferral. Benefits under the Supplemental Plan are reduced by benefits payable under the Pension Plan. The Supplemental Plan benefits are not tax-qualified and are unfunded.

As is noted in the description of Pension Plans set forth above, the benefits under this plan were frozen effective December 31, 2007.

U.K. Employee Benefits Plan

As a result of his service while in the U.K., Mr. Hargreaves accrued a benefit under the Company’s former U.K. Employee Benefits Plan (the “U.K. Plan”) and the Hasbro International Expatriate Pension Plan (the “Expatriate Plan”). The U.K. Plan was closed in 1994 and an annuity was purchased from Legal and General to provide the accrued benefits under the U.K. Plan. The Company no longer has any obligation to pay those benefits. Mr. Hargreaves is, however, entitled to the annuity benefit from Legal and General relating back to the closed U.K. Plan. The annual single straight-life annuity benefit earned by Mr. Hargreaves under the U.K. Plan as of the date his participation in the U.K. Plan ceased was 9,617 British pounds. This annuity amount is adjusted each year for inflation.

Retirement Agreement With Mr. Hargreaves

Mr. Hargreaves is entitled to a defined benefit from a Retirement Agreement that replaces the benefits previously accrued under the Expatriate Plan and considers all of his services with Hasbro, including periods in the U.K. The single straight-life annuity benefit under the Retirement Agreement is determined as follows: (I) (A) 1% of five-year average compensation multiplied by (B) years of benefit service (for this purpose Mr. Hargreaves is continuing to accrue years of benefit service), with such benefits then being reduced by (II) the benefits payable from the (i) former U.K. Plan sponsored by Hasbro (which benefits are now being provided by Legal and General as a result of the buyout of deferred pensioners), (ii) Pension Plan and (iii) Supplemental Plan (pension benefits). Due to Mr. Hargreaves age and service, benefits under this plan are payable on an unreduced basis.

The following table provides information with respect to fiscal 2012 for each of the Named Executive Officers regarding defined contribution plans and other plans which provide for the deferral of compensation on a basis that is not tax-qualified.

	Non-qualified Deferred Compensation
Name	Plan Name	Executive Contributions in Last Fiscal Year ($)(a)	Registrant Contributions in Last Fiscal Year ($)(a)	Aggregate Earnings in Last Fiscal Year($)(b)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(c)
Brian Goldner	Nonqualified Deferred Compensation Plan	$99,090	$ —	$ 69,145	$—	$618,279
	Supplemental Savings Plan	—	245,000	112,889	—	2,482,710
David Hargreaves	Nonqualified Deferred Compensation Plan	—	—	471,223	—	3,442,657
	Supplemental Savings Plan	—	78,000	52,720	—	1,115,750
Deborah Thomas	Nonqualified Deferred Compensation Plan	—	—	32,069	—	354,492
	Supplemental Savings Plan	—	51,000	14,041	—	331,985
Duncan Billing	Nonqualified Deferred Compensation Plan	—	—	35,592	—	243,245
	Supplemental Savings Plan	—	59,400	25,234	—	557,516
John Frascotti	Nonqualified Deferred Compensation Plan	121,250	—	3,055	—	124,305
	Supplemental Savings Plan	—	44,550	8,887	—	225,420

(a)	Both the executive and registrant contributions above are also disclosed in the preceding Summary Compensation Table as either salary, non-equity incentive plan compensation or under all other compensation, as applicable. Registrant contributions earned during 2012 and credited to the account during 2012 as well as executive contributions on amounts earned during 2012 but paid in 2013 are included in the table above.

(b)	The aggregate earnings in the last fiscal year include earnings on amounts deferred by the individual in years prior to fiscal 2012.

(c)	Includes registrant and executive contributions on amounts earned during 2012 but credited during 2013. In addition to the amounts contributed for 2012, the amounts below were reported as compensation in prior Summary Compensation Tables (Mr. Goldner and Mr. Hargreaves have had their compensation for fiscal 2000 forward reported as named executive officers in the Company’s previous proxy statements, Ms. Thomas had her compensation for fiscal 2009 forward reported as a Named Executive Officer, and Mr. Billing and Mr. Frascotti have had their compensation for fiscal 2008 forward reported in the Company’s proxy statements).

Brian Goldner	$2,581,553
David Hargreaves	$2,824,889
Deborah Thomas	$158,678
Duncan Billing	$277,376
John Frascotti	$163,968

Amounts included in the “Non-qualified Deferred Compensation” table above consist of executive deferrals and registrant contributions under the Supplemental Plan and the Non-qualified Deferred Compensation Plan, each of which are described below.

Supplemental Plan (401(k))

Each of the Named Executive Officers participated in the Supplemental Plan. All registrant contributions reflected in the preceding table were allocated to the Supplemental Plan. Elective deferrals are not permitted under the Supplemental Plan. Account balances received interest at the rate of 5.45% per year for 2012. This rate reflects the 2012 return, less an allowance for certain expenses, paid by the insurance companies providing this corporate owned life insurance product to Hasbro. Matching contributions are fully vested at all times while the annual Company and transition contributions are subject to a 3-year vesting requirement, however remaining benefits are subject to forfeiture for violations of non-competition or confidentiality obligations or for termination due to certain criminal acts involving Company property. Benefits under the Supplemental Plan are payable as a lump sum upon termination of employment (including retirement and death), subject to a six-month waiting period under Code Section 409A, as applicable.

As is noted in the description of Pension Plans set forth in the preceding pages, effective January 1, 2008, this plan was expanded to include new program employer contributions in excess of IRS limits.

Non-qualified Deferred Compensation Plan

The Company’s Non-qualified Deferred Compensation Program is available to all of the Company’s employees who are in band 40 (director level) or above and whose compensation is equal to or greater than $115,000 for 2012, including the Named Executive Officers. Participants may defer up to 75% of their base salary and 85% of the awards they are paid under the Company’s non-equity incentive plans. Participant account balances are credited with earnings based on the participant’s selection from the list of investments below. The fixed rate option was added to the plan effective July 21, 2009. The allocation of investments may be changed as often as daily, with the exception of the Hasbro Stock Fund and the fixed rate option. Selection of the Company Stock Fund and the fixed rate option is made once per year and becomes effective the following January.

Rates of return earned (lost) by the Named Executive Officers are the same as the rates of return earned (lost) by other participants selecting the same investment choices and are set forth in the table below for fiscal 2012. As such, the Company does not consider these rates of return to be “above-market” within the meaning of the rules of the United States Securities and Exchange Commission.

Investment	Rate of Return for 2012	Investment	Rate of Return for 2012
Money Market	0.00%	Large Cap Growth	14.55%
Intermediate Bond	9.60%	Mid-Cap Core Index	15.82%
Balanced	12.56%	Small-Cap Growth	14.65%
Large Cap Value	16.50%	International Equity	20.14%
S&P 500 Index	15.92%	Real Return	8.76%
Fixed Rate Option	5.45%	Hasbro Stock Fund	Approximates the
			rate of return on the Company’s common stock

Generally, account balances under the plan may be paid as a lump sum or in installments over a five, ten or fifteen-year period following the termination of employment, except amounts designated as short-term payouts which are payable at a pre-selected date in the future. Account balances may be distributed prior to retirement in the event of a financial hardship, but not in excess of the amount needed to meet the hardship.

Potential Payments Upon Termination or Change in Control; Employment Agreements

The following tables provide information as to the value of incremental payments and other benefits that would have been received by the Named Executive Officers upon a termination of their employment with the Company due to various types of situations, including upon a change in control of the Company, assuming such termination and change in control had taken place on December 28, 2012 (the last business day of the Company’s 2012 fiscal year). The benefits reflect the closing price of the Company’s Common Stock of $35.31 on December 28, 2012, where appropriate, except that in the case of a Change in Control, the benefits reflect a price of $39.01 per share (which was the highest sale price during the sixty days prior to December 28, 2012, as computed in accordance with the Company’s equity compensation plans). Following these tables is a narrative description of the plans and agreements pursuant to which these payments and benefits are payable.

In addition to the benefits detailed in the following tables, the Named Executive Officers are eligible to receive vested benefits under the Company’s pension plans and deferred compensation plans, to the extent applicable, which are quantified in the preceding tables in this proxy statement, as well as benefits under stock options held by such executive officers which are vested and exercisable as of the date of their termination. In addition, the Named Executive Officers are eligible to participate in the Company’s post-retirement medical program, which is available to all salaried employees and provides post-retirement life insurance and access to health coverage funded by the retiree at the same rates as an active employee.

Brian Goldner

	Voluntary Resignation	Involuntary for Cause		Involuntary Without Cause/ Voluntary For Good Reason		Involuntary Without Cause or for Good Reason(w/ Change in Control)(a)	Disability	Death	Retirement
Cash Severance
Base Salary	$0	$0		$2,400,000		$2,200,616	$0	$0	N/A
Bonus	$0	$0		$3,000,000		$4,680,000	$0	$0	N/A
Bonus for 2012	$0	$0		$2,000,000		$2,000,000	$2,000,000	$2,000,000	N/A

Total Cash Severance	$0	$0		$7,400,000		$8,880,616	$2,000,000	$2,000,000	N/A
Benefits & Perquisites
Pension(b)	$0	$0	(c)	$0		$29,566	$0	$0	N/A
Health and Welfare Benefits	$0	$0		$37,420		$56,130	$0	$0	N/A
Outplacement	$0	$0		$17,000		$17,000	$0	$0	N/A

Total Benefits & Perquisites	$0	$0		$54,420		$102,696	$0	$0	N/A
280G Tax Gross-Up	N/A	N/A		N/A		N/A	N/A	N/A	N/A
Long-Term Incentives
Gain of Accelerated Stock Options	$0	$0		$383,354		$2,195,244	$383,354	$383,354	N/A
Value of Accelerated Performance Shares	$0	$0		$2,257,368	(c)	$5,525,259	$5,001,202	$5,001,202	N/A

Total Value of Accelerated Equity Grants	$0	$0		$2,640,722		$7,720,503	$5,384,556	$5,384,556	N/A
Total Value: Incremental Benefits	$0	$0		$10,095,142		$16,703,815	$7,384,556	$7,384,556	N/A

(a)	In the event of a Change in Control and no termination of employment, only the long-term incentive values would be payable to the executive.

(b)	In the case of a termination for Cause, non-qualified benefits under the Supplemental Plan and Mr. Goldner’s employment agreement as it was in effect at the end of fiscal 2012, including both pension and deferred compensation, were subject to forfeiture.

(c)	For purposes of this calculation the target number of shares is pro-rated for certain of the awards for the portion of the performance period completed as of December 28, 2012.

David Hargreaves

	Voluntary Resignation	Involuntary for Cause		Involuntary Without Cause	Involuntary Without Cause or for Good Reason (w/Change in Control)(a)	Disability		Death Pre- Retirement		Retirement
Cash Severance
Base Salary	$0	$0		$750,154	$2,250,462	$0		$0		N/A
Bonus	$0	$0		$0	$4,200,000	$0		$0		N/A
Target Bonus for 2012	$0	$0		$0	$640,000	$0		$0		N/A

Total Cash Severance	$0	$0		$750,154	$7,090,462	$0		$0		N/A
Benefits & Perquisites
Pension	$0	$0	(b)	$0	$846,185	$0		$0		$0
Health and Welfare Benefits	$0	$0		$14,635	$43,905	$0		$0		N/A
Outplacement	$0	$0		$17,000	$17,000	N/A		N/A		N/A

Total Benefits & Perquisites	$0	$0		$31,635	$907,090	$0		$0		$0
280G Tax Gross-Up	N/A	N/A		N/A	N/A	N/A		N/A		N/A
Long-Term Incentives
Gain of Accelerated Stock Options	$0	$0		$0	$569,017	$127,785		$127,785		$0
Value of Accelerated Performance Shares	$0	$0		$0	$1,600,619	$678,976	(c)	$678,976	(c)	$678,976	(c)

Total Value of Accelerated Equity Grants	$0	$0		$0	$2,169,636	$806,761		$806,761		$678,976
Total Value: Incremental Benefits	$0	$0		$781,789	$10,167,188	$806,761		$806,761		$678,976

(a)	In the event of a Change in Control and no termination of employment, only the long-term incentive values would be payable to the executive.

(b)	In the case of a termination for Cause, non-qualified benefits under the Supplemental Plan and Mr. Hargreaves’ change in control agreement, including both pension and deferred compensation, are subject to forfeiture.

(c)	For purposes of these calculations the target number of shares is pro-rated for the portion of the performance period completed as of December 28, 2012.

Deborah Thomas

	Voluntary Resignation	Involuntary for Cause		Involuntary Without Cause	Involuntary Without Cause or for Good Reason (w/Change in Control)(a)	Disability		Death		Retirement
Cash Severance
Base Salary	$0	$0		$515,000	$1,030,000	$0		$0		N/A
Bonus	$0	$0		$0	$618,000	$0		$0		N/A

Total Cash Severance	$0	$0		$515,000	$1,648,000	$0		$0		N/A
Benefits & Perquisites
Pension	$0	$0	(b)	$0	$0	$0		$0		N/A
Health and Welfare Benefits	$0	$0		$13,959	$13,959	$0		$0		N/A
Outplacement	$0	$0		$17,000	$17,000	$0		$0		N/A

Total Benefits & Perquisites	$0	$0		$30,959	$30,959	$0		$0		N/A
280G Tax Gross-Up	N/A	N/A		N/A	N/A	N/A		N/A		N/A
Long-Term Incentives
Gain of Accelerated Stock Options	$0	$0		$0	$300,914	$56,904		$56,904		N/A
Value of Accelerated Restricted Stock	$0	$0		$0	$448,615	$168,321		$168,321		N/A
Value of Accelerated Performance Shares	$0	$0		$0	$892,276	$364,223	(c)	$364,223	(c)	N/A

Total Value of Accelerated Equity Grants	$0	$0		$0	$1,641,805	$589,447		$589,447		N/A
Total Value: Incremental Benefits	$0	$0		$545,959	$3,320,764	$589,447		$589,447		N/A

(a)	In the event of a Change in Control and no termination of employment, only the long-term incentive values would be payable to the executive.

(b)	In the case of a termination for Cause, non-qualified benefits under the Supplemental Plan, including both pension and deferred compensation, are subject to forfeiture.

(c)	For purposes of these calculations the target number of shares is pro-rated for the portion of the performance period completed as of December 28, 2012.

Duncan Billing

	Voluntary Resignation	Involuntary for Cause		Involuntary Without Cause	Involuntary Without Cause or for Good Reason (w/Change in Control)(a)	Disability		Death		Retirement
Cash Severance
Base Salary	$0	$0		$485,000	$970,000	$0		$0		N/A
Bonus	$0	$0		$0	$582,000	$0		$0		N/A

Total Cash Severance	$0	$0		$485,000	$1,552,000	$0		$0		N/A
Benefits & Perquisites
Pension	$0	$0	(b)	$0	$0	$0		$0		N/A
Health and Welfare Benefits	$0	$0		$18,293	$18,293	$0		$0		N/A
Outplacement	$0	$0		$17,000	$17,000	$0		$0		N/A

Total Benefits & Perquisites	$0	$0		$35,293	$35,293	$0		$0		N/A
280G Tax Gross-Up	N/A	N/A		N/A	N/A	N/A		N/A		N/A
Long-Term Incentives
Gain of Accelerated Stock Options	$0	$0		$0	$303,314	$58,101		$58,101		N/A
Value of Accelerated Restricted Stock	$0	$0		$0	$448,615	$168,321		$168,321		N/A
Value of Accelerated Performance Shares	$0	$0		$0	$932,885	$388,834	(c)	$388,834	(c)	N/A

Total Value of Accelerated Equity Grants	$0	$0		$0	$1,684,814	$615,256		$615,256		N/A
Total Value: Incremental Benefits	$0	$0		$520,293	$3,272,107	$615,256		$615,256		N/A

(a)	In the event of a Change in Control and no termination of employment, only the long-term incentive values would be payable to the executive.

(b)	In the case of a termination for Cause, non-qualified benefits under the Supplemental Plan, including both pension and deferred compensation, are subject to forfeiture.

(c)	For purposes of these calculations the target number of shares is pro-rated for the portion of the performance period completed as of December 28, 2012.

John Frascotti

	Voluntary Resignation	Involuntary for Cause	Involuntary Without Cause	Involuntary Without Cause or for Good Reason (w/Change in Control)(a)	Disability		Death		Retirement
Cash Severance
Base Salary	$0	$0	$485,000	$970,000	$0		$0		N/A
Bonus	$0	$0	$0	$582,000	$0		$0		N/A

Total Cash Severance	$0	$0	$485,000	$1,552,000	$0		$0		N/A
Benefits & Perquisites
Pension	$0	$0	$0	$0	$0		$0		N/A
Health and Welfare Benefits	$0	$0	$18,657	$18,657	$0		$0		N/A
Outplacement	$0	$0	$17,000	$17,000	$0		$0		N/A

Total Benefits & Perquisites	$0	$0	$35,657	$35,657	$0		$0		N/A
280G Tax Gross-Up	N/A	N/A	N/A	N/A	N/A		N/A		N/A
Long-Term Incentives
Gain of Accelerated Stock Options	$0	$0	$0	$303,314	$58,101		$58,101		N/A
Value of Accelerated Restricted Stock	$0	$0	$0	$448,615	$168,321		$168,321		N/A
Value of Accelerated Performance Shares	$0	$0	$0	$932,885	$388,834	(b)	$388,834	(b)	N/A

Total Value of Accelerated Equity Grants	$0	$0	$0	$1,684,814	$615,256		$615,256		N/A
Total Value: Incremental Benefits	$0	$0	$520,657	$3,272,471	$615,256		$615,256		N/A

(a)	In the event of a Change in Control and no termination of employment, only the long-term incentive values would be payable to the executive.

(b)	For purposes of these calculations the target number of shares is pro-rated for the portion of the performance period completed as of December 28, 2012.

Agreements and Arrangements Providing Post-Employment and Change in Control Benefits

The Company provides post-employment benefits through broad-based programs as well as individual agreements for certain executives. Benefits provided through each of the following programs are summarized below and the value of these benefits in various situations is included in the preceding tables.

•	Hasbro Equity Incentive Plans

•	Hasbro Severance Benefit Plan

•	Change of Control Agreement with David Hargreaves

•	Change in Control Severance Plan for Designated Senior Executives

•	Employment Agreement with Brian Goldner

•	Retirement Agreement with David Hargreaves

Benefits Under Hasbro Equity Incentive Plans

The executive officers of the Company and certain of the Company’s other employees have received outstanding equity awards, in the form of stock options, restricted stock units and/or contingent stock performance awards, under a number of equity incentive plans, including the Company’s 1995 Stock Incentive Performance Plan, 1997 Employee Non-qualified Stock Plan and Restated 2003 Stock Incentive Performance Plan.

Unless modified by the individual employment agreements or equity grant agreements entered into between the Company and an executive officer, all equity awards (including stock options, restricted stock grants, deferred restricted stock units and contingent stock performance awards) under all of the Company’s equity incentive plans are subject to the post-termination provisions which are summarized below, based on the type of termination or the occurrence of a change of control.

Effect of a Change of Control

Upon a change in control, whether or not an executive officer’s employment is terminated, all of such officer’s options become immediately exercisable and will be canceled in exchange for payment in the amount of the difference between the highest price paid for a share of the Company’s Common Stock in the transaction or series of transactions pursuant to which the Change of Control shall have occurred or, if higher, the highest reported sales price of a share of Common Stock during the sixty-day period immediately preceding the date of the Change of Control, and the exercise price of such options. This payment will be made in a lump sum in cash or shares of Common Stock, or a combination thereof, in the discretion of the Compensation Committee.

Shares of restricted stock, restricted stock units and the target number of shares subject to contingent stock performance awards will become immediately vested upon a change in control and settled in a similar manner as stock options, as described above, except that there is no exercise price for restricted stock, restricted stock units or performance shares, so the value received will be the product of the number of shares multiplied by the highest price paid for a share of the Company’s Common Stock in the transaction or series of transactions pursuant to which the Change of Control shall have occurred or, if higher, the highest reported sales price of a share of Common Stock during the sixty-day period immediately preceding the date of the Change of Control.

For purposes of the Company’s equity incentive plans, “Change of Control” bears the same definition as described in the Change of Control Agreement with Mr. Hargreaves, which is described below, except that for equity awards made on or after May 24, 2006, the threshold for a change in control is 35%, rather than 20%.

Disability Termination

If an executive officer’s employment with the Company is terminated due to a permanent disability of such officer, then, except to the extent this treatment is modified in an individual officer’s employment agreement, for such officer’s outstanding equity awards: (i) all unvested stock option awards immediately vest and become exercisable for a period of one year following the date of such disability, (ii) a pro-rata portion, reflecting the portion of the total vesting period which has elapsed, of restricted stock unit awards immediately vest and (iii) outstanding contingent stock performance awards remain outstanding for the remainder of the performance period and at the end of the performance period the number of shares which would have been earned under the award is pro-rated based on the portion of the performance period prior to the officer’s termination due to disability and such pro-rated number of shares is paid to the officer.

Termination due to Death of an Officer

If an executive officer’s employment with the Company terminates due to the officer’s death, then, except to the extent this treatment is modified in an individual officer’s employment agreement, for such officer’s outstanding equity awards (i) all unvested stock option awards immediately vest and become exercisable for a period of one year following the date of death or the appointment of the executor of such officer’s estate, (ii) a pro-rata portion, reflecting the portion of the total vesting period which has elapsed, of restricted stock unit awards immediately vest and (iii) outstanding contingent stock performance awards are paid out based on the pro-rated portion of the performance period completed prior to the officer’s death, with such pro-rated period applied to the target number of shares subject to such awards.

Retirement

Upon retirement of an executive officer, outstanding equity awards are treated in the following manner: (i) if the retirement qualifies as normal retirement, where the officer is 65 or older and has five or more years of service with the Company, all stock option awards vest and become exercisable for a period of one year following retirement and a pro-rata portion, reflecting the portion of the total vesting period which has elapsed, of restricted stock unit awards immediately vest, and (ii) if it qualifies as normal retirement or early retirement, unearned performance share awards remain outstanding for the remainder of the performance period and at the end of the period the number of shares which are actually earned are pro-rated for the portion of the performance period during which the officer was employed and such pro-rated portion is paid to the retired executive.

Other Voluntary or Involuntary Terminations

For all other terminations of employment of an executive officer, either voluntary or involuntary, except to the extent this treatment is modified in an individual officer’s employment agreement or by action of the Compensation Committee, no additional vesting of equity awards occurs as a result of termination but (i) stock options that were currently exercisable prior to termination remain exercisable for a period of from three (in the case of stock options granted with an exercise price equal to fair market value on the date of grant) to six (in the case of stock options granted with an exercise price in excess of the fair market value on the date of grant) months following the date of termination and (ii) all unvested restricted shares and stock units, and unearned contingent stock performance awards, are forfeited.

Hasbro Severance Benefit Plan

The Company’s Severance Benefits Plan provides for a basic level of severance benefits and a more substantial level of benefits, subject to the individual signing a severance agreement acceptable to the Company. These benefits are provided if the executive is terminated by the Company without cause. The benefits shown for Mr. Hargreaves, Ms. Thomas, Mr. Billing and Mr. Frascotti in the preceding tables assume that each officer signs an acceptable severance agreement and is thereby eligible for the following benefits under the Company’s Severance Benefits Plan: (i) continuation of base salary for a period equal to the greater of 2 weeks for each complete year of service with the Company or one year, (ii) continuation of Health & Welfare benefits for the same period including medical, dental, vision and life insurance, with the Company sharing the cost at the same rate as a similarly situated active employee and (iii) participation in an outplacement program. The amount shown in the tables above assumes one year of participation for each of these executives other than Mr. Hargreaves, for which the amount reflects 60 weeks. However, benefits under the Company’s Severance Benefits Plan cease upon re-employment of an executive, provided that if the individual notifies the Company of the new employment, the Company will provide a lump sum equal to 50% of the remaining severance pay as of the date of new employment.

Employment Agreement with Mr. Goldner

In recognition of Mr. Goldner’s critical role in continuing the transformation of Hasbro into a global branded-play company and in executing Hasbro’s future business strategies, effective on October 4, 2012 the Company entered into an Amended and Restated Employment Agreement (the “Amended Employment Agreement”) with its President and Chief Executive Officer, Brian Goldner. The Amended Employment Agreement replaces the Amended and Restated Employment Agreement, dated March 26, 2010, and the Change in Control Employment Agreement, dated March 18, 2000, as amended (together referred to as the “Prior Agreements”) previously in place between Mr. Goldner and the Company. The terms of the Amended Employment Agreement are described beginning on page 51 of this proxy statement.

In addition to that description, set forth below is a description of the consequences under the Amended Employment Agreement of various terminations of employment.

Treatment Following Various Terminations of Employment

The Amended Employment Agreement provides for the following treatment upon various terminations of Mr. Goldner’s employment with the Company.

For Cause or Other than for Good Reason.    If Mr. Goldner’s employment is terminated by the Company for Cause, or if Mr. Goldner terminates his employment for other than Good Reason, Hasbro will pay Mr. Goldner the compensation and benefits otherwise payable to him through the last day of his actual employment with Hasbro. All stock options, restricted stock units and contingent stock performance awards granted to Mr. Goldner will be treated as provided in the relevant grant agreements and plans, which currently provide that such awards will terminate.

For Death or Disability.    If Mr. Goldner’s employment is terminated by death or because of Disability (as defined in the Amended Employment Agreement), Hasbro shall pay to Mr. Goldner’s estate or to Mr. Goldner, as the case may be, the compensation which would otherwise be payable up to the end of the month in which the termination of employment occurs, and Hasbro shall pay Mr. Goldner (or his estate, if applicable) an amount equal to the annual management incentive plan bonus that would have been otherwise payable for the fiscal year in which termination of employment occurs based on the actual performance of Hasbro for such year, multiplied by a fraction, the numerator of which is the number of days elapsed in the fiscal year of termination of employment through the date of such termination, and the denominator of which is 365 (the “Pro-Rata Bonus”). In the event of the termination of Mr. Goldner’s employment for death or Disability, and, if and only to the extent one or more of the stock price thresholds for the Special RSU Grant were satisfied prior to Mr. Goldner’s death or Disability, the service component for that award would be waived and the shares for which the thresholds were met would vest immediately, with any shares for which the stock price thresholds were not met being forfeited.

All other stock options, restricted stock units, and contingent stock performance awards granted to Mr. Goldner will vest on death or Disability in accordance with the relevant agreements and plans, provided that if any such award consists of unvested contingent stock performance awards (including as set forth above, the Retention Grant Performance Shares in the event of the termination of employment for Disability), Mr. Goldner would be entitled to the number of shares of common stock, if any, that would have been earned (had Mr. Goldner’s employment not ended) based on achievement of the applicable targets during the full relevant performance period.

Termination by Hasbro Without Cause of by Mr. Goldner for Good Reason.    If, prior to or more than two years following a “Change in Control” (as defined in the Amended Employment Agreement), Mr. Goldner’s employment is terminated at the election of Hasbro without Cause, or at the election of Mr. Goldner for Good Reason, Mr. Goldner would be entitled to:

•	a severance amount equal to two (2) times his target cash compensation (base salary plus annual bonus) for the fiscal year immediately prior to the year in which termination occurs;

•	the Pro-Rata Bonus;

•

continuation of his then–current level of life insurance and medical, dental and vision coverage, with Hasbro and Mr. Goldner sharing the cost on the same basis as it is shared on the last day of his employment, until the date Mr. Goldner commences new employment or two years from the effective date of termination, whichever is earlier;

•

acceleration of the vesting of, and lapse of restrictions on, all unexpired, unvested stock options and time-based restricted stock units, such that said stock options and restricted stock units become fully vested as of the termination of Mr. Goldner’s employment, except as otherwise provided in the Amended Employment Agreement for the Special RSU Grant or in the terms of any such awards. In addition, to the extent Mr. Goldner is the holder of any equity award, he shall be entitled to the number of shares of common stock, if any, that would have been earned (had his employment not ended) based on achievement of the applicable targets during the full relevant performance period for such award, pro-rated by multiplying that number of shares by a fraction, the numerator of which is the number of days from the start of the performance period to the effective date of termination of employment, and the denominator of which is the total number of days in the applicable performance period; and

•

provided one or more of the stock price thresholds for the Special RSU Grant have been satisfied prior to such termination of employment, a pro-rated portion of the Special RSU Grant will vest, calculated by multiplying the number of shares for which the stock price thresholds have been met by a fraction, the numerator of which is the number of days from October 4, 2012 to the effective date of Mr. Goldner’s termination of employment, and the denominator of which is the total number of days between October 4, 2012 and December 31, 2017. If one or more of the stock thresholds are not met in the Special RSU Grant as of the time of Mr. Goldner’s termination without Cause or resignation for Good Reason, such portions will not vest and will be forfeited.

If, within two years following a Change in Control, Mr. Goldner’s employment is terminated by Hasbro without Cause or by Mr. Goldner for Good Reason, Mr. Goldner shall be entitled to:

•

the sum of (1) his base salary through the date of termination to the extent not theretofore paid, (2) his annual bonus for the last fiscal year, to the extent not theretofore paid, (3) the product of (x) the “Highest Annual Bonus” (as defined in the Amended Employment Agreement), and (y) a fraction, the numerator of which is the number of days in the current fiscal year through his date of termination, and the denominator of which is 365, and (4) any compensation previously deferred by Mr. Goldner and any accrued vacation pay, in each case to the extent not theretofore paid;

•

a severance amount (the “Change in Control Severance”) equal to the product of (1) two and (2) the sum of (x) his Average Annual Salary (as defined in the Amended Employment Agreement) and (y) the greater of (A) the Highest Annual Bonus and (B) the Average Annual Bonus (as defined in the Amended Employment Agreement);

•

until such date that is three years following the Change in Control, or such longer period as any plan, program, practice or policy may provide, Hasbro will continue providing benefits to Mr. Goldner and/or his family at least equal to those which would have been provided to them if his employment had not been terminated in accordance with the most favorable plans, practices, programs or policies of Hasbro applicable generally to other peer executives and their families during the 90-day period immediately preceding the Change in Control or, if more favorable to Mr. Goldner and/or his family, as in effect generally at any time thereafter with respect to other peer executives of Hasbro and its affiliated companies and their families;

•

acceleration of vesting of, and lapse of restrictions on, all unexpired, unvested stock options and time-based restricted stock units, such that said stock options and restricted stock units become fully vested as of the termination of Mr. Goldner’s employment, except as otherwise provided in the Amended Employment Agreement for the Special RSU Grant or in the terms of such awards. In addition, to the extent Mr. Goldner is the holder of any performance award, he shall be entitled to the number of shares of common stock, if any, that would have been earned (had Mr. Goldner’s employment not ended) based on achievement of the applicable performance targets during the full relevant performance periods, pro-rated by multiplying that number of shares by a fraction, the numerator of which is the number of days from the start of the performance period to the effective date of his termination of employment, and the denominator of which is the total number of days in the applicable performance period; and

•

provided one or more of the stock price thresholds in the Special RSU Grant have been satisfied, any such shares for which the thresholds have been met will vest. If one or more of the stock thresholds are not met in the Special RSU Grant as of the time of Mr. Goldner’s termination without Cause or resignation for Good Reason, such portions will not vest and will be forfeited.

Change of Control Agreement with Mr. Hargreaves

David Hargreaves, the Company’s Executive Vice President, Chief Strategy Officer, is party to a change in control agreement with the Company, as amended (the “Change of Control Agreement”). The Change of Control Agreement comes into effect only upon a “Change of Control,” as defined therein, and continues for three years after such date (the “Employment Period”).

If, during the Employment Period, Mr. Hargreaves’ employment with the Company is involuntarily terminated other than for “Cause,” then he is entitled to his (a) average annual salary for the five years preceding the Change of Control (or such lesser number of actual years employed) plus (b) the greater of (x) the target bonus during the year of termination and (y) the average annual bonus for the five completed years preceding the Change of Control, in each case multiplied by three (or multiplied by two if the special bonus described in the following sentence has already been paid). In addition, if Mr. Hargreaves remains employed through the first anniversary of the Change in Control he will receive a special bonus equal to one year’s salary and bonus, computed using the five-year look back period described in the prior sentence.

If Mr. Hargreaves’ employment is involuntarily terminated other than for “Cause” during the Employment Period, he would also be entitled to an amount equal to the shortfall between the actuarial benefit payable to him under the Company’s retirement plans as a result of the early termination and the amount he would have received if he had continued in the employ of the Company for the remainder of the Employment Period. In addition, Mr. Hargreaves and his family would be entitled to the continuation of medical, welfare, life insurance, disability and other benefits for at least the remainder of the Employment Period. If Mr. Hargreaves is subject to the payment of excise tax under Section 4999 of the Code or any tax imposed by Section 409A of the Code, the Company will pay him an additional amount so as to place the executive in the same after-tax position such executive would have been in had such taxes not applied.

In addition, the Change of Control Agreement permits Mr. Hargreaves to terminate his employment for “Good Reason” at any time or for any reason during a 30-day period immediately following the first anniversary of the Change of Control and receive the above-described severance benefits. “Good Reason” includes diminution of the executive’s responsibilities or compensation, relocation or purported termination otherwise than as expressly permitted by the Change of Control Agreements. Under certain circumstances, certain payments by the Company pursuant to the Change of Control Agreements may not be deductible for federal income tax purposes pursuant to Section 280G of the Code.

A “Change of Control” is defined as the occurrence of certain events, including acquisition by a third party of 20% or more of the Company’s outstanding voting securities, a change in the majority of the Board, consummation of a reorganization, merger, consolidation, substantial asset sale involving, or shareholder approval of a liquidation or dissolution of, the Company subject, in each case, to certain exceptions. “Cause” is defined, for purposes of the Agreements, as demonstrably willful or deliberate violations of the executive’s responsibilities which are committed in bad faith or without reasonable belief that such violations are in the best interests of the Company, which are unremedied after notice, or conviction of the executive of a felony involving moral turpitude.

Change in Control Severance Plan for Designated Senior Executives

In 2011 the Company adopted the Hasbro, Inc. Change in Control Severance Plan for Designated Senior Executives (the “Plan”). Participants in the Plan include Ms. Thomas, Mr. Billing and Mr. Frascotti. Under the Plan, if a Change in Control (as defined in the Plan) occurs and the covered executive’s employment is terminated by the Company without Cause (as defined in the Plan) or the covered executive resigns from the Company with Good Reason (as defined in the Plan) in the 24 month period following the Change in Control, the covered executive will be entitled to the following payments and benefits: (A) two times (i) the sum of the covered executive’s annual base salary in effect on the date of termination (or, if higher, immediately preceding the Change in Control) and (ii) the percentage of earned salary which constitutes the target bonus for the covered executive assuming target Company performance under the annual incentive plan in place at the time of termination, and (B) payment by the Company of the employer and employee premiums for continued health coverage for the covered executive and his/her covered dependents for the shorter of 12 months following cessation of employment and the period for which the individuals are eligible for and elect such coverage.

The annual base salary and target bonus payouts will be reduced by an amount equal to the total of severance payments to which the covered executive is entitled to receive or will receive under any other severance plan, policy or individual agreement applicable to the covered executive’s employment termination. The severance payments and benefits above are subject to the covered executive complying with a non-competition covenant, which is effective while the covered executive is employed by the Company and for a period of 18 months after the covered executive’s employment ends, regardless of the reason for the termination of employment. The Plan does not provide for any tax gross-ups and does not provide benefits to the executive unless their employment with the Company is terminated.

Retirement Agreement With David Hargreaves

Mr. Hargreaves is entitled to a defined benefit from a Retirement Agreement that replaces the benefits previously accrued under the Expatriate Plan and considers all of his services with Hasbro, including periods in the U.K. The single straight-life annuity benefit under the Retirement Agreement is determined as follows: (I) (A) 1% of five-year average compensation multiplied by (B) years of benefit service (for this purpose Mr. Hargreaves is continuing to accrue years of benefit service), with such benefits then being reduced by (II) the benefits payable from the (i) former U.K. Plan sponsored by Hasbro (which benefits are now being provided by Legal and General as a result of the buyout of deferred pensioners), (ii) Pension Plan and (iii) Supplemental Plan (pension benefits). Due to Mr. Hargreaves age and service, benefits under this plan are payable on an unreduced basis.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee of the Board as of the 2012 fiscal year end were John M. Connors, Jr. (Chair), Basil L. Anderson, Frank J. Biondi, Jr., Kenneth A. Bronfin and Edward M. Philip. None of the members of the Compensation Committee during fiscal 2012 had at any time been an officer or employee of the Company or of any of its subsidiaries. No executive officer of the Company served as a member of the compensation committee or board of directors of any other entity which had an executive officer serving as a member of the Company’s Board or Compensation Committee during fiscal 2012.

SHAREHOLDER ADVISORY VOTE ON COMPENSATION FOR NAMED EXECUTIVE OFFICERS

(Proposal No. 2)

Pursuant to Section 14A of the Exchange Act, we are seeking shareholder approval for the compensation of our Named Executive Officers, as such compensation is disclosed in this proxy statement under the headings “Compensation Discussion and Analysis” and “Executive Compensation”. This vote is advisory and is not binding on the Company. Shareholders are being asked to vote on the following advisory resolution:

RESOLVED, that the shareholders of Hasbro, Inc. approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as such compensation is disclosed pursuant to the rules of the Securities and Exchange Commission in this proxy statement under the headings “Compensation Discussion and Analysis” and “Executive Compensation”.

As we discussed under the section of this proxy statement entitled “Compensation Discussion and Analysis”, we have designed our compensation programs for our Named Executive Officers in the way we believe enables the Company to attract and retain top executive talent, maximizes the performance of those executives in furthering the objectives of the Company, aligns our realized executive compensation with the Company’s performance in meeting its financial and strategic objectives and with the delivery of total shareholder return, and promotes the creation of long-term shareholder value, all while containing the cost of the executive compensation program to a level the Compensation Committee believes is reasonable and appropriate. To further these objectives, the vast majority of the compensation opportunity for our Named Executive Officers is tied to achievement of Company performance targets which are based upon our Board approved operating and strategic plans and/or to increases in the value of our stock. We design our executive compensation program in the way we believe best promotes the interests of you, our shareholders.

Shareholders are urged to carefully review the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this proxy statement.

At our 2011 Annual Meeting we recommended to our shareholders that we have an annual advisory vote on the compensation of our Named Executive Officers. The recommendation of having this vote annually was overwhelmingly supported by our shareholders. In keeping with the expressed interests of our shareholders, we plan to submit annual advisory votes to our shareholders in the future on the compensation of our Named Executive Officers.

Approval

Although the vote is non-binding, the Board of Directors and Compensation Committee of the Company will carefully consider the results of this vote in connection with their ongoing evaluation, and establishment, of the Company’s compensation arrangements and programs for the Company’s Named Executive Officers.

At our 2012 Annual Meeting the shareholders of the Company approved our compensation programs for our Named Executive Officers by a vast majority, with 93.5% of the shares which voted on the proposal having voted in favor of its approval.

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Meeting on this shareholder advisory vote is required for approval of the resolution. Abstentions are considered shares entitled to vote on the proposal and as such abstentions are the equivalent of a vote against the proposal. In contrast, broker non-votes are not counted as present and entitled to vote on the proposal for purposes of determining if the proposal receives an affirmative vote of a majority of the shares present and entitled to vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ADVISORY APPROVAL OF THE COMPANY’S COMPENSATION FOR ITS NAMED EXECUTIVE OFFICERS.

COMPENSATION OF DIRECTORS

The following table sets forth information concerning compensation of the Company’s directors for fiscal 2012. Mr. Goldner, the Company’s current President and Chief Executive Officer, served on the Board during fiscal 2012. However, Mr. Goldner did not receive any compensation for his Board service in fiscal 2012 beyond his compensation as Chief Executive Officer.

Name	Fees Earned or Paid in Cash(a)	Stock Awards (b)(c)	Option Awards (b)(c)	Change in Pension Value and Non-qualified Deferred Compensation Earnings (d)	All Other Compensation (e)	Total
Basil L. Anderson	$112,343	$129,967	$0	N/A	$80,496	$322,806
Alan R. Batkin	$1,762	$253,753	$0	$90,591	$146,099	$492,205
Frank J. Biondi, Jr.	$107,533	$129,967	$0	N/A	$57,864	$295,364
Kenneth A. Bronfin	$133,007	$129,967	$0	N/A	$33,538	$296,512
John M. Connors, Jr.	$0	$270,253	$0	N/A	$100,810	$371,063
Michael W.O. Garrett	$0	$253,753	$0	N/A	$74,095	$327,848
Lisa Gersh	$0	$250,316	$0	N/A	$24,889	$275,205
Jack M. Greenberg	$112,533	$129,967	$0	N/A	$48,935	$291,435
Alan G. Hassenfeld	$122,395	$129,967	$0	N/A	$23,521	$275,883
Tracy A. Leinbach	$157,533	$129,967	$0	N/A	$13,215	$300,715
Edward M. Philip	$0	$248,253	$0	N/A	$113,086	$361,339
Alfred J. Verrecchia	$160,033	$129,967	$0	N/A	$27,494	$317,494

(a)	Includes amounts which are deferred by directors into the interest account under the Deferred Compensation Plan for Non-Employee Directors, as well as interest earned by directors on existing balances in the interest account. Does not include the amount of cash retainer payments deferred by the director into the stock unit account under the Deferred Compensation Plan for Non-Employee Directors, which amounts are reflected in the Stock Awards column.

(b)	Please see note 13 to the financial statements included in the Company’s Annual Report on Form 10-K, for the year ended December 30, 2012, for a detailed discussion of the assumptions used in valuing stock and option awards.

In addition to reflecting the grant date fair value for stock awards made to the directors (this expense for the director stock award in 2012 was approximately $130,000 per director), the stock awards column also includes, to the extent applicable, the (i) amount of cash retainer payments deferred by the director into the stock unit account under the Deferred Compensation Plan for Non-Employee Directors and (ii) a 10% matching contribution which the Company makes to a director’s account under the Deferred Compensation Plan for Non-Employee Directors (the “Deferred Plan”) on all amounts deferred by such director into the Company’s stock unit account under the Deferred Plan.

No options were granted to any of the non-employee directors in 2012.

(c)	The non-employee directors held the following outstanding stock and option awards as of December 30, 2012.

Name	Outstanding Option Awards	Outstanding Stock Awards
Basil L. Anderson	6,000	24,576
Alan R. Batkin	0	24,576
Frank J. Biondi, Jr.	18,000	24,576
Kenneth A. Bronfin	0	17,032
Jack M. Connors, Jr.	18,000	24,576
Michael W.O. Garrett	0	20,916
Lisa Gersh	0	9,302
Jack M. Greenberg	6,000	15,196
Alan G. Hassenfeld	100,000	14,149
Tracy A. Leinbach	0	7,595
Edward M. Philip	18,000	24,576
Alfred J. Verrecchia	1,062,491	13,999

The outstanding stock awards consist of the non-employee director stock grants made in May of 2006 (4,769 shares), May of 2007 (2,775 shares), May of 2008 (3,033 shares), May of 2009 (4,619 shares) May of 2010 (2,994 shares), May of 2011 (2,726 shares) and May of 2012 (3,660 shares) to the extent that the director elected to defer the receipt of any such shares until his or her retirement from the Board. To the extent a director did not defer the stock award, it is not included in the table in this footnote. Each director was given the option, prior to the beginning of the year of grant, to receive the shares subject to the upcoming annual grant either at the time of grant, or to defer receipt of the shares until he or she retires from the Board. Mr. Verrecchia’s and Mr. Hassenfeld’s outstanding option awards include options granted to them while they were an officer and an employee of the Company.

(d)	The amounts reflected in this column consist entirely of the change in pension present value during fiscal 2012 for Mr. Batkin and are driven by a reduction in the discount rate used for computing benefits from 4.25 to 3.14%. The actual pension benefits to be provided to Mr. Batkin were not increased in 2012. As is discussed in more detail in the following pages, in 2003 the Company eliminated its director pension plan on a going-forward basis, such that directors joining the board after that time would not be eligible to participate in the pension plan. However, directors serving on the Board at the time that the pension plan was eliminated were given the ability to (i) either continue to accrue benefits under the director pension plan or instead to elect, effective as of specified dates ranging from May 1, 2003 through May 1, 2006, to start receiving stock options under the 2003 Stock Option Plan for Non-Employee Directors (the “2003 Director Option Plan”) and (ii) to the extent that a director opted into participation in the 2003 Director Option Plan, to have their accumulated benefits under the pension plan converted into stock units under the Deferred Compensation Plan for Non-employee directors (the “Deferred Plan”). All of the Company’s other current directors who were directors at the time of this transition opted into the 2003 Director Option Plan in 2003 and elected to convert their balance in the director pension plan into deferred stock units under the Deferred Plan. As such, other than Mr. Batkin, no current directors will receive any pension benefits and none of these directors accrued any such benefits during 2012.

This column does not include interest earned on balances held in directors’ interest accounts under the Deferred Plan. Such interest accrues based on the five-year treasury bill rate.

(e)	Comprises (i) deemed dividends which are paid on outstanding balances in stock unit accounts under the Deferred Plan and (ii) deemed dividends paid on annual stock awards which have been deferred. Balances deferred by directors into the stock unit account track the performance of the Company’s common stock. Also includes the Company’s matching charitable contribution of up to $5,000 per director per fiscal year. An aggregate of $35,000 was paid by the Company in fiscal 2012 in director matching contributions.

Current Director Compensation Arrangements

All members of the Board who are not otherwise employed by the Company (“non-employee directors”) received a base retainer of $85,000 per year for their Board service in fiscal 2012. The Chair of the Audit Committee received an additional retainer of $40,000 for her service as Chair of this committee in fiscal 2012. The Chairs of the Compensation Committee and the Finance Committee received an additional retainer of $35,000 and $30,000, respectively, for service as Chair of their respective committee in fiscal 2012. The Chair of the Nominating, Governance and Social Responsibility Committee received an additional retainer of $20,000 for his service as Chair of such committee in fiscal 2012. The Chairman of the Board received an additional retainer of $75,000 per year for his service as Chairman, and the Company’s Presiding Director receives an additional retainer of $25,000 per year for serving in that role. Non-employee directors also received an annual committee membership retainer if they are not chair of the applicable committee of $20,000 for serving on the Audit Committee, $15,000 for serving on the Compensation Committee, and $7,500 for serving on either of the Finance Committee and/or the Nominating, Governance and Social Responsibility Committee. No meeting fees were paid for attendance at meetings of the full Board or committees.

Beginning in 2006, the Company shifted to stock awards, instead of stock options, to provide equity compensation to its non-employee directors. As part of the implementation of this policy, the Company terminated the 2003 Stock Option Plan for Non-Employee Directors (which is described below) effective as of December 31, 2005. Under its new program, the Company anticipates issuing to each non-employee director, in May of every year, that number of shares of Common Stock which have a set fair market value (based on the fair market value of the Common Stock on the date of grant). In fiscal 2012, the director stock grants had grant date fair market values of $130,000. These shares are immediately vested, but the Board has adopted stock ownership guidelines which mandate that Board members may not sell any shares of the Company’s Common Stock which they hold, including shares which are obtained as part of this yearly stock grant, until they own shares of Common Stock with an aggregate market value equal to at least $425,000 (which is equivalent to five times the annual Board retainer). Board members are permitted to sell shares of Common Stock they hold with a value in excess of $425,000, as long as they continue to hold at least $425,000 worth of Common Stock.

Pursuant to the Deferred Compensation Plan for non-employee directors (the “Deferred Plan”), which is unfunded, non-employee directors may defer some or all of the annual Board retainer and meeting fees into a stock unit account, the value of each unit initially being equal to the fair market value of one share of Common Stock as of the end of the quarter in which the compensation being deferred would otherwise be payable. Stock units increase or decrease in value based on the fair market value of the Common Stock. In addition, an amount equal to the dividends paid on an equivalent number of shares of Common Stock is credited to each non-employee director’s stock unit account as of the end of the quarter in which the dividend was paid. Non-employee directors may also defer any portion of their retainer and/or meeting fees into an interest account under the Deferred Plan, which bears interest at the five-year treasury rate.

The Company makes a deemed matching contribution to a director’s stock unit account under the Deferred Plan equal to 10% of the amount deferred by the director into the stock unit account, with one-half of such Company contribution vesting on December 31st of the calendar year in which the deferred compensation otherwise would have been paid and one-half on the next December 31st, provided that the participant remains a director on such vesting date. Unvested Company contributions will automatically vest on death, total disability or retirement by the director at or after age seventy-two. Compensation deferred under the Deferred Plan, whether in the stock unit account or the interest account, will be paid out in cash after termination of service as a director. Directors may elect that compensation so deferred be paid out in a lump sum or in up to ten annual installments, commencing either in the quarter following, or in the January following, the quarter in which service as a director terminates.

The Company also offers a matching gift program for its Board members pursuant to which the Company will match charitable contributions, up to a maximum yearly Company match of $5,000, made by Board members to qualifying non-profit organizations and academic institutions.

Chairmanship Agreement with Alan G. Hassenfeld

Effective on August 30, 2005 the Company entered into a Chairmanship Agreement, which agreement was subsequently amended effective May 22, 2008 and October 2009 (as amended, the “Chairmanship Agreement”) with Alan G. Hassenfeld.

Pursuant to the Chairmanship Agreement, Mr. Hassenfeld serves as a non-employee member of the Board and as Chairman of the Executive Committee of the Board for an initial two-year term ended May 2010. Thereafter, Mr. Hassenfeld’s Chairmanship Agreement automatically renews for additional one-year periods unless he or the Board provide notice of the intent not to renew by December 31st of the year prior to the end of the then current term. Mr. Hassenfeld’s continued service as the non-employee Chairman of the Executive Committee will be contingent upon his annual reelection to the Board by the Company’s shareholders.

Under the Chairmanship Agreement, Mr. Hassenfeld received a retainer for the twelve-month period ending in May of 2010 of $300,000. Beginning in June of 2010, the annual cash stipend was adjusted to an amount computed pursuant to the following formula: $300,000 minus the current director cash retainer ($85,000 as of the date of this proxy statement), multiplied by 2/3. That amount is paid in addition to the amount of the current director cash retainer in equal monthly installments. Beginning in June of 2011, the cash stipend was further adjusted to an amount computed as follows: $300,000 minus the current director cash retainer, multiplied by 1/3, plus the current director retainer, with the total amount again paid in equal monthly installments. Beginning in June of 2012, the cash stipend was further adjusted so that it is equal to, and paid in the same manner as, the cash retainer paid to other directors of the Company.

Mr. Hassenfeld is eligible to receive Board fees, equity grants and such other benefits as may be provided from time to time to the other non-employee members of the Company’s Board.

Until October 2013, the Company (a) bears the reasonable cost of salary and benefits for one secretary for Mr. Hassenfeld; (b) reimburses Mr. Hassenfeld on a quarterly basis for the cost of mutually-acceptable office space for Mr. Hassenfeld and his support staff in Providence, Rhode Island (the “Providence office space”); and (c) pays $6,250 per calendar quarter towards office expenses incurred in connection with the operation of the Providence office space. Such payments are contingent upon Mr. Hassenfeld remaining as a director of the Company. The Company also paid a set amount per calendar quarter towards expenses incurred by Mr. Hassenfeld in connection with his activities as a director of Hasbro, his co-chairmanship of the ICTI “CARE” process, and as a public ambassador for the toy industry (including, without limitation, travel expenses and dues for membership in such organizations as the World Economic Forum). This payment was phased out entirely after the second quarter of 2012.

By virtue of his ongoing service as a member of the Board, Mr. Hassenfeld’s outstanding stock options will remain vested, in accordance with their terms, during the time that Mr. Hassenfeld serves as a non-employee director.

In the event that Mr. Hassenfeld’s service as a non-employee Chairman of the Executive Committee of the Board ends due to his resignation, death, disability, or failure to be re-elected to the Board by the Company’s shareholders, or in the event that the Company terminates Mr. Hassenfeld’s service for Cause (as defined in the Chairmanship Agreement), Mr. Hassenfeld’s compensation as a non-employee Chairman of the Executive Committee, including the Chairmanship Retainer and any additional compensation provided to non-employee directors, would cease immediately. If Mr. Hassenfeld’s service is terminated by Hasbro without Cause during the Chairmanship Period, Mr. Hassenfeld would be entitled to receive the Chairmanship Retainer payable for the remaining time of the Chairmanship Period. In the case of termination resulting from disability, failure to be reelected, or without Cause by Hasbro, Mr. Hassenfeld would continue to receive his retirement benefits described above as well.

The Chairmanship Agreement contains certain post-Chairmanship restrictions on Mr. Hassenfeld, including a two-year non-competition agreement and provisions protecting Hasbro’s confidential information.

Former Director Compensation Arrangements In Which Certain Directors Participate or Under Which Directors Previously Received Awards

Under the Hasbro, Inc. Retirement Plan for Directors (the “Retirement Plan”), which is unfunded, each non-employee director who was serving on the Board prior to May 13, 2003 (and who was not otherwise eligible for benefits under the Company’s Pension Plan), has attained the age of sixty-five and completed five years of service on the Board was entitled to receive, beginning at age seventy-two, an annual benefit equal to the annual retainer payable to directors during the year in which the director retires (which does not include the fees paid to directors for attendance at meetings). If a director retires on or after the director’s seventy-second birthday, the annual benefit continues for the life of the director. If a director retires between the ages of sixty-five and seventy-two, the number of annual payments will not exceed the retired director’s years of service. Upon a Change of Control, as defined in the Retirement Plan, participating directors and retired directors are entitled to lump-sum payments equal to the present value of their benefits under the Retirement Plan.

Directors appointed to the Board on or after May 14, 2003, the date that the Company’s shareholders approved the Company’s former 2003 Stock Option Plan for Non-Employee Directors (the “2003 Director Plan”) were not eligible to participate in the Retirement Plan, and automatically participated in the 2003 Director Plan prior to its termination on December 31, 2005. The benefits of the 2003 Director Plan replaced the benefits of both the Retirement Plan and the Company’s previous 1994 Stock Option Plan for Non-Employee Directors (the “1994 Director Plan”). Non-employee directors who were serving on the Board prior to May 13, 2003, and thus were participating in the Retirement Plan, and who were not scheduled to retire at the end of their current term in office as of the time of approval by shareholders of the 2003 Director Plan, were given the opportunity to elect to participate in the 2003 Director Plan effective on either May 14, 2003, May 1, 2004, May 1, 2005 or May 1, 2006. Directors who were serving on the Board prior to May 13, 2003 and who did not elect to participate in 2003 Director Plan on one of these dates continued to participate in the Retirement Plan in accordance with its terms. Directors serving as of May 13, 2003 who elected to participate in the 2003 Director Plan stopped accruing further years of service under the Retirement Plan and did not have their benefits under the Retirement Plan adjusted for changes in the annual retainer following the effective date of their participation in the 2003 Director Plan.

The Company’s 2003 Director Plan, which was approved by the Company’s shareholders at the 2003 Annual Meeting of Shareholders (the “2003 Meeting”), replaced the benefits of the Retirement Plan and the 1994 Director Plan. The 2003 Director Plan was cancelled effective December 31, 2005 and no further grants are being made under the 2003 Director Plan, provided, however, that options previously granted under the 2003 Director Plan continue in effect in accordance with their terms.

PROPOSAL TO APPROVE AMENDMENTS TO THE RESTATED 2003 STOCK INCENTIVE PERFORMANCE PLAN

(Proposal No. 3)

On February 6, 2013, the Company’s Board adopted, subject to shareholder approval, the Third Amendment (the “Third Amendment”) to the Company’s Restated 2003 Stock Incentive Performance Plan (the “2003 Plan”). A copy of the Third Amendment is attached to this proxy statement as Appendix C. The Board further directed that the Third Amendment be submitted to the shareholders of the Company for their consideration and the Board recommends that shareholders approve the Third Amendment. The Third Amendment effects amendments (collectively the “Amendments”) to the 2003 Plan which are described below. Approval by the shareholders of this Third Amendment shall also constitute reapproval of the 2003 Plan, and the Performance Criteria, all as amended by the Third Amendment, for purposes of Rule 162(m).

Approval of the Amendments is necessary to allow the Company to have the ability to make equity awards to its officers and employees beyond December 31, 2013, the date upon which the 2003 Plan is currently scheduled to expire. If the Amendments are not approved, the Company will not have any plan in place providing for equity grants to officers or employees after December 31, 2013. As such, the Board believes that it is critical that the shareholders approve the Third Amendment, so that the Company will continue to have the ability to grant awards under the 2003 Plan to attract and retain key officers and employees, and to utilize awards under the 2003 Plan to provide variable performance-based compensation that aligns the interests of shareholders and grant recipients.

The Amendments make the following changes to the 2003 Plan:

•	Extend the Term. The Amendments extend the term of the 2003 Plan to December 31, 2017, from the currently scheduled expiration date of December 31, 2013.

•

Add Authorized Shares.    The Amendments increase the maximum number of total shares of stock that may be delivered pursuant to all awards under the 2003 Plan over its lifetime by 4,300,000 shares. With the addition of these 4,300,000 shares, and based upon the Company’s equity grants made as of March 22, 2013, the Company would have approximately 6,306,418 total shares available for future awards after approval of the Amendments (assuming that outstanding contingent stock performance awards are earned at their target level), which constitutes approximately 4.9% of the Company’s outstanding stock as of March 22, 2013. Of the 6,306,418 shares available for future grant, only 4,846,225 could be delivered pursuant to awards other than stock options or stock appreciation rights (SARs) under the limit on Full-Value Awards as amended by the Amendments.

•

Implement a Double Trigger for Acceleration Following a Change in Control.    Approval of the Amendments by shareholders will provide that all awards granted after the date of approval of the Amendments by shareholders will be subject to a double trigger change in control provision. This means that rather than vesting automatically upon a change in control, such awards will only vest following a change in control if the recipient’s employment with the Company terminates under specified circumstances. Approval of the Amendments by shareholders will also subject awards which have already been granted in 2013 prior to the date of approval to a double trigger provision, including the grants made in 2013 to Mr. Goldner and the other Named Executive Officers. If the Amendments are not approved, these 2013 awards which have already been granted will be subject to the single trigger which is currently provided in the 2003 Plan.

•

Increase the Per Person Per Year Award Limit to Provide Flexibility.    The Amendments increase the permitted per person per year limits on share awards (other than options or SARs) to 1,000,000 to the extent (i) paid in shares or (ii) denominated in shares but paid in cash. The intent of this amendment is to provide greater flexibility to the Compensation Committee in making share awards, such that if and when the Compensation Committee considers it necessary to use a more significant share award as part of the appropriate overall compensation package for an executive, it would have the ability to do so.

•

Prohibit Cash Substitution for Underwater Options.    The Amendments prohibit, without shareholder approval, the substitution of cash for outstanding options or SARs with an exercise price less than the then fair market value of the shares.

•

No Repricing Stock Options or SARs.    The Amendments clarify that the 2003 Plan prohibits, without shareholder approval, the repricing of stock options or SARs or the substitution of new awards for options or SARs which have exercise prices above the then fair market value of the stock.

•

Add Flexibility in using relative TSR Performance Criteria. The Amendments add, as permissible Performance Criteria that can be used for performance awards under the 2003 Plan, total shareholder return on Common Stock relative to any index of companies or groups of companies, or one or more specific companies, all as selected by the Compensation Committee. This amendment is designed to broaden the ability of the Compensation Committee to grant performance awards with performance metrics tied to relative total shareholder return.

•

Narrow the Definition of Change in Control.    The Amendments narrow, in the manner described in the subsection “Purpose of the Amendments” below, the definition of “Change in Control” for awards granted after approval of the Amendments.

Equity incentives are critical to attract and retain key officers and employees and without an equity plan allowing for equity incentive grants, the Company will be at a significant disadvantage in attracting and retaining qualified employees. As of March 22, 2013, there were approximately 385 officers, employees and directors holding equity awards under the 2003 Plan. Without approval of the Amendments, the Company will not have any equity plan in place providing for equity grants beyond 2013. The Board unanimously recommends that the shareholders approve the Amendments to the 2003 Plan because it believes that providing equity incentives and a proprietary interest in the growth and performance of the Company to key personnel, will advance the interests of the Company, by further aligning the interests of award recipients with those of shareholders, and by tying the realization of key compensation elements for individuals who contribute significantly to the Company’s performance with the performance of the Company and increases in the value of the Company’s stock.

The Company has designed the 2003 Plan, inclusive of the Amendments, to include a number of provisions that the Company believes promote best practices and reinforce the alignment between compensation payable to or realizable by participating officers, other key employees and directors, and shareholders’ interests. These provisions include, but are not limited to, the following:

•	No Evergreen Provision. There is no “evergreen” feature pursuant to which the shares authorized for issuance under the 2003 Plan can be automatically replenished.

•	No Automatic Grants. The 2003 Plan does not provide for “reload” or automatic grants to participants and all grants must be approved by the Compensation Committee.

•

Double Trigger Acceleration Following a Change in Control.    The Amendments provide for a double trigger change in control provision for awards granted after approval of the Amendments, such that awards will only automatically forward vest if there is (i) a change in control, as defined under the 2003 Plan and (2) the award holder’s employment is terminated by the Company without Cause, or by the employee for Good Reason (each as defined under the Amendments) within twenty-four (24) months following the change in control. Approval of the Amendments will subject all awards already granted in 2013, inclusive of the 2013 awards already made to Mr. Goldner and the other Named Executive Officers, to the double trigger change in control provisions as well.

•

No Liberal Share Recycling.    Shares tendered in payment of an award’s exercise price, shares withheld to pay taxes, and shares purchased by the Company using proceeds from awards will not increase the total number of remaining shares authorized to be delivered pursuant to awards under the 2003 Plan, and the gross number of shares covered by SARs count against the shares remaining available for grant under the 2003 Plan.

•

Minimum Vesting Requirements.    Stock options, SARs, restricted stock and restricted stock units granted under the 2003 Plan cannot fully vest over a period of less than three years, and performance awards must have a minimum performance period of at least one year, all subject to limited exceptions for awards made in connection with the recruitment of new employees or directors.

•

No Dividends on Unearned or Unvested Awards.    The 2003 Plan prohibits the payment or accrual of dividends on (i) outstanding options or SARs or (ii) other awards subject to performance criteria or time vesting criteria that have not yet been met.

•	No Tax Gross-Ups. The 2003 Plan does not provide for any tax gross-ups.

•

No Repricing Stock Options or SARs, or Substituting Cash, without Shareholder Approval.    The 2003 Plan does not allow for the repricing of stock options or SARs, or substitution of cash for underwater options or SARs, without shareholder approval.

•

Stock Options and SARs cannot be Granted at Less Than Fair Market Value.    The 2003 Plan prohibits granting stock options at an exercise price less than fair market value or granting SARs with a strike price less than the fair market value on the date of grant.

•	Annual Award Limits. The 2003 Plan sets limits on awards that can be made to any individual in any calendar year.

•

Full-Value Award Limitations.    No more than 4,846,225 of the total shares authorized and remaining available for issuance under the 2003 Plan, based on the awards outstanding as of March 22, 2013, and inclusive of the additional shares provided by the Amendments, may be used for Full-Value Awards (Full-Value Awards being defined as equity awards other than stock options or SARs).

•	Term Limits. No award under the 2003 Plan can be outstanding for more than ten years.

Key Data

The following table provides information regarding the Company’s unadjusted annual burn rate for the past five years. All equity award grants during this period have been made under the 2003 Plan. This table shows a significant trend downward in the Company’s burn rate over the last five years.

Fiscal Year	Shares Subject to Options Granted	Shares Subject to Full-Value Awards Granted(a)	Full-Value Shares Actually Earned(b)	Weighted Average Common Shares Outstanding	Burn Rate
2012	1,730,221	132,504	0	130,145,538	1.43%
2011	1,079,889	129,057	477,079	133,822,771	1.26%
2010	2,420,181	173,950	620,800	139,078,861	2.31%
2009	2,955,320	60,047	579,952	139,487,000	2.58%
2008	3,177,569	96,126	769,615	140,877,000	2.87%

(a)	Includes restricted stock units or other restricted stock awards with a time-based vesting component which are granted in that year, and shares that are vested upon grant. Does not include share awards subject to future performance criteria.

(b)	Includes contingent stock performance awards or other awards subject to performance criteria earned for the three-year performance period ending in December of that year (so for example, the 2012 figure would include any contingent stock performance awards earned for the three-year performance period ending December 2012).

The Company’s average unadjusted burn rate for the prior three years, as derived from the table above, was 1.67%. The Company’s average adjusted burn rate for the prior three years was 2.23%, which is well below the ISS burn rate industry threshold for companies in GICS 2520 (Consumer Durables & Apparel) of 4.83% for 2013. The adjusted burn rate is computed by counting all Full-Value Share Awards as 2.5 shares for every one share subject to the award.

On March 22, 2013, the Compensation Committee of the Board of Directors approved the Company’s annual equity grants to employees and officers for 2013, all of which will be effective on April 24, 2013, the day that is two business days after the Company’s next earnings release date. The 2013 annual awards include contingent stock performance awards, stock options and restricted stock units. The Compensation Committee also made discretionary restricted stock unit awards to certain mid-level employees of the Company in February 2013 to provide these employees with an equity incentive that could be realized based upon their continued service to the Company. All of these awards have been deducted in computing shares available for future grant as of March 22, 2013.

The following table provides information regarding outstanding Full-Value equity awards and shares available for future issuance under the 2003 Plan (without taking into account the Amendments) as of March 22, 2013. As such, the number of shares subject to the grants approved on or before March 22, 2012 has been deducted from shares available for future grant as of March 22, 2013:

2003 Plan
Total shares subject to outstanding contingent stock performance awards (reflecting such awards at their target numbers)	1,340,338
Total shares subject to outstanding restricted stock units which are not vested	1,184,346
Total shares available for future awards (all of which are available for use as Full-Value Awards)	2,006,418

The following table provides information regarding outstanding option awards (without taking into account the Amendments) as of March 22, 2013. The total shares underlying outstanding options reflects option grants approved by the Compensation Committee on March 22, 2013. However, the weighted average exercise price and the weighted average remaining life of outstanding options do not reflect option grants approved on March 22, 2013 because these options are awarded effective as of April 24, 2013 and the exercise price of those option awards will be equal to the fair market value of the Company’s Common Stock calculated on April 24, 2013:

2003 Plan
Total shares underlying outstanding options	9,140,326
Weighted average exercise price of outstanding options	$31.99
Weighted average remaining contractual life of outstanding options	3.5 years

Immediately following approval of the Amendments, the total shares authorized for future issuance under the 2003 Plan, including shares subject to currently outstanding awards under the 2003 Plan, added together with all shares of Common Stock subject to outstanding awards under the Company’s previous equity incentive plans, will only be approximately 12.9% of the Company’s diluted outstanding number of shares on March 22, 2013 (computed by adding the number of outstanding shares of Common Stock on such date to the number of shares then issuable pursuant to all of the Company’s prior and current equity compensation plans).

Purpose of the Amendments

The 2003 Plan is designed to advance the interests of the Company and to increase shareholder value by providing key personnel of the Company, or its affiliates, with a proprietary interest in the growth and performance of the Company, to provide incentives for such individuals to join the company and to continue their service with the Company or its affiliates and to allow for the grant of equity and other performance-based awards that reward participants for achievement of the Company’s objectives and for increases in the value of the Company’s stock. Equity awards under the 2003 Plan are a key source of variable compensation and are critical to the retention of officers, other key employees and directors.

The Board believes that having the ability to provide officers, other selected employees and directors of the Company with equity awards is critical if the Company is to continue to attract and retain qualified individuals who can make significant contributions to the performance of the Company, and that such awards help align the interests of those individuals with the interests of the shareholders of the Company in increasing the value of the Common Stock and improving the Company’s performance.

If the Amendments are approved:

•	The term of the 2003 Plan will be extended through December 31, 2017; and

•

An additional 4,300,000 shares will be available for grant, for a total of approximately 6,306,418 shares available for grant (assuming that outstanding contingent stock performance awards are earned at their target level). This constitutes only 4.9% of the Company’s shares outstanding as of March 22, 2013 and would provide for approximately three years of grants under the 2003 Plan based upon historical grant practices.

The 2003 Plan, before approval of the Amendments, is only effective through December 31, 2013. As such, if the Amendments are not approved, the Company will not be able to make awards under the 2003 Plan after 2013. The 2003 Plan is the only plan the Company has in place which provides for the grant of equity awards to employees and directors.

Increasing the per person, per year award limits under the Plan is crucial as the Compensation Committee and the Board recognize the competitive conditions for top talent, and the need to retain those individuals who can make the most significant contributions to the Company’s future performance. Additional flexibility in the per person, per year award limits, is needed to allow for the types of grants and grant levels that may be required from time to time to properly compensate certain key individuals at the Company.

To enable the Company to continue to provide equity compensation to its officers, other key employees and directors the Company is requesting that the shareholders approve the Amendments extending the term of the plan through December 31, 2017, adding shares to the total authorized shares under the 2003 Plan and increasing the number of shares which may be granted subject to Full-Value Awards under the 2003 Plan. The Board believes that these changes are critical to allow the Company to continue to attract and retain qualified individuals who can contribute to the Company’s performance, including to retain talented executives at the senior most levels of the Company.

Beginning in December of 2012 the Company reached out to its 25 largest shareholders and offered to discuss its compensation plans, including the 2003 Plan, with them individually. As a result of this outreach, the Company had discussions with approximately 15 major shareholders. Among other things these discussions reaffirmed the Company’s existing intent to replace the single trigger under the 2003 Plan with a double trigger following a change in control. The Amendments effectuate other changes as well, which the Company believes reflect good equity plan practices and provide enhanced protection to the Company’s shareholders. These changes are discussed above and include:

•

Double Trigger Following Change in Control.    The Amendments eliminate the single-trigger change in control provision and implement a double trigger change in control provision (requiring both a change in control and termination of employment for an award recipient’s awards to automatically forward vest for awards made after shareholder approval). Approval of the Amendments by shareholders will also subject other awards already granted in 2013 under the 2003 Plan to the double trigger.

•

Narrow the Definition of Change in Control.    The Amendments narrow the definition of “Change in Control” for awards granted after approval of the Amendments such that a Change in Control means the occurrence of one of the following events:

•

consummation of a sale of all or substantially all (defined as at least 85%) of the assets of the Company to one or more individuals, entities or groups (other than an Excluded Owner, as defined under the Amendments);

•

consummation of the acquisition of ownership by a person, entity or group (other than an Excluded Owner) of more than 50% of the total voting power of the Company then outstanding and eligible to vote to elect members of the Board of Directors;

•	consummation of a merger or consolidation of the Company (other than with or into an Excluded Owner); or

•	individuals who constitute the Board of Directors cease for any reason during a twelve-month period to constitute at least a majority of the Board.

The changes (i) specify that a sale of all or substantially all of the assets of the Company must comprise at least 85% of the assets of the Company (previously the 2003 Plan did not define what constituted substantially all of the assets), (ii) increase the threshold for the acquisition of ownership of voting securities triggering a change in control from 35% to 50%, and (iii) eliminate liquidation or dissolution of the Company as a triggering event.

•	Substitution of Awards for Cash Prohibited. The Amendments prohibit the substitution of cash for outstanding underwater options or SARs.

•

Provide Additional Performance Criteria.    The Amendments add total shareholder return on Common Stock relative to any index of companies or groups of companies, or one or more specific companies, all as selected by the Compensation Committee, as additional performance criteria which are permitted for performance awards. This amendment is designed to broaden the ability of the Compensation Committee to grant performance awards with performance metrics tied to relative total shareholder return.

For the reasons set forth above, the Board adopted the Amendments and unanimously recommends approval of the Amendments by the shareholders of the Company.

Awards Granted Under the Plan and Existing Plan Benefits

Since inception of the 2003 Plan through March 22, 2013, the Company has granted Full-Value Awards under the 2003 Plan, net of forfeitures, covering approximately 5,353,775 shares. For purposes of this computation, the Company includes outstanding contingent stock performance awards at the target number of shares subject to such awards. As such, after the Amendments are approved, only approximately 4,846,225 shares will be available for future Full-Value Awards to be made under the 2003 Plan (again, assuming that the outstanding contingent stock performance awards are ultimately earned at their target level). The Company believes that the Amendments will provide enough shares to cover annual equity grants by the Company for approximately the next three years based upon projected grant practices.

By way of updating the information regarding outstanding awards under both the 2003 Plan and the Company’s former equity compensation plans which the Company reported in its Annual Report on Form 10-K for the year ended December 30, 2012, from January 1, 2013 through March 22, 2013 the Company granted options, restricted stock units, and performance share awards under the 2003 Equity Plan covering an aggregate of 2,053,149 shares of Common Stock. These grants comprised the Company’s discretionary long-term incentive awards and annual grants of contingent stock performance awards, restricted stock units and stock options for fiscal 2013 to the Company’s officers and selected other employees, as well as the first tranche of Mr. Goldner’s Special RSU Grant as is described below and the grant to Mr. Goldner of the 2013 continent stock performance awards.

In addition, from January 1, 2013 through March 22, 2013, there were stock options, contingent stock performance awards and other awards outstanding under the 2003 Plan and former equity plans of the Company that vested, were earned, were exercised, expired or were forfeited.

As a result of pay for performance alignment, the Company did not pay out any shares under the contingent stock performance awards that were granted in 2010, for which the performance period ended at the end of 2012. As such, 682,325 shares of Common Stock, including 186,500 shares subject to awards granted to Mr. Goldner, returned to the pool of shares available for award under the 2003 Plan.

The table set forth below provides the number of shares earned under the Company’s contingent stock performance awards for each of the last three years.

Shares Earned under Contingent Stock Performance Awards in 2010 and Paid in Early 2011 (for performance period from 2008 through end of 2010)	Shares Earned under Contingent Stock Performance Awards in 2011 and Paid in Early 2012 (for performance period from 2009 through end of 2011)	Shares Earned under Contingent Stock Performance Awards in 2012 and Paid in Early 2013 (for performance period from 2010 through end of 2012)	Total Shares Earned Under Contingent Stock Performance Awards for the years 2010, 2011 and 2012
620,800	477,079	0	1,097,879

To drive the linkage between the Company’s performance and Mr. Goldner’s compensation, and to provide an additional incentive for Mr. Goldner to remain with the Company through 2017, the Amended Employment Agreement entered with Mr. Goldner, which is described beginning on page 51, provides for the grant to Mr. Goldner of an aggregate of 587,294 restricted stock units (referred to as the “Special RSU Grant”). The first tranche of restricted stock units, consisting of 467,976 shares, was approved by the Compensation Committee on March 22, 2013, with the grant being effective as of April 24, 2013. That grant is not contingent on approval of the Amendments. The second tranche, consisting of the remaining 119,318 shares, will be made in fiscal year 2014, and is contingent on the authorization of additional shares and extension of the 2003 Plan, or adoption of an alternate equity plan. The Amended Employment Agreement additionally provides that the contingent stock performance awards made to Mr. Goldner in each of 2013 and 2014 will be subject to a performance multiplier based on the Company’s total shareholder return relative to the S&P 500 Index.

If the Amendments are approved, both tranches of the Special RSU Grant, and all contingent stock performance awards made to Mr. Goldner in 2013 and thereafter, will be subject to the double trigger change in control provision set forth in the Amendments. If the Amendments are not approved, the grants already made to Mr. Goldner and the other executive officers and employees of the Company in 2013 will be subject to the single trigger change in control provisions contained in the 2003 Plan prior to the Amendments.

With the exception of the second tranche of the Special RSU Grant, consisting of 119,318 shares, to Mr. Goldner, the awards that will be made and the amounts that will be paid pursuant to the 2003 Plan in the future are discretionary and are therefore not currently determinable. The table set forth below provides the number of shares subject to future award to Mr. Goldner.

Number of Shares Subject to Future Award

Name and Position	Dollar Value ($)(a)	Number of Units
Brian Goldner	$4,469,652	119,318
President and Chief Executive Officer

(a)	Dollar value calculated based on the closing price of the Company’s Common Stock on October 4, 2012.

The following table sets forth the number of shares subject to options, restricted stock units, deferred stock awards and contingent stock performance awards (outstanding contingent stock performance awards for which the performance period has not ended are included at the target number of shares for such awards) granted under the 2003 Plan during the period from January 1, 2012 to March 22, 2013 to the named individuals, all current executive officers as a group, all current directors who are not executive officers and were not executive officers at the time of grant, as a group, and all employees, excluding executive officers.

Number of Shares Subject to Awards

Name and Position	Granted Under the 2003 Plan During the Period From January 1, 2012 through March 22, 2013
Brian Goldner	1,356,674
President and Chief Executive Officer
David Hargreaves	133,570
Executive Vice President and Chief Strategy Officer
Deborah Thomas	124,223
Executive Vice President and Chief Financial Officer
Duncan Billing	130,932
Executive Vice President and Chief Development Officer
John Frascotti	130,932
Executive Vice President and Chief Marketing Officer
All current executive officers as a group (including the five officers above)	2,111,292
All current directors who were not executive officers at the time of grant, as a group	43,920
All employees and officers, excluding current executive officers and directors, as a group	2,458,365

Summary of 2003 Plan, as Amended by the Amendments

The following is a summary of the 2003 Plan, as amended by the Amendments, and is therefore not complete. A complete copy of the 2003 Plan, as it existed prior to the Amendments in March 2013, is attached to this proxy statement as Appendix B, and a complete copy of the Amendments being considered by shareholders is attached to this proxy statement as Appendix C.

Background

The 2003 Plan is intended to attract and retain talented employees and directors for the Company and its affiliates who are in a position to make significant contributions to the success of the Company, to reward such persons for making these contributions and to encourage such persons to take into account the long-term interests of the Company and enhancement of the Company’s value for its shareholders.

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) places annual limitations on the deductibility by public companies of compensation in excess of $1 million paid to each of the chief executive officer and the three most highly compensated other executive officers (other than the chief financial officer), unless, among other things, the compensation is performance-based. For compensation attributable to stock options, SARs, performance shares and other equity awards to qualify as performance-based, the plan under which such stock options and SARs are granted must state a maximum number of shares with respect to which options and rights may be granted to an individual during a specified period, must specify the persons eligible to participate in the plan, must set forth the permissible performance criteria which may be used for performance awards, and must be approved by the Company’s shareholders. The 2003 Plan is intended to comply with the provisions of Section 162(m) so as to permit the Company to claim an income tax deduction for total remuneration paid in excess of $1 million in any one year to the chief executive officer or the other three most highly compensated other executive officers (other than the chief financial officer), although the Company has not requested or received, and does not expect to receive a ruling from the Internal Revenue Service to that effect. The Company is asking shareholders to approve the Amendments, in part, to satisfy the requirement under Section 162(m) regarding shareholder approval of the material terms of the 2003 Plan, including, without limitation, the performance goals described therein.

The 2003 Plan was originally adopted by the Board on February 12, 2003 and was approved by the Company’s shareholders at the 2003 Annual Meeting of Shareholders. The 2003 Plan was amended by the Board and the shareholders in 2005, 2007, 2009 and 2010. As amended in 2010 (but prior to the Amendments being currently proposed to shareholders), the 2003 Plan made 28,300,000 shares of Common Stock available for the grant of equity awards over the lifetime of the 2003 Plan, 8,200,000 shares of which could be used for stock awards other than options and SARs.

Administration

The 2003 Plan is administered by the Compensation Committee of the Board (the “Committee”), comprised entirely of independent directors. The Committee has the authority to establish rules for the administration of the 2003 Plan; to select the employees and directors of the Company and its affiliates to whom awards are granted; to determine the types of awards to be granted and the number of shares covered by such awards; and to set the terms and conditions of such awards.

The Committee may also determine whether the payment of any proceeds of any award shall or may be deferred. The Committee may provide that awards denominated in stock earn dividends or dividend equivalents, except that dividends and dividend equivalents may not be paid or accrued with respect to (i) outstanding options or SARs or (ii) other Awards subject to performance criteria or time vesting criteria that have not yet been met. Determinations and interpretations of the Committee will be binding on all parties.

Eligibility

Employees and directors of the Company and of any other entity, including a subsidiary or joint venture, that is directly or indirectly controlled by the Company (collectively “affiliates”) are eligible to receive awards under the 2003 Plan, as are other persons who have service relationships with the Company which are covered by the 2003 Plan’s definition of “Employment.” At February 28, 2013, the Company employed approximately 5,410 persons worldwide. As of March 22, 2013 there are approximately 385 officers, employees and directors holding equity awards granted under the 2003 Plan.

Incentive stock options (“ISOs”) may only be granted to employees of the Company or of a “parent corporation” or “subsidiary corporation” of the Company as those terms are defined in Section 424 of the Code.

Awards

The 2003 Plan permits granting awards for: (1) stock options, including ISOs meeting the requirements of Section 422 of the Code; (2) SARs; (3) stock awards, including restricted and unrestricted stock, restricted stock units and other deferred stock awards, (4) performance awards, and (5) cash awards.

Shares Available and Limits on Awards

If the Amendments are approved 4,300,000 shares will be added to the authorized shares under the 2003 Plan. Based on the number of outstanding awards as of March 22, 2013, approximately 6,306,418 shares of Common Stock would be available for future awards under the 2003 Plan (assuming that outstanding contingent stock performance awards are earned at their target level). These 6,306,418 available shares represent only approximately 4.9% of the outstanding Common Stock as of March 22, 2013. After the Amendments are adopted, approximately 4,846,225 of these shares will be available for future Full-Value Awards to be made under the 2003 Plan (again assuming that outstanding contingent stock performance awards are earned at their target level).

The number of shares that may be subject to options or SARs granted to any one individual may not exceed 2,000,000 in any calendar year. The maximum benefit that may be paid to any person under other awards which are granted in any calendar year will be: (i) to the extent paid in shares, 1,000,000 shares, (ii) to the extent such awards are denominated in shares but paid in cash, 1,000,000 shares multiplied by the fair market value of the shares on the date of payment under such awards, and, (iii) to the extent otherwise paid in cash, $10 million.

If any shares subject to an option or award under the 2003 Plan are forfeited or if any such option or award terminates, the shares previously covered by such option or award will be available for future grant or award under the plan. If another company is acquired by the Company or an affiliate in the future, any grants or awards made and any of the Company’s shares delivered upon the assumption of or in substitution for outstanding grants made by the acquired company may be deemed to be granted or awarded under the 2003 Plan, but will not decrease the number of shares available for grant or award under the 2003 Plan.

In the event of any stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the Company’s capital structure, the Committee will make appropriate adjustments to reflect such change with respect to (i) the aggregate number of shares that may be issued under the 2003 Plan and the limits on certain types of awards under the 2003 Plan; (ii) the number of shares subject to awards under the 2003 Plan; and/or (iii) the price per share for any outstanding stock options, SARs and other awards under the 2003 Plan. To the extent consistent with applicable rules, the Committee may make adjustments of the type described in the preceding sentence to take into account other events and circumstances if the Committee determines such adjustments are appropriate to preserve the value of awards under the 2003 Plan.

Additional Terms of Awards

Options.    The Committee establishes the exercise price per share for options, the term of options (which cannot exceed ten years), the time at which they may be exercised and such other terms as the Committee deems appropriate, except that the exercise price of each option shall be not less than the Fair Market Value (as defined below) of the Common Stock on the date of grant.

“Fair Market Value” for purposes of the 2003 Plan shall mean the average of the high and low sales prices of the Common Stock, or, if no sales of Common Stock were made on that date, the average of the high and low prices of Common Stock as reported for the preceding day on which sales of Common Stock were made. On March 22, 2013, the average of the high and low sales prices of the Common Stock, as reported in the Wall Street Journal, was $43.353.

Subject to the limitations described below, options will become exercisable at such time or times, and on and subject to such conditions, as the Committee may specify. Except in the case of awards made in connection with the recruitment of new employees, including new officers, or new directors, and except for a total of 5% of the shares authorized under the 2003 Plan which may be granted pursuant to shorter vesting periods, stock options shall vest in one or more installments over a total vesting period of not less than three years. Notwithstanding the foregoing, the Committee may provide for the acceleration of vesting of stock options upon the death, disability, retirement or other termination of employment or service of the participant. Unless the Committee determines otherwise, payment of the purchase price in full in cash is required upon option exercise.

Stock Appreciation Rights.    The holder of a SAR will be entitled to receive the excess of the fair market value, calculated as of the exercise date, of a specified number of shares over the grant price of the SAR. The strike price of a SAR must be no less than the fair market value of the stock on the date of grant. SARs need not be granted in tandem with stock options. SARs are also subject to the same minimum vesting period requirements set forth above for stock options.

Stock Awards, Restricted Stock Awards and Restricted Stock Units.    The 2003 Plan provides for the award of restricted stock subject to forfeiture, restricted stock units and other forms of deferred stock providing for the delivery of stock in the future subject to specified conditions, and unrestricted stock which is immediately vested. A stock award may provide the recipient with all of the rights of a shareholder of the Company, including the right to vote the shares and to receive any dividends, subject to the limitations set forth in the 2003 Plan.

Stock awards and awards of restricted stock units or other forms of deferred stock generally will be subject to certain conditions established by the Committee, including continuous service with the Company, achievement of specific business objectives, and other measurements of individual, business unit or Company performance. Except in the case of awards made in connection with the recruitment of new employees, including new officers, or new directors, and except for 5% of the shares authorized under the 2003 Plan which may be granted subject to shorter vesting periods or may be vested upon grant (which is what the Company currently does for its annual stock grants to non-employee directors, which are vested upon grant), stock awards and restricted stock units shall vest in one or more installments over a total vesting period of not less than three years from the date of grant. Notwithstanding the foregoing, the Committee may provide for the acceleration of vesting of stock awards or restricted stock units upon the death, disability, retirement or other termination of employment or service of the participant or as otherwise described herein.

Performance Awards.    The Committee may grant awards under the 2003 Plan other than options and SARs which are designed to qualify as performance-based compensation. In the case of grants of stock awards or cash awards, including to executive officers of the Company designated by the Committee as a “covered employee” under Section 162(m), the Committee may establish one or more performance goals for such participant or for the Company for the period of time designated by the Committee at the time of grant of the award. As an example, starting in 2006 the Company began granting contingent stock performance awards which provide the recipients with the ability to earn shares of the Company’s Common Stock based upon the Company’s achievement of stated diluted earnings per share and net revenues targets over specified performance periods.

The performance goals for each participant under a performance award shall be objectively determinable measures of performance based on any one or a combination of the following criteria: cash net earnings; core brands growth; core brands net revenues; cost control; earnings before income taxes; earnings before interest and taxes; earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; economic value added; free cash flow; gross profit; net cash provided by operating activities; net earnings; earnings per share; net earnings per share; net revenues; operating margin; operating profit; return on assets; return on capital; return on capital investment; return on net revenues; return on shareholders’ equity; sales; stock price; total shareholder return on common stock relative to S&P 500 Index; total shareholder return on common stock relative to Russell 1000 Consumer Discretionary Index; total shareholder return on common stock relative to any index of companies or groups of companies or one or more specific companies; and working capital. These business criteria may be measured on a consolidated basis or on a segment, divisional, sector or other business unit basis (herein collectively “business unit”), all as selected by the Committee in each individual case. Satisfaction of performance criteria may, in the Administrator’s discretion, be determined to the extent applicable, (i) in accordance with generally accepted accounting principles applied on a consistent basis and/or (ii) exclusive of designated (a) changes in accounting principles, (b) extraordinary items, (c) material restructurings, (d) material nonrecurring items, (e) material non-budgeted items and (f) results of operations of acquisitions or divestitures consummated during the fiscal year; each of the items in this section (ii) being excluded to the extent authorized by the Administrator.

The percentage vesting of any stock award and/or cash award shall in each case be based on the percentage of the performance goal achieved, as determined by the Committee, although the Committee generally has the discretion to reduce, or refuse to make (but not to increase), payments under stock or cash awards otherwise payable as a result of the achievement of a designated percentage of a performance goal.

Cash Awards. Cash awards generally will be subject to certain conditions established by the Committee, including continuous service with the Company, achievement of specific business objectives, or other measurements of individual, business unit or Company performance.

General.    Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law. Awards may provide that upon their exercise or vesting the holder will receive cash, Common Stock or any combination thereof as the Committee shall determine. Any shares of stock deliverable under the 2003 Plan may consist in whole or in part of authorized and unissued shares or treasury shares.

Neither ISOs, nor, except as the Committee otherwise expressly provides in compliance with the following sentence, other awards may be transferred other than by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order or other domestic relations order, and during a participant’s lifetime ISOs (and, except as the Committee otherwise expressly provides, other non-transferable awards requiring exercise) may be exercised only by the participant. In no case will the Administrator allow awards under the 2003 Plan to be transferred for value to persons who are not related or previously related to the award recipient. The intent of this prohibition is to prohibit programs pursuant to which award recipients would be able to sell awards in the open market to unrelated parties.

Change in Control.    The 2003 Plan, as amended by the Amendments, provides that if a participant’s employment by the Company is terminated by the Company without Cause during the twenty-four (24) month period following a Change in Control, or a participant resigns from the Company for Good Reason during the twenty-four (24) month period following a Change in Control, all of such participant’s awards outstanding on such date become 100% vested and the value will be paid in either cash or shares of the Company’s Common Stock, in the discretion of the Committee, as soon as practicable. Prior to the Amendments, the 2003 Plan provided that upon a Change in Control, as defined, all Awards outstanding under the 2003 Plan immediately vested. Even after the Amendment is approved, that treatment will continue for Awards granted under the 2003 Plan prior to December 31, 2012.

Since Awards will no longer automatically forward vest following a Change in Control absent termination of a participant’s employment, the 2003 Plan, as amended by the Amendments, introduces a mechanism for adjusting outstanding Awards going forward to account for a Reorganization Event (as defined in the 2003 Plan), which can include a Change in Control. The 2003 Plan provides following a Reorganization Event, the Administrator may generally take any one or more of the following actions as to all (or any portion of) outstanding Awards on such terms as the Administrator determines in its sole discretion: (i) provide that such Awards shall be assumed, or other Awards shall be substituted, by the acquiring or succeeding entity (or an affiliate thereof), (ii) upon written notice to a participant, provide that all of the participant’s unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event (but only in connection with a termination of the participant’s employment), (iv) in the event of a Reorganization Event under the terms of which holders of stock will receive upon consummation thereof a cash payment for each share of stock surrendered, make or provide for a cash payment to participants with respect to each Award held by a participant equal to (A) the number of shares of stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event in connection with the termination of the participant’s employment) multiplied by (B) the excess, if any, of (I) the acquisition price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards that are vested shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted the Administrator is not be obligated by the 2003 Plan to treat all Awards, all Awards held by a participant, or all Awards of the same type, identically.

Amendment or Termination

The Board or the Committee may terminate the 2003 Plan at any time, and shall have the right to amend or modify the 2003 Plan at any time, and from time to time, provided, however, that no material amendment to the terms of the 2003 Plan, including an amendment to reprice options or SARs granted under the Plan, shall become effective without shareholder approval. If shareholders approve the proposed Amendments, the 2003 Plan will terminate on December 31, 2017, unless terminated earlier by the Board or the Committee. Absent shareholder approval of the Amendments, the 2003 Plan expires on December 31, 2013.

Federal Income Tax Consequences of Certain Awards

The following is a summary of the principal United States federal income tax consequences generally applicable to certain awards under the 2003 Plan. Note that there may be state, local, foreign and other taxes applicable to participants in the 2003 Plan.

The grant of a stock option or SAR under the 2003 Plan will generally create no immediate tax consequences for the recipient or for the Company or an affiliate employing such individual (the “employer”). An employee exercising an ISO has no taxable income for regular income tax purposes (but the alternative minimum tax may apply) in connection with the exercise, and no tax deduction is available to the employer. In general, an ISO that is exercised by the recipient more than three months following termination of employment is treated as a non-ISO for federal income tax purposes, as are stock options granted to an employee and otherwise qualifying as ISOs to the extent that in the aggregate they first become exercisable in any calendar year for stock having a grant-date value in excess of $100,000.

Upon exercising a stock option other than an ISO, the optionee has ordinary income equal to the excess of the fair market value of the shares acquired on the date of exercise over the option exercise price, and a corresponding tax deduction is available to the employer. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares or other property received are taxable to the recipient as ordinary income and a corresponding deduction is available to the employer.

The tax consequence to an optionee of a disposition of shares acquired through the exercise of a SAR or a stock option will depend on how long the shares have been held and upon whether the shares were acquired by exercising an ISO or by exercising a SAR or a stock option other than an ISO. An employee who disposes of shares acquired upon exercise of an ISO, if the disposition occurs within one year following the date of exercise or within two years from the date of grant of the ISO, will have income, taxable at ordinary income rates, equal in general to the spread at exercise (or, with limited exceptions, to the gain on disposition, if less), and a corresponding deduction will be available to the employer. Any additional gain recognized in the disposition will be taxed as a capital gain, either at long-term or at short-term gain rates depending on the employee’s tax holding period in the shares. If the employee does not dispose of the shares until after the expiration of these one and two-year holding periods, any gain or loss recognized on a subsequent sale or exchange is treated as a long-term capital gain or loss, and no corresponding tax deduction is available to the employer. Any gain or loss recognized upon a sale or exchange of shares acquired upon exercise of a stock option other than an ISO or a SAR will be taxed as a capital gain or loss, long-term or short-term depending on the holder’s tax holding period in the shares. No deduction is available to the employer in respect of these capital gains or losses.

If cash, shares of Common Stock or other property is transferred under or in settlement of other awards under the 2003 Plan, including if shares are earned by a recipient pursuant to a contingent stock performance award which provides the opportunity to earn shares if the Company meets certain performance targets over a stated performance period, or if a recipient earns shares under a restricted stock unit grant, the recipient will generally recognize ordinary income at the time the property or shares are transferred to or earned by the recipient equal to the excess of (a) the cash (if any) transferred, plus the fair market value of the vested shares or other vested property (if any) transferred over (b) the amount (if any) paid for such shares or other property by the participant, and a corresponding deduction will be available to the employer. If any of the transferred shares or other property is unvested (subject to a substantial risk of forfeiture), the ordinary income associated with the transfer will be includible and measured only when the property vests (and the associated deduction will be similarly delayed), unless the award recipient makes a special election to take the awarded shares or other property into income at the time of transfer.

Some awards under the 2003 Plan could constitute or give rise to “nonqualified deferred compensation” subject to Section 409A of the Code. Where applicable, Section 409A regulates, among other things, both the deferral of compensation and the time and manner in which previously deferred amounts may be paid. The summary above assumes that the awards are exempt from, or comply with, the requirements of Section 409A.

Approval

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Meeting on the Amendments to the 2003 Plan is required for approval of the Amendments. Abstentions are considered shares entitled to vote on the proposal and as such abstentions are the equivalent of a vote against the proposal. In contrast, broker non-votes are not counted as present and entitled to vote on the proposal for purposes of determining if the proposal receives an affirmative vote of a majority of the shares present and entitled to vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS TO THE 2003 PLAN.

EQUITY COMPENSATION PLANS

The following table summarizes information, as of December 30, 2012, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock, restricted stock units, performance shares or other rights to acquire shares may be granted from time to time.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by shareholders(1)	10,878,898	(2)	$31.25	3,970,013	(4)
Equity compensation plans not approved by shareholders	0		—	0
Total	10,878,898	(2)	$31.25	3,970,013	(4)

(1)	The only shareholder approved plan which was in effect as of December 30, 2012 was the Company’s Restated 2003 Stock Incentive Performance Plan, as amended (the “2003 Plan”).

The 1995 Stock Incentive Performance Plan (the “1995 Plan”) expired on December 31, 2005 and the 2003 Stock Option Plan for Non-Employee Directors (the “2003 Director Plan”) was terminated effective as of December 31, 2005. Although no further awards may be made under the 1995 Plan or the 2003 Director Plan, awards outstanding under those plans as of the dates of their termination continue in effect in accordance with the terms of the applicable plan.

Included in shares which may be issued pursuant to outstanding awards is the target number of shares subject to outstanding contingent stock performance awards under the 2003 Plan. The actual number of shares, if any, which will be issued pursuant to these awards may be higher or lower than this target number based upon the Company’s achievement of the applicable performance goals over the performance periods specified in these awards. Also included in shares to be issued pursuant to outstanding awards are shares granted to outside directors in May of 2006 through 2012 (as part of the yearly equity grant to outside directors) to the extent that such directors deferred receipt of those shares until they retire from the Board.

(2)	Includes 9,282,926 shares subject to outstanding option awards, 1,019,115 shares subject to outstanding contingent stock performance awards (reflecting such awards at their target numbers), 353,384 shares subject to outstanding restricted stock unit awards and 223,473 shares subject to deferred stock awards.

(3)	The weighted average exercise price of outstanding options, warrants and rights excludes restricted stock units and performance-based stock awards, which do not have an exercise price.

(4)	All such shares are eligible for issuance as contingent stock performance awards, restricted stock or deferred restricted stock, or other stock awards under the 2003 Plan.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Security Ownership of Certain Beneficial Owners

The following table sets forth information, as of March 11, 2013 (except as noted), with respect to the ownership of the Common Stock (the only class of outstanding equity securities of the Company) by certain persons known by the Company to be the beneficial owners of more than 5% of such stock. There were 129,387,003 shares of Common Stock outstanding on March 11, 2013.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Alan G. Hassenfeld(1)	12,919,969	10.0%
Hassenfeld Family Initiatives LLC 101 Dyer Street Suite 401 Providence, Rhode Island 02903

Massachusetts Financial Services Company (“MFS”)(2)	10,833,980	8.4%
82 Devonshire Street Boston, Massachusetts 02109

T. Rowe Price Associates, Inc. (“T. Rowe”)(3)	10,702,925	8.3%
100 East Pratt Street Baltimore, Maryland 21202

The Vanguard Group (“Vanguard”)(4)	6,969,595	5.4%
100 Vanguard Boulevard Malvern, Pennsylvania 19355

(1)	Includes 6,670,921 shares held as sole trustee for the benefit of his mother, 5,643,064 shares held as sole trustee of trusts for Mr. Hassenfeld’s benefit, 14,149 shares the receipt of which is deferred until Mr. Hassenfeld retires from the Board, and currently exercisable options or options exercisable within 60 days of March 11, 2013 to purchase 100,000 shares. Mr. Hassenfeld has sole voting and investment authority with respect to all shares except those described in the following sentence, as to which he shares voting and investment authority. Also includes 333,000 shares owned by The Hassenfeld Foundation, of which Mr. Hassenfeld is an officer and director, and 154,216 shares held as one of the trustees of a trust for the benefit of his mother and her grandchildren. Mr. Hassenfeld disclaims beneficial ownership of all shares except to the extent of his proportionate pecuniary interest therein. This information is based upon information furnished by the shareholder or contained in filings made with the Securities and Exchange Commission.

(2)	Includes 9,356,581 shares over which MFS has sole power to vote or to direct the vote, and 10,833,908 shares over which MFS has sole power to dispose or direct the disposition. This information is based solely upon a review of the Schedule 13G reports or related amendments filed with the Securities and Exchange Commission with respect to holdings of the Company’s Common Stock as of December 31, 2012.

(3)	Includes 3,020,561 shares over which T. Rowe has sole power to vote or to direct the vote, and 10,702,925 shares over which T. Rowe has sole power to dispose or direct the disposition. This information is based solely upon a review of the Schedule 13G reports or related amendments filed with the Securities and Exchange Commission with respect to holdings of the Company’s Common Stock as of December 31, 2012.

(4)	Includes 202,616 shares over which Vanguard has sole power to vote or to direct the vote, and 6,775,999 shares over which Vanguard has sole power to dispose or direct the disposition. This information is based solely upon a review of the Schedule 13G reports or related amendments filed with the Securities and Exchange Commission with respect to holdings of the Company’s Common Stock as of December 31, 2012.

Security Ownership of Management

The following table sets forth information, as of March 11, 2013, with respect to the ownership of the Common Stock (the only class of outstanding equity securities of the Company) by each current director of the Company or nominee for election to the Board, each Named Executive Officer and by all directors and executive officers as a group. Unless otherwise indicated, each person has sole voting and dispositive power with respect to such shares.

Name of Director, Nominee or Executive Officer(1)	Amount and Nature of Beneficial Ownership(#)	Percent of Class (%)
Basil L. Anderson(2)	54,589	*
Alan R. Batkin(3)	87,035	*
Duncan J. Billing(4)	136,266	*
Frank J. Biondi, Jr.(5)	54,463	*
Kenneth A. Bronfin(6)	17,032	*
John M. Connors(7)	104,554	*
John A. Frascotti(8)	183,919	*
Michael W.O. Garrett(9)	70,663	*
Lisa Gersh(10)	16,952	*
Brian D. Goldner(11)	2,113,351	1.6
Jack M. Greenberg(12)	48,288	*
David D.R. Hargreaves(13)	778,044	*
Alan G. Hassenfeld(14)	12,919,969	10.0
Tracy A. Leinbach(15)	16,975	*
Edward M. Philip(16)	77,702	*
Deborah M. Thomas(17)	202,805	*
Alfred J. Verrecchia(18)	1,767,506	1.4
All Directors and Executive Officers as a Group (includes 20 persons)(19)	19,038,817	14.2

*	Less than one percent.

(1)	Information in this table is based upon information furnished by each director and executive officer. There were 129,387,003 shares of Common Stock outstanding on March 11, 2013.

(2)	Includes currently exercisable options and options exercisable within sixty days of March 11, 2013 to purchase an aggregate of 6,000 shares, 24,576 shares the receipt of which is deferred until Mr. Anderson retires from the Board, as well as 23,013 shares deemed to be held in Mr. Anderson’s stock unit account under the Deferred Plan.

(3)	Includes 24,576 shares the receipt of which is deferred until Mr. Batkin retires from the Board and 60,772 shares deemed to be held in Mr. Batkin’s stock unit account under the Deferred Plan.

(4)	Includes currently exercisable options and options exercisable within sixty days of March 11, 2013 to purchase an aggregate of 93,082 shares.

(5)	Consists of 11,250 shares held by The Biondi Family Trust, currently exercisable options and options exercisable within sixty days of March 11, 2013 to purchase an aggregate of 12,000 shares (9,000 of which are held by The Biondi Family Trust), 24,576 shares (3,760 of which are held by The Biondi Family Trust) the receipt of which is deferred until Mr. Biondi retires from the Board, as well as 6,637 shares deemed to be held in Mr. Biondi’s stock unit account under the Deferred Plan.

(6)	Consists of 17,032 shares the receipt of which is deferred until Mr. Bronfin retires from the Board.

(7)	Includes currently exercisable options and options exercisable within sixty days of March 11, 2013 to purchase an aggregate of 18,000 shares, 24,576 shares the receipt of which is deferred until Mr. Connors retires from the Board, as well as 34,178 shares deemed to be held in Mr. Connors’ stock unit account under the Deferred Plan.

(8)	Includes currently exercisable options and options exercisable within sixty days of March 11, 2013 to purchase an aggregate of 135,329 shares and 19,200 shares held jointly with his wife.

(9)	Includes 20,916 shares the receipt of which is deferred until Mr. Garrett retires from the Board and 24,187 shares deemed to be held in Mr. Garrett’s stock unit account under the Deferred Plan.

(10)	Represents 9,302 shares the receipt of which is deferred until Ms. Gersh retires from the Board and 7,650 shares deemed to be held in Ms. Gersh’s stock unit account under the Deferred Plan.

(11)	Includes currently exercisable options and options exercisable within sixty days of March 11, 2013 to purchase an aggregate of 1,813,664 shares, as well as 57,787 restricted stock units, which are payable in shares to Mr. Goldner upon Mr. Goldner leaving the Company and 241,882 shares held by the Brian D. Goldner Trust. Does not include 16,518 shares held by the Barbara S. Goldner Trust (Mr. Goldner’s wife’s trust), of which shares Mr. Goldner disclaims beneficial ownership.

(12)	Represents currently exercisable options and options exercisable within sixty day of March 11, 2013 to purchase 6,000 shares, 15,196 shares the receipt of which is deferred until Mr. Greenberg retires from the Board as well as 10,367 shares deemed to be held in Mr. Greenberg’s stock unit account under the Deferred Plan.

(13)	Includes currently exercisable options and options exercisable within sixty days of March 11, 2013 to purchase an aggregate of 553,850 shares. Includes 224,194 shares that are subject to a pledge in support of a line of credit.

(14)	See note (1) to the immediately preceding table.

(15)	Includes 7,595 shares the receipt of which is deferred until Ms. Leinbach retires from the Board.

(16)	Represents currently exercisable options and options exercisable within sixty days of March 11, 2013 to purchase an aggregate of 12,000 shares, 24,576 shares the receipt of which is deferred until Mr. Philip retires from the Board as well as 41,126 shares deemed to be held in Mr. Philip’s stock unit account under the Deferred Plan.

(17)	Includes currently exercisable options and options exercisable within sixty days of March 11, 2013 to purchase 158,381 shares.

(18)	Includes currently exercisable options and options exercisable within sixty days of March 11, 2013 to purchase an aggregate of 1,062,491 shares and 182,715 shares held in the Alfred J. Verrecchia GRAT. Also includes 13,999 shares the receipt of which is deferred until Mr. Verrecchia retires from the Board and 2,509 shares deemed to be held in Mr. Verrecchia’s stock unit account under the deferred plan. Does not include 91,225 shares held by Mr. Verrecchia’s wife’s GRAT and 60,650 shares owned by Mr. Verrecchia’s wife, as to which shares Mr. Verrecchia disclaims beneficial ownership.

(19)	Of these shares, all directors and executive officers as a group have sole voting and dispositive power with respect to 18,532,401 shares and have shared voting and/or dispositive power with respect to 506,416 shares. Includes 4,289,398 shares purchasable by directors and executive officers upon exercise of currently exercisable options, or options exercisable within sixty days of March 11, 2013; 210,439 shares deemed to be held in stock unit accounts under the Deferred Plan; and 100,487 restricted stock units held under the Restated 2003 Stock Incentive Performance Plan, 57,787 of which are vested.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the United States Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten-percent shareholders are required by regulation promulgated by the United States Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based on review of the copies of such reports furnished to the Company and certain written representations made by directors and executive officers that no other reports were required during the last fiscal year ended December 30, 2012, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with during fiscal 2012.

PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2013 FISCAL YEAR

(Proposal No. 4)

The Audit Committee has selected KPMG LLP (“KPMG”), independent registered public accounting firm, to perform the integrated audit of the consolidated financial statements and effectiveness of internal control over financial reporting of the Company for the fiscal year ending December 29, 2013 (“Fiscal 2013”), and the Company’s Board has ratified this selection. A representative of KPMG is expected to be present at the Meeting, will have the opportunity to make a statement if so desired, and will be available to respond to appropriate questions.

The Board is submitting the selection of KPMG as the Company’s independent registered public accounting firm for Fiscal 2013 to the shareholders for their ratification. The Audit Committee of the Board bears the ultimate responsibility for selecting the Company’s independent registered public accounting firm and will make the selection it deems best for the Company and the Company’s shareholders. As such, the failure by the shareholders to ratify the selection of the independent registered public accounting firm made by the Audit Committee will not require the Audit Committee to alter its decision. Similarly, ratification of the selection of KPMG as the independent registered public accounting firm does not limit the Committee’s ability to change this selection in the future if it deems appropriate.

Approval

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Meeting on the ratification of the selection of KPMG is required for approval. Abstentions are considered shares entitled to vote on the proposal and as such abstentions are the equivalent of a vote against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF KPMG AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2013.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board (the “Audit Committee”) is comprised solely of non-employee directors, each of whom has been determined by the Board to be independent under the Company’s Standards for Director Independence and the requirements of The NASDAQ Stock Market’s corporate governance listing standards.

The Audit Committee operates under a written charter, which is available on the Company’s website (www.hasbro.com) under “Corporate — Investor Relations — Corporate Governance — Committee Charters”. Under the charter, the Audit Committee’s primary purpose is to:

•	Appoint the independent registered public accounting firm (hereafter referred to as the independent auditors) and oversee the independent auditors’ work; and

•	Assist the Board in its oversight of the:

•	Integrity of the Company’s consolidated financial statements;

•	Company’s compliance with legal and regulatory requirements;

•	Company’s significant financial and other risks and exposures;

•	Independent auditors’ qualifications and independence; and

•	Performance of the Company’s internal audit function and independent auditors.

In conducting its oversight function, the Audit Committee discusses with the Company’s internal auditor and independent auditors, with and without management present, the overall scope and plans for their respective audits. The Audit Committee also reviews the Company’s programs and key initiatives to implement and maintain effective internal controls over financial reporting and disclosure controls.

The Audit Committee assists the Board in risk oversight for the Company by reviewing and discussing with management, internal auditors, internal compliance personnel and the independent auditors the Company’s significant financial and other risks and exposures, and guidelines and policies relating to enterprise risk assessment and risk management, including the Company’s procedures for monitoring and controlling such risks.

The Audit Committee meets with the Company’s head of internal audit, and with the independent auditors, with and without management present, to discuss the results of their audits, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee discusses with management and the independent auditors all annual and quarterly consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations prior to their filing with the United States Securities and Exchange Commission. The Audit Committee also discusses with management, on a quarterly basis, management’s evaluation of the Company’s internal controls over financial reporting and disclosure controls.

The independent auditors are responsible for performing an independent integrated audit of the Company’s consolidated financial statements and effectiveness of internal control over financial reporting and issuing an opinion as to whether the consolidated financial statements conform with accounting principles generally accepted in the United States of America and an opinion as to the effectiveness of internal control over financial reporting.

The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements for the fiscal year ended December 30, 2012. The Audit Committee has also reviewed and discussed with the independent auditors the matters required to be discussed by The Public Company Accounting Oversight Board (United States) and the Securities and Exchange Commission. In addition, the Audit Committee discussed with the independent auditors the audit and non-audit services they provide to the Company and any other matters impacting their independence from management, and the Audit Committee has received from the independent auditors the written disclosures and letters required by the applicable requirements of the Public Company Accounting Oversight Board (United States).

Based on its review and discussions with management and the independent auditors referred to in the preceding paragraph, the Audit Committee recommended to the Board and the Board has approved the inclusion of the audited consolidated financial statements for the fiscal year ended December 30, 2012 in the Company’s Annual Report on Form 10-K for filing with the United States Securities and Exchange Commission. The Audit Committee has also selected, and the Board has approved the selection of, KPMG LLP as the independent auditor for Fiscal 2013.

Report issued by Tracy A. Leinbach (Chair), Alan R. Batkin, Michael W.O. Garrett and Lisa Gersh, as the members of the Audit Committee as of the 2012 fiscal year end.

ADDITIONAL INFORMATION REGARDING

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table presents fees for professional audit services rendered by KPMG LLP for the integrated audits of the Company’s annual consolidated financial statements and effectiveness of internal control over financial reporting for fiscal 2012 and 2011, as well as fees for other services rendered by KPMG to the Company during fiscal 2012 and 2011.

	2012	2011
Audit Fees(1)	$4,236,000	$4,404,000
Audit-Related Fees(2)	$185,000	$330,000
Tax Fees(3)	$931,000	$918,000
All Other Fees	—	$—

Total Fees	$5,352,000	$5,652,000

(1)	Audit Fees consist of services related to the integrated audit of the Company’s consolidated financial statements and effectiveness of internal control over financial reporting. Audit fees also include consultations on accounting and reporting matters, as well as services generally only the independent auditor can reasonably be expected to provide, such as statutory audits and services in connection with filings with the United States Securities and Exchange Commission.

(2)	Audit-Related Fees consist of fees for audits of financial statements of employee benefit plans, accounting and reporting consultations related to proposed transactions and agreed upon procedures reports.

(3)	Tax Fees consist primarily of fees for tax compliance services, such as assistance with the preparation of tax returns and in connection with tax examinations, as well as fees for other tax consultations rendered to the Company.

The Audit Committee has considered whether the provision of the approved non-audit services by KPMG is compatible with maintaining KPMG’s independence and has concluded that the provision of such services is compatible with maintaining KPMG’s independence.

Policy on Audit Committee Pre-Approval of Audit Services and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

Consistent with the rules and regulations of the United States Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility for appointing, approving compensation for and overseeing the services of the independent registered public accounting firm (hereafter referred to as the independent auditors). In fulfilling this responsibility the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services to be provided by the independent auditors.

Prior to engagement of the independent auditor for the fiscal year, management of the Company submits to the Audit Committee for the Audit Committee’s pre-approval:

•	A description of, and estimated costs for, the proposed audit services to be provided by the independent auditors for that fiscal year.

•

A description of, and estimated costs for, the proposed non-audit services to be provided by the independent auditors for that fiscal year. These non-audit services are comprised of permissible audit-related, tax and other services, and descriptions and estimated costs are proposed for these permissible non-audit services.

Audit and permissible non-audit services which are pre-approved by the Audit Committee pursuant to this review may be performed by KPMG during the fiscal year. During the course of the year management periodically reports to the Audit Committee on the audit and non-audit services which are being provided to the Company pursuant to these pre-approvals.

In addition to pre-approving all audit and permissible non-audit services at the beginning of the fiscal year, the Audit Committee has also instituted a procedure for the consideration of additional services that arise during the course of the year for which the Company desires to retain KPMG. For individual projects with estimated fees of $75,000 or less which have not previously been pre-approved by the Audit Committee, the Chair of the Audit Committee is authorized to pre-approve such services. The Chair of the Committee reports any services which are pre-approved in this manner to the full Audit Committee at its next meeting. Any proposed additional projects with an estimated cost of more than $75,000 must be pre-approved by the full Audit Committee prior to the engagement of KPMG.

SHAREHOLDER PROPOSAL

(Proposal No. 5)

Introduction

The following proposal, which is opposed by the Board, would require the affirmative vote of a majority of all shares present (in person or by proxy) and entitled to vote at the Meeting to be approved. Abstentions and broker non-votes are each counted as present for purposes of establishing a quorum at the Meeting. Abstentions are also considered shares entitled to vote on the proposal and as such abstentions are the equivalent of a vote against the proposal. In contrast, broker non-votes are not counted as present and entitled to vote on the proposal for purposes of determining if the proposal receives an affirmative vote of a majority of the shares present and entitled to vote.

One of the Company’s shareholders has submitted the following resolution and supporting statement for inclusion in this Proxy Statement. Upon a written or oral request made to the Secretary of the Company, the Company will provide the name, address and shareholdings of the proponent of this resolution to any shareholder of the Company.

SUPPLIER SUSTAINABILITY REPORTING

RESOLVED: Shareholders request that the Board of Directors take the steps necessary to require the Company’s significant suppliers to each publish an annual, independently verifiable sustainability report that the Company makes available to its shareholders. Among other disclosures, reports should include the supplier’s objective assessments and measurements of performance on workplace safety, human and worker rights, and environmental compliance using internationally recognized standards, indicators and measurement protocols. In addition, reports should include incidents of non-compliance, actions taken to remedy those incidents, and measures taken to contribute to long-term prevention and mitigation.

Significant suppliers are those from which the Company reasonably expects to purchase at least $1 million in goods and services annually.

SUPPORTING STATEMENT

Increasingly, global companies recognize that their suppliers’ impacts and sustainability are inextricably intertwined with their own success. According to “A New Era of Sustainability, UN Global Compact-Accenture CEO Study 2010,” 93% of CEO’s agree that integrating sustainability issues is critical to the future success of their business and 88% believe they should integrate sustainability through their supply chains. The CEOs identified the difficulty of implementing across supply chains as the top barrier to the full integration of sustainability.

This is a significant concern for shareholders given that egregious human and worker rights abuses can occur in a company’s supply chain, creating legal, reputational and operational risks.

Leading companies require suppliers to adhere to international labor and human rights protocols, including the core conventions of the International Labor Organization and the United Nations Guiding Principles on Business and Human Rights. However, a Harvard Law School study by Aaron Bernstein and Christopher Greenwald, “Benchmarking Corporate Policies on Labor and Human Rights in Global Supply Chains,” (Nov. 2009), found a significant gap between general policies against labor and human rights abuse and more detailed standards and enforcement mechanisms required to carry them out.

Independent supplier audits are essential, but insufficient. By requiring suppliers to prepare annual sustainability reports using the Global Reporting Initiative (GRI) guidelines that the Company itself uses for sustainability reporting, the Company would strengthen its ability to assess its suppliers’ performance and hold its suppliers accountable; enable shareholders to better understand and assess potential reputational and/or operational risks; and, consistent with the principle that “what gets measured gets managed,” prompt more responsible business practices by suppliers.

As Microsoft stated in announcing its plan in October 2011 to require sustainability reporting from key hardware vendors, “The new reporting mechanism complements and strengthens Microsoft’s existing auditing and assurance programs, which include third-party monitoring of its contract hardware manufacturers. The reporting requirement will also drive sustainability improvements in Microsoft’s supply chain.”

Other leading corporations taking steps to require or encourage suppliers to prepare GRI-based sustainability reports include Apple, Cisco, Dell, Hewlett Packard, Intel, Oracle and PUMA. In some cases, the companies provide guidance to suppliers who need assistance, show preference to suppliers who meet or exceed expectations, and/or include web links to their suppliers’ sustainability reports.

We urge shareholders to vote for this proposal.

RESPONSE OF THE HASBRO, INC. BOARD OF DIRECTORS

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST PROPOSAL NUMBER FIVE FOR THE FOLLOWING REASONS

The Board of Directors is opposed to the proposal requiring suppliers to produce annual sustainability reports. Hasbro’s existing sustainability and corporate social responsibility (CSR) reporting programs, described below, already provide shareholders with an effective means for evaluating supplier performance, supplier accountability, potential reputational and operational risks, and responsible business practices. Therefore, the proposal would create duplicative efforts and would force our suppliers to incur significant expenses in connection with the commitment of resources necessary to prepare such reports. This requirement — and the increased expenses incurred by our suppliers in preparing these reports — could ultimately lead to higher costs for us to manufacture our products and higher prices to our consumers. This would place Hasbro at a competitive disadvantage against those competitors whose suppliers are not required to incur the expenses associated with mandated, annual sustainability reports.

Public reporting is important for shareholder evaluation of company performance, including supply chain performance, and Hasbro has been and continues to be an industry leader in this area. Hasbro issues a CSR Report, together with regular updates, and also publicly reports to the world’s largest public carbon database, the Carbon Disclosure Project (CDP). It is important to note that the public reporting includes data and information regarding Hasbro’s supply chain and supplier performance.

For example, in Hasbro’s full, GRI-based CSR Report, and update report, the following information relating to supplier performance and sustainability progress is already publicly disclosed:

•	List of Vendors: A complete list of Hasbro owned and operated factories as well as third party vendors (available at: http://csr.hasbro.com/downloads/Hasbro_factories.pdf).

•

Ratings of Vendors: The ethical, social, and health and safety ratings or “seals” of our vendors, as per the International Council of Toy Industries (ICTI) (available at: http://csr.hasbro.com/das02-products.php).

•

Product Safety Requirements: The product safety and quality assurance five-step “Total Quality” processes, to which all Hasbro vendors are required to adhere (available at: http://csr.hasbro.com/saf03-quality-assurance-testing.php).

•

Product Safety Record: Hasbro’s product safety record, which is a reflection not only of Hasbro’s performance, but also a reflection of the performance standards to which vendors manufacturing Hasbro products are held and with which they comply (available at: http://csr.hasbro.com/das02-products.php and at http://csr.hasbro.com/downloads/CSR_2011_Report.pdf).

•

Packaging Material Usage: Per Hasbro requirements, Hasbro vendors no longer utilize polyvinyl chloride (PVC) in packaging for new toy and game packaging, and by the end of 2013, all packaging being produced will be PVC — free.

•

Paper Usage: Hasbro’s paper sourcing policy outlines our approach and our expectations of suppliers on sustainable paper sourcing. We have communicated our paper policy to our suppliers, informing them of our expectations and goals, and we have embedded the policy into our company-wide quality assurance policies and procedures. Hasbro monitors and reports on progress in this area.

•

Transportation Footprint: Information about our transportation efficiencies, including how we work closely with our contract carriers and manufacturers to minimize emissions from product distribution is publicly disclosed and available at http://csr.hasbro.com/sus06-logistics.php.

•

Sustainability Support for Vendors: We seek to conduct business with factories that share our commitment to reducing the impact of operations on the environment. Vendors must comply with all applicable laws relating to the environment, including disposal of toxic materials in a controlled and safe manner. We monitor and address environmental issues and instances of non-compliance in our supply chain through regular audits and onsite assessments. Many of the processes we use to ensure ethical compliance in manufacturing vendors incorporate environmental checks. In addition, in the past, we organized webinars for Hasbro licensees and licensors, exploring how to manage social and environmental compliance in the supply chain. This initiative was part of our work with the Licensing Working Group (LWG) in collaboration with the International Licensing Industry Merchandisers’ Association (LIMA) and BSR.

Additionally, Hasbro annually collects and publicly reports, through the CDP, data relating to greenhouse gas emissions associated with vendor energy use including electricity consumption and fuel use (natural gas, fuel oil and coal). As a result of Hasbro’s sustainability and supply chain transparency, Hasbro has been named one of the World’s Most Ethical Companies and one of the 100 Best Corporate Citizens. Hasbro also was named by the U.S. Environmental Protection Agency (EPA) for excellence in greenhouse gas management.

In summary, we believe that requiring our suppliers to produce annual sustainability reports would be duplicative in nature and would force our suppliers to incur significant expenses in connection with the commitment of resources necessary to prepare and publish such reports. This requirement — and the increased expenses incurred by our suppliers in preparing these reports — could ultimately lead to higher costs for us to manufacture our products and higher prices to our consumers. This would not be in the best interests of Hasbro’s shareholders, customers, and consumers and would place Hasbro at a competitive disadvantage against those competitors whose suppliers are not required to incur the expenses associated with mandated, annual sustainability reports. We believe that annual sustainability reporting by suppliers would be duplicative of existing data collection and reporting efforts as well as costly, with no added benefit to the shareholders or the Company.

Hasbro’s existing public reporting programs already provide shareholders with a means to evaluate the information cited in the proposal: supplier performance; supplier accountability; potential reputational and operational risks; and responsible business practices by suppliers. For these reasons, the Board believes that the Company’s current corporate social responsibility programs and existing public reporting mechanisms are in the best interests of the Company and its shareholders, and the Board is opposed to the shareholder proposal.

FOR THE ABOVE REASONS, THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE AGAINST THIS PROPOSAL.

OTHER BUSINESS

Management knows of no other matters that may be presented to the Meeting. However, if any other matter properly comes before the Meeting, or any adjournment or postponement thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

In accordance with a notice sent to certain street name shareholders of our Common Stock who share a single address, only one copy of the Notice of Internet Availability of Proxy Materials or proxy materials for the year ended December 30, 2012 is being sent to that address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate copy of this Notice of Internet Availability of the Proxy Materials, the proxy statement or our Annual Report on Form 10-K for the year ended December 30, 2012, he or she may contact Debbie Hancock, Vice President of Investor Relations, Hasbro, Inc., 1027 Newport Avenue, Pawtucket, Rhode Island 02862, phone (401) 431-8697, and we will deliver those documents to such shareholder promptly upon receiving the request. Any such shareholder may also contact our Investor Relations Department using the above contact information if he or she would like to receive separate Notices of the Internet Availability of Proxy Materials or proxy statements and annual reports in the future. If you are receiving multiple copies of our Notice of Internet Availability of the Proxy Materials, annual report or proxy statement, you may request householding in the future by contacting the Investor Relations Department using the above contact information.

COST AND MANNER OF SOLICITATION

The cost of soliciting proxies in the accompanying form has been or will be borne by the Company. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and the Company will reimburse them for any reasonable expenses incurred in connection therewith. The Company has also retained Morrow & Co., LLC, 470 West Avenue, Stamford CT 06902 to aid in the solicitation of proxies at an estimated cost of $12,000 plus reimbursement of reasonable out-of-pocket expenses. In addition to use of mail, proxies may be solicited by officers and employees of the Company or of Morrow & Co., LLC in person or by telephone.

It is important that your shares be represented at the Meeting. If you are unable to be present in person, you are respectfully requested to vote by Internet, by telephone or by marking, signing and dating a proxy and returning it in as promptly as possible. No postage is required if mailed in the United States.

By Order of the Board of Directors

Barbara Finigan

Corporate Secretary

Dated: April 8, 2013

Pawtucket, Rhode Island

Appendix A

HASBRO, INC. STANDARDS FOR DIRECTOR INDEPENDENCE

FEBRUARY 2013

The following are the standards that will be employed by the Hasbro, Inc. (the “Company”) Board of Directors in determining issues of director independence pursuant to applicable legal requirements and the rules of The NASDAQ Stock Market. For purposes of these standards (i) the Company is meant to include not only Hasbro, Inc., but all of its subsidiaries and divisions, and (ii) a director’s immediate family is deemed to include the following relationships, whether by blood, marriage or adoption: the director’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law and brothers and sisters-in-law, or anyone else residing in such person’s home.

•

The Board of Directors (the “Board”) must affirmatively determine that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization which has a relationship with the Company). The Company will disclose this determination in compliance with all applicable rules and regulations.

•

No director who is an employee (or whose immediate family member is an executive officer) of the Company can be independent until at least three years after such employment or executive officer relationship has ended.

•

No director who is affiliated with or employed by (or whose immediate family member is affiliated or employed in a professional capacity by) a present or former internal or external auditor of the Company can be independent until at least three years after the end of either the affiliation or the employment or auditing relationship.

•

No director can be independent if he or she directly or indirectly receives from the Company any fees or compensation other than that which is related solely to his or her (i) service as a member of the Board or one of its committees, (ii) benefits under a tax-qualified retirement plan or (iii) non-discretionary compensation. A director who accepts any consulting, advisory or other compensatory fees from the Company other than in this connection will not be considered independent. The same prohibition applies with respect to members of a director’s immediate family, with the exclusion of compensation received by an immediate family member as a non-executive officer employee of the Company, which will be considered in making an independence determination, but which does not preclude a determination of independence.

•

No director who (or whose immediate family member) is employed as an executive officer of another entity where any of the Company’s present executives serve on that entity’s compensation committee can be independent until at least three years after the end of such service or employment relationship.

•

No director who is an executive officer, partner, controlling shareholder or an employee (or whose immediate family member is an executive officer, partner or controlling shareholder) of an entity (including a charitable entity) that makes payments to or receives payments from the Company in amount which, in any single fiscal year, exceeds the greater of $200,000 or 5% of such entity’s consolidated gross revenues, can be independent until three years after falling below such threshold.

•

No director who is performing, or is a partner, member, officer, director or employee of any entity performing, paid consulting, legal, investment banking, commercial banking, accounting, financial advisory or other professional services work (“professional services”) for the Company can be independent until three years after such services have ended.

Additional Relationships to Consider in Determining Director Independence

The following are suggested parameters that the Board has agreed to consider in determining whether a director has a material relationship or affiliation with the Company that would impact a finding of independence.

A-1

If a director satisfies all of the criteria set forth below it would suggest that the director, absent other contrary considerations, does not have a material relationship with the Company and is independent. If a director fails to satisfy one or more of the criteria set forth below, further Board inquiry and discussion is needed to determine if the director has a material relationship with the Company or may be found independent.

Business and Professional Relationships of Directors and Their Family Members

•

The director is not currently providing personally, and has not provided personally within the past three years, property, goods or services (other than services as a member of the Board or any committees thereof) to the Company or any of its executive officers.

•

No member of the director’s immediate family is currently providing personally, or has provided personally within the past three years, property, goods or services (other than services as an unpaid intern of the Company) to the Company or any of its executive officers.

•

The director is not currently receiving personally, and has not received personally within the past three years, property, goods or services from the Company. The foregoing requirements do not apply to compensation, services or goods paid or provided to the director solely in connection with the director’s service on the Board or any committees thereof, including $1,000 or less a year in the Company’s products which may be given to the director or one or more of the director’s family members as a director benefit.

•

No member of the director’s immediate family is currently receiving personally, or has received personally within the past three years, property, goods or services from the Company, excluding the de minimus Company product benefit mentioned above. The foregoing requirements do not apply to unpaid internships provided to a member of the director’s immediate family.

•

The director is not an executive officer or employee of any entity to which the Company was indebted at any time within the past three years or which was indebted to the Company at any time within the past three years in an amount that exceeded at the end of any such year the greater of (i) 2% of such entity’s consolidated assets or (ii) $1,000,000.

Compensation

•

Notwithstanding the restriction described above with respect to direct or indirect receipt of consulting, advisory or other compensatory fees other than in connection with Board or committee service, arrangements between the Company and (i) entities affiliated with the director or (ii) immediate family members of the director, which may be deemed to provide a form of indirect compensation to the director, will not result in a loss of status as an independent director provided such relationships do not violate the requirements set forth above.

Charitable Relationships

•	The director is not an executive officer or an employee of an entity that has received charitable contributions from the Company in excess of $100,000 in any of the past three fiscal years.

•

No member of the director’s immediate family is an executive officer of an entity that has received charitable contributions from the Company in excess of $100,000 in any of the past three fiscal years.

Stock Ownership

•	The director’s stock ownership, as determined in accordance with the rules of the SEC as applied to preparation of proxy statements, does not exceed 5% of the Company’s outstanding stock.

Other Family Relationships

•	The director is not related to any other member of the Company’s board of directors or any officer of the Company.

A-2

Appendix B

HASBRO, INC.

RESTATED 2003 STOCK INCENTIVE PERFORMANCE PLAN

1.	Defined Terms

Exhibit A, which is incorporated herein by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms.

2.	Purpose

The Plan has been established to advance the interests of the Company and to increase shareholder value by providing for the grant to Participants of Stock-based and other incentive Awards which provide such Participants with a proprietary interest in the growth and performance of the Company and with incentives for continued service to the Company and its Affiliates.

3.	Term

The Plan shall become effective upon adoption of the Plan by the Board, subject to shareholder approval within twelve months after adoption. The Board may grant Awards under the Plan prior to such shareholder approval, but any such Award shall become effective as of the date of grant only upon such approval and, accordingly, no such Award may be exercisable prior to such approval. The Plan shall remain in effect until December 31, 2010 unless sooner terminated by the Board, subject to Section 10 hereof. After termination of the Plan, no future Awards may be granted under the Plan, but previously granted Awards shall remain outstanding in accordance with their applicable terms and conditions.

4.	Administration

The Administrator has full and exclusive discretionary authority, subject only to the express provisions of the Plan, to interpret, construe and implement the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe, implement and modify forms, rules and procedures for operation of the Plan; and otherwise do all things necessary to carry out the purposes of the Plan. In the case of any Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Administrator will exercise its discretion consistent with qualifying the Award for that exception. Determinations of the Administrator made under the Plan will be conclusive and will bind all parties and Participants under the Plan. The Administrator shall be entitled to rely on reports, opinions, or statements of officers or employees of the Company as well as those of counsel, public accountants and other professional or expert persons. No member of the Administrator shall be subject to any individual liability with respect to the Plan.

Notwithstanding the foregoing, as is more fully set forth in Section 10 of the Plan, the Administrator may not make material amendments to the Plan or reprice Stock Options granted under the Plan without shareholder approval.

The grant of any Awards under the Plan is at the sole discretion of the Administrator. The Plan does not entitle any person eligible to participate in the Plan to any Awards and there is no guarantee that any person eligible to participate will be granted Awards under the Plan. No Participant shall have any right by reason of the grant of any Award under the Plan to continued employment by the Company. To the extent that Awards are made under the Plan, the terms of Awards may differ between different Award grants and Participants, whether or not such Participants or potential Participants are similarly situated.

The Administrator will exercise its discretion under the Plan in such a way as to comply, to the maximum extent practicable in carrying out the goals of the Plan, in a manner consistent with the requirements of Code Section 409A or an exemption from those requirements, provided, however, that neither the Administrator, the Company or the Plan shall have any liability for any failure to so comply.

5.	Shares Subject to the Plan and Limits on Awards Under the Plan

(a) Number of Shares.    A maximum of 17,500,000 shares of Stock may be delivered pursuant to Awards under the Plan. No more than 6,500,000 shares of Stock may be delivered pursuant to Awards other than Stock Options or SARs. Notwithstanding anything in the Plan to the contrary, any shares of Stock that are issued by the Company, and any Awards that are granted by, or become obligations of, the Company, through the assumption by the Company of, or in substitution for, outstanding awards previously granted by an acquired company shall not be counted against the shares of Stock available for delivery under the Plan and the terms and conditions of any such awards shall be the original terms and conditions thereof as adjusted by or pursuant to any applicable acquisition agreements. Shares tendered in payment of an Award’s exercise price, shares withheld to pay taxes due upon an Award and shares purchased by the Company using proceeds from Awards will not increase the total number of remaining shares authorized to be delivered pursuant to Awards under the Plan, and the gross number of shares covered by any SAR Awards granted under the Plan, as opposed to the net number of shares actually delivered under SARs, will be deducted from the number of shares remaining available for delivery pursuant to Awards under the Plan.

(b) Type of Shares.    Stock delivered by the Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company. No fractional shares of Stock will be delivered under the Plan. Any fractional Shares which, but for this provision, would have been issued shall be deemed to have been issued and immediately sold to the Company for their Fair Market Value, and the Participant shall receive from the Company cash in lieu of such fractional shares, less all applicable withholding taxes.

(c) Award Limits.    The maximum number of shares of Stock for which Stock Options may be granted to any person in any calendar year and the maximum number of shares of Stock subject to SARs granted to any person in any calendar year will together be an aggregate of 1,000,000 shares. The maximum benefit that may be paid to any person under other Awards in any calendar year will be, to the extent paid in shares, 200,000 shares, and, to the extent paid in cash, $1 million. The foregoing provisions will be construed and applied consistent with Section 162(m). No Award under the Plan may be outstanding for a term longer than ten years from the date of grant of such Award.

6.	Eligibility and Participation

The Administrator will select Participants from among key Employees and directors of the Company or its Affiliates who, in the opinion of the Administrator, are in a position to make a significant contribution to the success of the Company and its Affiliates. Eligibility for ISOs is limited to employees of the Company or of a “parent corporation” or “subsidiary corporation” of the Company as those terms are defined in Section 424 of the Code.

7.	Rules Applicable to Awards

(a) All Awards

(1) Award Provisions.    The Administrator will determine the terms of all Awards, subject to the limitations provided herein. A Participant shall have no rights with respect to the Plan, or any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the Participant and all the terms, conditions, and provisions of the Plan and the Award applicable to such Participant have been met. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant.

(2) Transferability.    Neither ISOs, nor, except as the Administrator otherwise expressly provides, other Awards may be transferred other than by will or by the laws of descent and distribution, and during a Participant’s lifetime ISOs (and, except as the Administrator otherwise expressly provides, other non-transferable Awards requiring exercise) may be exercised only by the Participant.

(3) Vesting, Etc.    The Administrator shall determine the time or times at which an Award will vest or become exercisable and the terms on which an Award requiring exercise will remain exercisable, provided that, except in the case of Awards made in connection with the recruitment of new Employees (including new officers) or new directors, (i) Stock Options shall vest in equal annual installments over a period of not less than three years and (ii) Restricted Stock and Deferred Stock shall vest not earlier than three years from the grant date of the Award. Subject to the foregoing restriction, the Administrator may at any time accelerate the vesting or exercisability of an Award, regardless of any adverse or potentially adverse tax consequences resulting from such acceleration. The Administrator may at any time accelerate the vesting or exercisability of an Award, without being subject to the limitations set forth in the first sentence of this Section 7(a)(3), if such acceleration is associated with the death, disability, retirement or other termination of Employment or service of a Participant. For purposes of the foregoing sentence, the Administrator will have sole and conclusive power to define the types of disability, retirement or other termination of Employment or service associated with such acceleration.

The Administrator has full power and authority to determine, for each Award, how long after cessation of the Participant’s Employment or service as a director an Award requiring exercise will continue to be exercisable. Unless the Administrator expressly provides otherwise in the applicable Award agreement or through other means, immediately upon the cessation of the Participant’s Employment or service as a director an Award requiring exercise will cease to be exercisable and will terminate, and all other Awards to the extent not already vested will be forfeited, except that these default rules further provide, unless otherwise modified by the Administrator for a particular Award or Awards, that:

(A) subject to (B) and (C) below, all Stock Options and SARs held by the Participant or the Participant’s permitted transferee, if any, immediately prior to the cessation of the Participant’s Employment or service as a director, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of three months from the date of termination or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 7(a)(3)(A), and will thereupon terminate;

(B) all Stock Options and SARs held by a Participant or the Participant’s permitted transferee, if any, immediately prior to the Participant’s death, to the extent then exercisable, will remain exercisable for the lesser of (i) the one year period ending with the first anniversary of the Participant’s death or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 7(a)(3)(B), and will thereupon terminate; and

(C) all Stock Options and SARs held by a Participant or the Participant’s permitted transferee, if any, immediately prior to the cessation of the Participant’s Employment or service as a director will immediately terminate upon such cessation if the Administrator in its sole discretion determines that such cessation of Employment or service as a director has resulted for reasons which cast such discredit on the Participant as to justify immediate termination of the Award.

(4) Taxes.    The Administrator will make such provision for the withholding of all applicable taxes as it deems necessary. The Administrator may, but need not, permit a Participant to satisfy tax withholding requirements by (i) having the Participant deliver cash or a check payable to the order of the Company, (ii) holding back shares of Stock from an Award, or (iii) permitting a Participant to tender shares of Stock which have been owned by the Participant for at least six months having a Fair Market Value equal to the amount of the applicable withholding taxes. In no event may withholding taxes paid by a Participant exceed the minimum withholding required by law. Subject to the provisions of the Plan, the Administrator may, but need not, pay all or a portion of the tax liability incurred or to be incurred by a Participant as a result of Awards made to or settled by such Participant under the Plan.

(5) Dividend Equivalents, Deferrals, Etc.    The Administrator may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award. Such dividend equivalents and other payments may be paid currently or may be credited to an account established under the Plan in the name of the Participant.

The Administrator may require or permit Participants to elect to defer the issuance of Stock or the settlement of Awards under such rules and procedures as it may establish under the Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents on deferred amounts denominated in Stock.

(6) Rights Limited.    Nothing in the Plan will be construed as giving any person the right to continued employment or service with the Company or its Affiliates, or any rights as a shareholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of the Company or an Affiliate to the Participant.

Unless otherwise determined by the Administrator, the Plan shall be unfunded and shall not create, or be construed to create, a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award under the Plan, such rights, unless otherwise determined by the Administrator, shall be no greater than the rights of an unsecured general creditor of the Company.

(7) Section 162(m).    This Section 7(a)(7) applies to any Performance Award intended to qualify as performance-based for the purposes of Section 162(m), other than a Stock Option or a SAR. In the case of any Performance Award to which this Section 7(a)(7) applies, the Plan and such Award will be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception. With respect to such Performance Awards, the Administrator will preestablish, in writing, one or more specific Performance Criteria no later than 90 days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)). The Performance Criteria so established shall serve as a condition to the grant, vesting or payment of the Performance Award, as determined by the Administrator. Prior to grant, vesting or payment of the Performance Award, as the case may be, the Administrator will certify whether the Performance Criteria have been attained and such determination will be final and conclusive. If the Performance Criteria with respect to the Award are not attained, no other Award will be provided in substitution of the Performance Award. No Performance Award to which this Section 7(a)(7) applies may be granted after the fifth anniversary of the approval of the Plan by shareholders of the Company until the Performance Criteria (as originally approved or as subsequently amended) have been resubmitted to and reapproved by the shareholders of the Company in accordance with the requirements of Section 162(m), unless such grant is made contingent upon such approval.

(b) Awards Requiring Exercise

(1) Time And Manner Of Exercise.    Unless the Administrator expressly provides otherwise, an Award requiring exercise by the holder will not be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator) signed by the appropriate person and accompanied by any payment required under the Award. If the Award is exercised by any person other than the Participant, the Administrator may require satisfactory evidence that the person exercising the Award has the right to do so.

(2) Exercise Price.    The exercise price of a Stock Option will not be less than the Fair Market Value of the Stock subject to the Stock Option, determined as of the date of grant.

(3) Payment Of Exercise Price.    Where the exercise of an Award is to be accompanied by payment, the Administrator may determine the required or permitted forms of payment, subject to the following: (a) all payments will be by cash or check acceptable to the Administrator, or, if so permitted by the Administrator and if legally permissible, (i) through the delivery of shares of Stock that have been outstanding for at least six months (unless the Administrator approves a shorter period) and that have a Fair Market Value equal to the exercise price, (ii) by delivery to the Company of a promissory note of the person exercising the Award, payable on such terms as are specified by the Administrator, (iii) through a broker-assisted exercise program acceptable to the Administrator, (iv) by any other means acceptable to the Administrator or (v) by any combination of the foregoing permissible forms of payment; and (b) where shares of Stock issued under an Award are part of an original issue of shares, the Award will require that at least so much of the exercise price as equals the par value of such shares be paid other than by delivery of a promissory note or its equivalent. The delivery of shares in payment of the exercise price under clause (a)(i) above in this Section 7(b)(3) may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Administrator may prescribe.

(c) Awards Not Requiring Exercise

Awards of Restricted Stock, Deferred Stock and Unrestricted Stock may be made in exchange for past services or other lawful consideration.

8.	Effect of Certain Transactions

(a) Change in Control

(1) Upon the occurrence of an event constituting a Change in Control, all Awards outstanding on such date shall become 100% vested and the then value of such Awards, less all applicable withholding taxes, shall be paid to the Participant in cash (or, in the case of Stock Options, SARs, Restricted Stock, Unrestricted Stock, Deferred Stock and any other Awards providing for equity in the Company, either in cash or in shares of Stock, or in any combination thereof, as may be determined by the Administrator in its sole and absolute discretion) as soon as may be practicable (but in all events not later than the fifteenth (15th) day of the third month following the end of year in which the Change of Control occurs). Upon such payment, such Awards shall be cancelled.

(2) The amount of cash to be paid with respect to Stock Options, SARs, Restricted Stock, Deferred Stock, Unrestricted Stock and Performance Awards providing for shares of Stock shall be determined by multiplying the number of such Awards by (i) in the case of Restricted Stock, Unrestricted Stock, Deferred Stock and Performance Awards providing for shares of Stock, the CIC Price, provided, however, that in the case where the performance period, if any, has been completed on or prior to the occurrence of a Change in Control, the number of Awards to be multiplied shall be the number of shares issued or vested pursuant to the Award as determined in accordance with the Award agreement and in the case where the performance period, if any, has not been completed upon the occurrence of a Change in Control, the number of Awards to be multiplied shall be either, as determined by the Administrator at the time of grant of the Award and set forth in the Award agreement, the (i) target number of such Awards as determined by the Administrator at the time of grant or (ii) higher of the target number of such Awards as determined by the Administrator at the time of grant and the number of shares issuable based on actual performance to date, in each case prorated based on the number of fiscal years then completed during the performance period, unless the Administrator has set forth in the applicable Award agreement that no such proration shall take place, in which case the Award would not be so prorated according to the amount of the performance period completed, (ii) in the case of Stock Options, the difference between the exercise price per share and the CIC Price, if the CIC price is higher, and (iii) in the case of SARs, the difference between the exercise or designated price per share and the CIC Price, if the CIC price is higher. In addition, all accrued dividends and dividend equivalents or interest accrued on deferred settlements shall be paid. In the case of Cash Awards the amount of cash to be paid shall be determined, (i) where the performance period, if any, has been completed on or prior to the occurrence of a Change in Control, the value of such award as determined in accordance with the Award agreement and (ii) where the performance period, if any, has not been completed upon the occurrence of a Change in Control, either, as determined by the Administrator at the time of grant of the Award and set forth in the Award agreement, the (i) target value of such Awards as determined by the Administrator at the time of grant or (ii) the higher of the target value of such Awards as determined by the Administrator at the time of grant and the value of such awards based on actual performance to date, in each case prorated based on the number of fiscal years then completed during the performance period, unless the Administrator has set forth in the applicable Award agreement that no such proration shall take place, in which case the Award would not be so prorated according to the amount of the performance period completed.

(3) In the event that the Administrator determines pursuant to Section 8(a)(1) above to pay Participants the value of an equity Award in shares of Stock, the number of shares of Stock to be paid to each Participant will be determined by taking the cash value which would have been paid if the Administrator had elected to pay in cash, computed in accordance with Section 8(a)(2) above, and dividing such value by the Payout Fair Market Value of the Stock. No fractional shares of Stock will be issued. The value of any fractional share amount will be paid to the Participant in cash.

(b) Changes in and Distributions with Respect to the Stock

(1) Basic Adjustment Provisions.    In the event of a stock dividend, stock split or combination or exchange of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure, the Administrator will make appropriate adjustments to the maximum numbers of shares that may be delivered under the Plan and certain types of Awards under the Plan under Section 5(a) and to the maximum share limits described in Section 5(c), and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change.

(2) Certain Other Adjustments.    To the extent consistent with qualification of ISOs under Section 422 of the Code and with the performance-based compensation rules of Section 162(m), where applicable, the Administrator may also make adjustments of the type described in paragraph (1) above to take into account distributions to shareholders and other changes that impact the Stock or Awards other than those provided for in Section 8(a) and 8(b)(1), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards made hereunder.

(3) Continuing Application of Plan Terms.    References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 8.

9.	Legal Conditions on Delivery of Stock

The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act. The Company may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.

10.	Amendment and Termination

The Administrator may at any time terminate the Plan as to any future grants of Awards and may at any time and from time to time amend or modify the Plan or any outstanding Award for any purpose which may at the time be permitted by law; provided, however, that no material amendment to the Plan (including an amendment to reprice Stock Options granted under the Plan) shall become effective without shareholder approval; and further provided, that except as otherwise expressly provided in the Plan or required by law, the Administrator may not, without the Participant’s consent, alter the terms of an Award so as to affect adversely the Participant’s rights under the Award, unless the Administrator expressly reserved the right to do so at the time of the Award. For purposes of this Section 10, neither a termination of the Plan nor any amendment or modification to an outstanding Award under the Plan (other than to reprice Stock Options) shall be considered a material amendment to the Plan.

The Administrator may, subject to the provisions of the Plan, create sub-plans to the Plan that may incorporate such terms as it considers necessary or desirable to operate the Plan in any non-United States jurisdiction in which Participants are situated and may implement such sub-plans in the form of schedules to the Plan applicable to the specified jurisdiction, provided that any Stock issued pursuant to such sub-plans shall be counted against the limits set forth in Section 5 of the Plan. Any such sub-plans created by the Administrator may provide for greater restrictions on Awards than those set forth in the Plan, but may not provide for greater benefits to Participants than the benefits permitted under the Plan itself.

11.	Other Compensation Arrangements

The existence of the Plan or the grant of any Award will not in any way affect the Company’s right to award a person bonuses or other compensation in addition to Awards under the Plan.

12.	Governing Law

The validity, construction and effect of the Plan and any action taken or relating to the Plan shall be determined in accordance with the laws of the State of Rhode Island and applicable federal law.

Exhibit A

Definition of Terms

The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

“Administrator”:    The Board or, if one or more has been appointed, the Committee. The Administrator may delegate ministerial tasks to such persons as it deems appropriate. For any Awards subject to the requirements of Section 162(m), the composition of any Committee functioning as the Administrator with respect to such Awards will meet all of the requirements of Section 162(m).

“Affiliate”:    Any corporation or other entity owning, directly or indirectly, 50% or more of the outstanding Stock of the Company, or in which the Company or any such corporation or other entity owns, directly or indirectly, 50% of the outstanding capital stock (determined by aggregate voting rights) or other voting interests.

“Award”:    Any or a combination of the following:

(i) Stock Options.

(ii) SARs.

(iii) Restricted Stock.

(iv) Unrestricted Stock.

(v) Deferred Stock.

(vi) Performance Awards.

(vii) Cash Awards.

“Board”:    The Board of Directors of the Company.

“Cash Award”:    An award denominated in cash that would constitute a “derivative security” for purposes of Rule 16b-6 or any successor Rule under the Securities Exchange Act of 1934 (the “1934 Act”) if not awarded pursuant to a plan satisfying the provisions of Rule 16b-3 under the 1934 Act. The payment of a Cash Award may be subject to such restrictions and conditions as may be established by the Administrator.

“Change in Control”:    Any of the following events, except to the extent that the Administrator, in its discretion, determines to further restrict the definition of a Change in Control for any given Award or Awards under the Plan at the time that such Award or Awards are made (with any such restriction eliminating and/or narrowing one or more of the following listed events as they would constitute a Change in Control for the impacted Award(s)):

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% [With respect to Awards made on or after May 24, 2006, the preceding “20%” is replaced with “35%”] or more of either (i) the then outstanding shares of the Stock (the “Outstanding Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change of Control:

(a) any acquisition directly from the Company or any of its subsidiaries;

(b) any acquisition by the Company or any of its subsidiaries;

(c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries;

(d) any acquisition by Alan or Sylvia Hassenfeld, members of their respective immediate families, or heirs of Alan or Sylvia Hassenfeld or of any member of their respective immediate families, the Sylvia Hassenfeld Trust, the Merrill Hassenfeld Trust, the Alan Hassenfeld Trust, The Hassenfeld Foundation, any trust or foundation established by or for the primary benefit of any of the foregoing or controlled by one or more of any of the foregoing, or any affiliates or associates (as such terms are defined in Rule 12b-2 promulgated under the 1934 Act) of any of the foregoing; or

(e) any acquisition by any corporation with respect to which, following such acquisition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Stock and the Outstanding Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Stock and Outstanding Voting Securities, as the case may be; or

(ii) Individuals who, as of the effective date of the Plan constitute the Board (the “Incumbent Board”) ceasing for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents; or

(iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Stock and Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Stock and Outstanding Voting Securities, as the case may be; or

(iv) Approval by the shareholders of the Company of (a) a complete liquidation or dissolution of the Company or (b) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Stock and Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Stock and Outstanding Voting Securities, as the case may be.

“CIC Price”:    The higher of (i) the highest price paid for a share of the Stock in the transaction or series of transactions pursuant to which a Change in Control shall have occurred, or (ii) the highest reported sales price of a share of the Stock during the 60 day period immediately preceding the date upon which the event constituting a Change in Control shall have occurred. To the extent that the consideration paid in any transaction or series of transactions described in (i) above consists in whole or in part of non-cash consideration, the value of such non-cash consideration shall be determined in the sole discretion of the Administrator.

“Code”:    The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.

“Committee”:    One or more committees of the Board meeting any applicable legal and other requirements.

“Company”:    Hasbro, Inc.

“Deferred Stock”:    An unfunded and unsecured promise to deliver Stock or other securities in the future on specified terms.

“Employee”:    Any person who has an Employment relationship with the Company or an Affiliate.

“Employment”:    A Participant’s employment or other service relationship with the Company and/or its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in the instructions to Form S-8 promulgated by the Securities and Exchange Commission to the Company or any of its Affiliates. If a Participant’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant’s Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates.

“Fair Market Value”:    The average of the high and low sales prices of the Stock as reported in The Wall Street Journal for New York Stock Exchange Transactions or similar successor consolidated transactions reports for the relevant date (or the comparable consolidated transaction reports for any other national securities exchange or NASDAQ National Market Issues, if the Stock is admitted for trading or quotation on said exchange or market), or, if no sales of the Stock were made on said exchange or market on that date, the average of the high and low prices of the Stock as reported in said composite transactions report for the preceding day on which sales of the Stock were made on said exchange or market. If the Stock is not then trading on an exchange or quoted in NASDAQ National Market Issues, then Fair Market Value shall be the mean between the bid and asked prices for the relevant over-the-counter transaction on such date or the preceding day on which sales of Stock were made over-the-counter, or if there are not such transactions, Fair Market Value shall be determined in good faith by the Administrator. Notwithstanding the foregoing, for purposes of valuing Stock delivered to the Company by a Participant in payment of the exercise price of a Stock Option or Stock delivered or withheld in payment of applicable tax withholding, if the Participant sells, on a national securities exchange, or on NASDAQ or over-the-counter, the Stock acquired on the same day as the date of exercise, the Administrator shall have the discretion to deem the per share Fair Market Value of the Stock so delivered or withheld to be the actual sales price per share of the Stock so sold. Under no circumstances shall Fair Market Value be less than the par value of the Stock.

“ISO”:    A Stock Option intended to be an “incentive stock option” within the meaning of Section 422 of the Code. Each option granted pursuant to the Plan will be treated as providing by its terms that it is to be a non-incentive option unless, as of the date of grant, it is expressly designated as an ISO.

“Participant”:    A person who is granted an Award under the Plan.

“Payout Fair Market Value”:    The average of the Fair Market Values of the Stock for the ten trading days immediately preceding the date on which the Change in Control shall have occurred.

“Performance Award”:    An Award subject to Performance Criteria. The Administrator in its discretion may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) and Performance Awards that are not intended so to qualify.

“Performance Criteria”:    Specified criteria the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a Performance Criterion will mean an objectively determinable measure of performance relating to any one or any combination of the following criteria (determined either (i) on a consolidated basis or, (ii) as the context permits and as determined by the Administrator, on a segment, divisional, sector, subsidiary, business unit, line of business, project or geographical basis or on the basis of one or more designated products or brands (herein collectively “business unit”), or in combinations thereof, all as selected by the Administrator in each individual case): net earnings; earnings per share; net earnings per share; stock price; net revenues; gross profit; operating profit; earnings before income taxes; earnings before interest and taxes; earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; cost control; cash net earnings; return on assets; return on capital investment; return on shareholders’ equity; return on net revenues; net cash provided by operating activities; working capital; economic value added; total shareholder return on common stock relative to S&P 500 Index; total shareholder return on common stock relative to the Russell 1000 Consumer Discretionary Index; sales; core brands growth; core brands net revenues; operating margin; and free cash flow. Performance goals utilizing the foregoing business criteria may be based upon the achievement of specified levels of consolidated or other business unit performance under one or more of the measures described above relative to internal targets, the past performance of the Company or relevant business unit, or the past, present or future performance of other corporations or their relevant business units. A Performance Criterion measure and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss. In setting the Performance Criteria the Administrator intends to set goals which are indicative of strong performance. Satisfaction of Performance Criteria may, in the Administrator’s discretion, be determined to the extent applicable, (i) in accordance with generally accepted accounting principles applied on a consistent basis and/or (ii) exclusive of designated (a) changes in accounting principles, (b) extraordinary items, (c) material restructurings, (d) material nonrecurring items, (e) material non-budgeted items and (f) results of operations of acquisitions or divestitures consummated during the fiscal year; each of the items in this section (ii) being excluded to the extent authorized by the Administrator.

“Plan”:    The Hasbro, Inc. Restated 2003 Stock Incentive Performance Plan as from time to time amended and in effect.

“Restricted Stock”:    An Award of Stock for so long as the Stock remains subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.

“Section 162(m)”:    Section 162(m) of the Code, or any successor provision.

“SARs”:    Rights entitling the holder upon exercise to receive cash or Stock, as the Administrator determines, equal to a function (determined by the Administrator using such factors as it deems appropriate) of the amount by which the Stock has appreciated in value since the date of the Award.

“Stock”:    Common Stock of the Company, par value $.50 per share.

“Stock Options”:    Options entitling the recipient to acquire shares of Stock upon payment of the exercise price. Stock Options can be either ISO’s or non-incentive options.

“Unrestricted Stock”:    An Award of Stock not subject to any restrictions under the Plan.

FIRST AMENDMENT TO

HASBRO, INC. RESTATED 2003 STOCK INCENTIVE PERFORMANCE PLAN

The Hasbro, Inc. Restated 2003 Stock Incentive Performance Plan (the “2003 Plan”) is hereby amended in the manner set forth below, such amendment to be effective as of the effective time of approval of this First Amendment to Hasbro, Inc. Restated 2003 Stock Incentive Performance Plan (the “First Amendment”) by the shareholders of Hasbro, Inc. (the “Company”).

Notwithstanding the foregoing, this First Amendment shall only become effective if approved by the Company’s shareholders at the Company’s 2009 Annual Meeting of Shareholders, or any adjournment thereof.

1. The first two sentences of Section 5(a) of the 2003 Plan are deleted and replaced in their entirety with the following:

“A maximum of 23,500,000 shares of Stock may be delivered pursuant to Awards under the Plan. No more than 4,090,000 shares of Stock may be delivered pursuant to Awards other than Stock Options or SARs.”

2. The third sentence of Section 3 of the 2003 Plan is deleted and replaced in its entirety with the following:

“The Plan shall remain in effect until December 31, 2013 unless sooner terminated by the Board, subject to Section 10 hereof.”

3. Subsections (a)(ii) and (b) of the first sentence of Section 7(b)(3) of the Plan are removed and the remaining subsections of subsection (a) renumbered such that Section 7(b)(3) now reads in its entirety as follows:

“(3) Payment Of Exercise Price. Where the exercise of an Award is to be accompanied by payment, the Administrator may determine the required or permitted forms of payment, subject to the following: (a) all payments will be by cash or check acceptable to the Administrator, or, if so permitted by the Administrator and if legally permissible, (i) through the delivery of shares of Stock that have been outstanding for at least six months (unless the Administrator approves a shorter period) and that have a Fair Market Value equal to the exercise price, (ii) through a broker-assisted exercise program acceptable to the Administrator, (iii) by any other means acceptable to the Administrator or (iv) by any combination of the foregoing permissible forms of payment. The delivery of shares in payment of the exercise price under clause (a)(i) above in this Section 7(b)(3) may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Administrator may prescribe.”

4. The first sentence of Section 7(a)(5) of the 2003 Plan is deleted and replaced in its entirety with the following:

“The Administrator may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award, provided that no such cash dividends or distributions will be paid or accrued with respect to Awards subject to performance criteria (other than time vesting criteria) that have not yet been met.”

SECOND AMENDMENT TO

HASBRO, INC. RESTATED 2003 STOCK INCENTIVE PERFORMANCE PLAN

The Hasbro, Inc. Restated 2003 Stock Incentive Performance Plan (the “2003 Plan”) is hereby amended in the manner set forth below, such amendment to be effective as of the effective time of approval of this Second Amendment to Hasbro, Inc. Restated 2003 Stock Incentive Performance Plan (the “Second Amendment”) by the shareholders of Hasbro, Inc. (the “Company”).

Notwithstanding the foregoing, this Second Amendment shall only become effective if approved by the Company’s shareholders at the Company’s 2010 Annual Meeting of Shareholders, or any adjournment thereof.

1. The first two sentences of Section 5(a) of the 2003 Plan are hereby deleted and replaced in their entirety with the following:

“A maximum of 28,300,000 shares of Stock may be delivered pursuant to Awards under the Plan. No more than 8,200,000 shares of Stock may be delivered pursuant to Awards other than Stock Options or SARs.”

2. Section 5(c) of the 2003 Plan is hereby deleted and replaced in its entirety with the following:

“(c) Award Limits.    The maximum number of shares of Stock for which Stock Options may be granted to any person in any calendar year and the maximum number of shares of Stock subject to SARs granted to any person in any calendar year will together be an aggregate of 2,000,000 shares. The maximum benefit that may be paid to any person under other Awards which are granted in any calendar year will be: (i) to the extent paid in shares, 750,000 shares, (ii) to the extent such Awards are denominated in shares but paid in cash, 750,000 shares multiplied by the Fair Market Value of the shares on the date of payment under such Awards, and, (iii) to the extent otherwise paid in cash, $10 million. The foregoing provisions will be construed and applied consistent with Section 162(m). No Award under the Plan may be outstanding for a term longer than ten years from the date of grant of such Award.”

3. Section 7(a)(2) of the 2003 Plan is hereby deleted and replaced in its entirety with the following:

“(2) Transferability.    Neither ISOs, nor, except as the Administrator otherwise expressly provides consistent with the following sentence, other Awards may be transferred other than by will, a qualified domestic relations order or other domestic relations order, or by the laws of descent and distribution, and during a Participant’s lifetime ISOs (and, except as the Administrator otherwise expressly provides, other Awards requiring exercise) may be exercised only by the Participant. The Administrator may provide that Awards may be transferable by gift or as part of estate planning transactions, provided that in no case will the Administrator allow for transfers of Awards for value to persons who are not related or previously related to the Participant making the transfer.”

4. The first sentence of Section 7(a)(3) of the 2003 Plan is hereby deleted and replaced in its entirety with the following two sentences:

“The Administrator shall determine the time or times at which an Award will vest or become exercisable and the terms on which an Award requiring exercise will remain exercisable, provided that, except in the case of Awards made in connection with the recruitment of new Employees (including new officers) or new directors and except as otherwise permitted under Section 10 of the Plan, (i) Stock Options and SARs shall vest in one or more installments over a total vesting period of not less than three years, such that a Stock Option or SAR award will not become vested for the full number of shares subject to the Award over a period of less than three years from the date of grant of the Award, (ii) Restricted Stock and Deferred Stock shall vest in one or more installments over a total vesting period of not less than three years, such that Restricted Stock or Deferred Stock awards will not become vested for the full number of shares subject to the Award over a period of less than three years from the date of grant of the Award, and (iii) Performance Awards must have a performance period of at least one year. Notwithstanding the foregoing restrictions, up to 5% of the shares authorized under the Plan may be granted under Awards subject to shorter performance, vesting, or other periods, including subject to being immediately vested upon grant.”

The remainder of Section 7(a)(3) is not amended by this Amendment.

5. Section 7(a)(4) of the 2003 Plan is hereby deleted and replaced in its entirety with the following:

“(4) Taxes.    The Administrator will make such provision for the withholding of all applicable taxes as it deems necessary. The Administrator may, but need not, permit a Participant to satisfy tax withholding requirements by (i) having the Participant deliver cash or a check payable to the order of the Company, (ii) holding back shares of Stock from an Award, or (iii) permitting a Participant to tender shares of Stock which have been owned by the Participant for at least six months having a Fair Market Value equal to the amount of the applicable withholding taxes. In no event may withholding taxes paid by a Participant exceed the minimum withholding required by law.”

6. The first sentence of Section 7(a)(5) of the 2003 Plan is hereby deleted and replaced in its entirety with the following:

“The Administrator may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award, provided that no such cash dividends or distributions will be paid or accrued with respect to (i) outstanding Options or SARs or (ii) other Awards subject to performance criteria (other than time vesting criteria) that have not yet been met.

7. Section 7(b)(2) of the 2003 Plan is hereby deleted and replaced in its entirety with the following:

“(2) Exercise Price.    The exercise price of a Stock Option and the strike price of a SAR will not be less than the Fair Market Value of the Stock subject to the Stock Option or the SAR, determined as of the date of grant.”

8. The first paragraph of Section 10 of the 2003 Plan is hereby deleted and replaced in its entirety with the following:

“The Administrator may at any time terminate the Plan as to any future grants of Awards and may at any time and from time to time amend or modify the Plan or any outstanding Award for any purpose which may at the time be permitted by law; provided, however, that no material amendment to the Plan (including an amendment to reprice Stock Options or SARs granted under the Plan) shall become effective without shareholder approval; and further provided, that except as otherwise expressly provided in the Plan or required by law, the Administrator may not, without the Participant’s consent, alter the terms of an Award so as to affect adversely the Participant’s rights under the Award, unless the Administrator expressly reserved the right to do so at the time of the Award. For purposes of this Section 10 the following shall be considered material amendments to the Plan: (i) increasing benefits already accrued to participants under the Plan (other than in compliance with clause (iv) of this sentence), (ii) increasing the number of shares that may be issued under the Plan, (iii) modifying the requirements for participation in the Plan or (iv) waiving restrictions (such as accelerating the vesting period or waiving other Award restrictions), except in the case of death, disability, retirement, termination of employment or a Change in Control, provided that the Administrator may waive restrictions with respect to Awards covering up to an aggregate of 5% of the total shares authorized under the Plan for reasons other than those specified in the exceptions set forth in this clause (iv). For purposes of this Section 10, neither a termination of the Plan nor any amendment or modification to an outstanding Award under the Plan (other than to reprice Stock Options or SARs or to otherwise effect a change deemed material under the prior sentences of this Section 10) shall be considered a material amendment to the Plan.

9. The definition of “Administrator” in the 2003 Plan is hereby deleted and replaced in its entirety with the following:

““Administrator”:    A Committee appointed by the Board to be the Administrator which is composed entirely of independent directors. The Administrator may delegate ministerial tasks to such persons as it deems appropriate. For any Awards subject to the requirements of Section 162(m), the composition of any Committee functioning as the Administrator with respect to such Awards will meet all of the requirements of Section 162(m).”

10. The definition of “Cash Award” in the 2003 Plan is hereby deleted and replaced in its entirety with the following:

“Cash Award”: An award denominated in cash. The payment of a Cash Award may be subject to such restrictions and conditions as may be established by the Administrator.”

11. The definition of “Change in Control” in the 2003 Plan is amended to replace the phrase “Approval by the shareholders of the Company”, which appears at the beginning of both subsection (iii) and subsection (iv) of such definition, with the word “Consummation”.

Appendix C

[As Proposed for Approval at the 2013 Annual Meeting]

THIRD AMENDMENT TO

HASBRO, INC. RESTATED 2003 STOCK INCENTIVE PERFORMANCE PLAN

The Hasbro, Inc. Restated 2003 Stock Incentive Performance Plan (the “2003 Plan”) is hereby amended in the manner set forth below, such amendment to be effective as of the effective time of approval of this Third Amendment to the Hasbro, Inc. Restated 2003 Stock Incentive Performance Plan (the “Third Amendment”) by the shareholders of Hasbro, Inc. (the “Company”).

Notwithstanding the foregoing, this Third Amendment shall only become effective if approved by the Company’s shareholders at the Company’s 2013 Annual Meeting of Shareholders, or any adjournment thereof.

Approval by the shareholders of this Third Amendment shall also constitute reapproval of the 2003 Plan, and the Performance Criteria, all as amended by the Third Amendment, for purposes of Rule 162(m).

1. The third sentence of Section 3 of the 2003 Plan is deleted and replaced in its entirety with the following:

“The Plan shall remain in effect until December 31, 2017 unless sooner terminated by the Board, subject to Section 10 hereof.”

2. The first two sentences of Section 5(a) of the 2003 Plan are hereby deleted and replaced in their entirety with the following:

“A maximum of 32,600,000 shares of Stock may be delivered pursuant to Awards under the Plan (which represents an increase of 4,300,000 shares of Stock from the aggregate level previously authorized by the shareholders of the Company at the 2010 Annual Meeting of Shareholders). Of those authorized shares of Stock, no more than 10,200,000 shares of Stock (which represents an increase of 2,000,000 shares of Stock from the aggregate level previously authorized by the shareholders of the Company at the 2010 Annual Meeting of Shareholders) may be delivered pursuant to Awards other than Stock Options or SARs.”

3. Section 5(c) of the 2003 Plan is hereby deleted and replaced in its entirety with the following:

“(c) Award Limits.    The maximum number of shares of Stock for which Stock Options may be granted to any person in any calendar year and the maximum number of shares of Stock subject to SARs granted to any person in any calendar year will together be an aggregate of 2,000,000 shares. The maximum benefit that may be paid to any person under other Awards which are granted in any calendar year will be: (i) to the extent paid in shares, 1,000,000 shares, (ii) to the extent such Awards are denominated in shares but paid in cash, 1,000,000 shares multiplied by the Fair Market Value of the shares on the date of payment under such Awards, and (iii) to the extent otherwise paid in cash, $10 million. The foregoing provisions will be construed and applied consistent with Section 162(m). No Award under the Plan may be outstanding for a term longer than ten years from the date of grant of such Award.”

4. The first sentence of Section 7(a)(5) of the 2003 Plan is hereby deleted and replaced in its entirety with the following:

“The Administrator may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award, provided that no such cash dividends or distributions will be paid or accrued with respect to (i) outstanding Options or SARs or (ii) other Awards subject to performance criteria or time vesting criteria that have not yet been met.

5. The following sentence is added to the end of the existing first paragraph of Section 10 of the 2003 Plan:

“The following actions are considered material amendments under the Plan and the Company may not (except as provided for under Section 8(c) in connection with a Reorganization Event) take any such actions unless they are approved by the Company’s shareholders: (1) amend any outstanding Stock Option or SAR granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Stock Option or SAR, (2) cancel any outstanding Stock Option or SAR (whether or not granted under the Plan) and grant in substitution therefore new Awards under the Plan (other than substitute Awards granted by the Administrator pursuant to Section 8(c) in connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity) covering the same or a different number of shares of Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled Stock Option or SAR, (3) cancel in exchange for a cash payment any outstanding Stock Option or SAR with an exercise price per share above the then-current Fair Market Value, other than pursuant to Section 8(c), or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the NASDAQ Stock Market.”

6. The definition of “Performance Criteria” is amended and replaced in its entirety with the following:

““Performance Criteria”: Specified criteria the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a Performance Criterion will mean an objectively determinable measure of performance relating to any one or any combination of the following criteria (determined either (i) on a consolidated basis or (ii) as the context permits and as determined by the Administrator, on a segment, divisional, sector, subsidiary, business unit, line of business, project or geographical basis or on the basis of one or more designated products or brands (herein collectively “business unit”), or in combinations thereof, all as selected by the Administrator in each individual case): net earnings; earnings per share; net earnings per share; stock price; net revenues; gross profit; operating profit; earnings before income taxes; earnings before interest and taxes; earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; cost control; cash net earnings; return on assets; return on capital; return on capital investment; return on shareholders’ equity; return on net revenues; net cash provided by operating activities; working capital; economic value added; total shareholder return on common stock relative to S&P 500 Index; total shareholder return on common stock relative to the Russell 1000 Consumer Discretionary Index; total shareholder return on common stock relative to any index of companies or group of companies, such index or group either being assembled by a third party or by the Administrator, or one or more specific companies, all as selected by the Administrator; sales; core brands growth; core brands net revenues; operating margin; and free cash flow. Performance goals utilizing the foregoing business criteria may be based upon the achievement of specified levels of consolidated or other business unit performance under one or more of the measures described above relative to internal targets, the past performance of the Company or relevant business unit, or the past, present or future performance of other corporations or their relevant business units. A Performance Criterion measure and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss. In setting the Performance Criteria the Administrator intends to set goals which are indicative of strong performance. Satisfaction of Performance Criteria may, in the Administrator’s discretion, be determined to the extent applicable, (i) in accordance with generally accepted accounting principles applied on a consistent basis and/or (ii) exclusive of designated (a) changes in accounting principles, (b) extraordinary items, (c) material restructurings, (d) material nonrecurring items, (e) material non-budgeted items and (f) results of operations of acquisitions or divestitures consummated during the fiscal year; each of the items in this section (ii) being excluded to the extent authorized by the Administrator.”

The purpose of this Section 6 of the Third Amendment is to amend the definition of Performance Criteria to add, as permissible Performance Criteria, total shareholder return on common stock relative to any index of companies or group of companies, such index or group either being assembled by a third party or by the Administrator, or one or more specific companies, all as selected by the Administrator

7. Effective for both Awards granted after the date of approval of this Third Amendment by the shareholders of the Company, and such Awards granted prior to the date of approval of this Third Amendment by the shareholders of the Company that state that they are subject to the amended terms regarding a change in control contained in this Third Amendment and/or in future amendments to these provisions, the Plan shall reflect the amendments set forth below in subsections (A), (B), (C), (D) and (E) of this Section 7. For Awards granted prior to the date of approval of this Third Amendment by the shareholders of the Company that do not expressly state that they are subject to the amended terms contained in this Third Amendment regarding a change in control and/or in future amendments to these provisions, the Plan provisions in effect prior to the amendments set forth in this Section 7 of the Third Amendment shall govern.

(A) Section 8(a)(1) of the Plan is hereby deleted and replaced in its entirely with the following:

“(1) If a Participant’s Employment by the Company is terminated by the Company without Cause during the twenty-four (24) month period following a Change in Control, or the Participant resigns from the Company with Good Reason during the twenty-four (24) month period following a Change in Control, all of such Participant’s Awards outstanding on such date shall become 100% vested and the then value of such Awards (calculated in the manner set forth in Section 8(a)(2) of the Plan but calculated as of the date of the Participant’s termination of employment based on the then Fair Market Value of the Stock on such date of the termination of employment, rather than based on the date of a Change in Control and based on a CIC Price), less all applicable withholding taxes, shall be paid to the Participant in cash (or, in the case of Stock Options, SARs, Restricted Stock, Unrestricted Stock, Deferred Stock and any other Awards providing for equity in the Company, either in cash or in shares of Stock, or in any combination thereof, as may be determined by the Administrator in its sole and absolute discretion) as soon as may be practicable. Upon such payment, such Awards shall be cancelled.”

(B) The definition of “Change in Control” in the Plan is hereby deleted and replaced in its entirety with the following:

““Change in Control” means the occurrence of any one of the following events:

(i) consummation of the sale of all or substantially all (at least 85%) of the assets of the Company to one or more individuals, entities, or groups (other than an Excluded Owner);

(ii) consummation of the acquisition or attainment of ownership by a person, entity, or group (other than an Excluded Owner) of more than 50% of the total voting power of the Company’s then-outstanding securities eligible to vote to elect members of the Board (“Company Voting Securities”);

(iii) consummation of a merger or consolidation of the Company with or into any other entity (other than an Excluded Owner) unless the holders of the Company Voting Securities outstanding immediately before such merger or consolidation, together with any trustee or other fiduciary holding securities under a Company benefit plan, hold securities that represent immediately after such merger or consolidation more than 50% of the combined voting power of the Company Voting Securities and the then outstanding voting securities of the other surviving entity or its ultimate parent, as applicable; or

(iv) individuals who constitute the Board on the date hereof (“Incumbent Directors”) cease for any reason during a twelve-month period to constitute at least a majority of the Board; provided, that any individual who becomes a member of the Board subsequent to the date hereof and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall be treated as an Incumbent Director unless he or she assumed office as a result of an actual or threatened election contest with respect to the election or removal of directors.

Notwithstanding the foregoing, where required to avoid extra taxation under Section 409A, a “Change in Control” must also constitute a change in control as defined in Code section 409A(2)(A)(v) and the regulations thereunder (a “Section 409A Change in Control”) unless the Administrator determines otherwise.”

(C) The definition of an “Excluded Owner” is added to the Plan as follows:

“Excluded Owner” consists of (i) the Company, (ii) any entity in which the Company holds, directly or indirectly, stock or other ownership interests representing at least 50% of the voting power of all outstanding stock or ownership interests of such entity, (iii) any entity that holds, directly or indirectly, stock or other ownership interests representing at least 50% of the voting power of all stock or ownership interests of the Company, (iv) any Company benefit plan, and (v) any underwriter temporarily holding securities for an offering of such securities.”

(D) The definition of “Cause” is added to the Plan as follows:

““Cause” means a termination of a Participant’s Employment if such termination involves:

(i) an unauthorized use or disclosure of the Company’s confidential information or trade secrets, which use or disclosure causes material harm to the Company;

(ii) a material breach of a material agreement with the Company;

(iii) a material failure to comply with the Company’s written policies or rules, which failure results in material harm to the Company;

(iv) a conviction of, or plea of “guilty” or “no contest” to, a felony under the laws of the United States or any State thereof or the equivalent under the applicable laws of foreign jurisdictions;

(v) gross negligence or willful misconduct that results in material harm to the Company;

(vi) continuing failure to perform assigned duties;

(vii) failure to cooperate in good faith with a governmental or internal investigation of the Company or its directors, officers or employees, if the Company has requested such cooperation;

(viii) an intentional violation of Federal or state securities laws; or

(ix) fraud, embezzlement, theft or dishonesty against the Company.

Provided that no finding of Cause shall be made pursuant to subsections (ii), (iii), (vi) or (vii) above unless the Company has provided the Participant with written notice stating the facts and circumstances underlying the allegations of Cause, and the Participant has failed to cure such violation, if curable, within 30 calendar days following receipt thereof. The Administrator will determine whether a violation is curable and/or cured in its reasonable discretion.”

(E) The definition of “Good Reason” is added to the Plan as follows:

““Good Reason” means, without the Participant’s written consent, the occurrence of any of the following events or actions during the twenty four (24) months following a Change in Control:

(i) a material reduction in the aggregate amount of Participant’s base compensation in effect immediately preceding the Change in Control other than in connection with a general reduction that is also applied to other similarly situated employees;

(ii) a material reduction in the Participant’s position or reporting status in effect immediately prior to the Change in Control, or any material diminution in the Participant’s duties, responsibilities, powers or authorities relative to the Participant’s duties, responsibilities, powers or authorities in effect immediately prior to the Change in Control;

(iii) any relocation of the Participant’s principal place of employment by more than 50 miles; or

(iv) a material breach by the Company or any successor of any material provision of an employment agreement or other agreement under which the Participant provides services to the Company.

No resignation will be treated as resignation for Good Reason unless (1) the Participant has given written notice to the Company of his or her intention to terminate his or her employment for Good Reason, describing the grounds for such action, no later than sixty (60) days after the first occurrence of such circumstances, (2) the Participant has provided the Company with at least thirty (30) days in which to cure the circumstances giving rise to the Good Reason, and (3) provided that the Company is not successful in curing the circumstance giving rise to the Good Reason, the Participant ends his or her employment within 180 days following the end of the cure period.”

8. Effective for both Awards granted after the date of approval of this Third Amendment by the shareholders of the Company and such Awards granted prior to the date of approval of this Third Amendment by the shareholders of the Company that state they are subject to the amended terms regarding a change in control contained in this Third Amendment and/or in future amendments to these provisions, a new Section 8(c) is added to the Plan as follows below. For Awards granted prior to the date of approval of this Third Amendment by the shareholders of the Company that do not expressly state that they are subject to the amended terms contained in this Third Amendment regarding change in control and/or in future amendments to these provisions, the Plan provisions in effect prior to this Section 8(c) shall govern.

“(c) Reorganization Events.

(1) Definition.    A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company. For purposes of this Section 8(c) and the 2003 Plan, any reference to “Stock” shall include reference to any successor securities resulting from a prior recapitalization of the Company.

(2) Consequences of a Reorganization Event on Outstanding Awards.

(A) In connection with a Reorganization Event, the Administrator may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Administrator determines in its sole discretion (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant): (i) provide that such Awards shall be assumed, or other Awards shall be substituted, by the acquiring or succeeding entity (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant’s unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event (but in case of this subsection (iii) only in connection with a termination of the Participant’s Employment), (iv) in the event of a Reorganization Event under the terms of which holders of Stock will receive upon consummation thereof a cash payment for each share of Stock surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of shares of Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event in connection with the termination of a Participant’s Employment) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards that are vested shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 8(c)(2), the Administrator shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

(B) Notwithstanding the terms of Section 8(c)(2)(A), in the case of outstanding Awards that are subject to Section 409A of the Code: (i) if the applicable Award agreement provides that the vested portion of such Award shall be settled upon a Section 409A Change in Control, and the Reorganization Event constitutes such a Section 409A Change in Control, then no assumption or substitution shall be permitted pursuant to Section 8(c)(2)(A)(i), and the Awards shall instead be settled in accordance with the terms of the applicable Award agreement; and (ii) the Administrator may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 8(c)(2)(A) if the Reorganization Event constitutes a Section 409A Change in Control and such action is permitted or required by Section 409A of the Code; if the Reorganization Event is not a Section 409A Change in Control, and the acquiring or succeeding entity does not assume or substitute the Awards pursuant to clause (i) of Section 8(c)(2)(A), then, unless the Administrator provides otherwise, the unvested Awards shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefore.

(C) For purposes of Section 8(c)(2)(A)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Stock for each share of Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock or other equity of the acquiring or succeeding entity (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding entity, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock or other equity of the acquiring or succeeding entity (or an affiliate thereof) that the Administrator determined to be equivalent in value (as of the date of such determination or another date specified by the Administrator) to the per share consideration received by holders of outstanding shares of Stock as a result of the Reorganization Event.

(3) Consequences of a Reorganization Event on Restricted Stock.    Upon the occurrence of a Reorganization Event, other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding shares of Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Administrator determines otherwise, apply to the cash, securities or other property into which the Stock was converted or for which it was exchanged pursuant to such Reorganization Event in the same manner and to the same extent as such repurchase and other rights applied to such Restricted Stock; provided, however, that the Administrator may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment, in connection with the termination of a Participant’s Employment. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, the Administrator may provide that a pro-rata portion of such restricted stock will vest in connection with the termination of the Participant’s Employment.

9. A new Section 13 is added to the Plan as follows:

“Section 13. Other Provisions.

(a) Compliance with Section 409A of the Code.    Except as provided in individual Award agreements initially or by amendment, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid in accordance with their original schedule.

All terms in the Plan and in any Award agreement will be construed in compliance with the requirements of Section 409A of the Code and the regulations promulgated thereunder to the maximum extent possible.

The Company makes no representations or warranties and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.

Limitations on Liability.    Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.”

Appendix D

2011 US Mercer Benchmark Database — Executive

2020 Technologies

7-Eleven, Inc.

AAA National Office

AAA Northern California, Nevada and Utah

ABB Concise Optical Group

Abbott Laboratories

Abt Associates Inc.

Access Community Health Network

ACCO Brands Corporation — Americas

ACE Limited — ACE USA

ACH Food Companies

ACIST Medical Systems, Inc.

ACUITY

Advocate Healthcare

AECOM Technology Corporation

AEGON USA —Commonwealth General

Aeronix, Inc.

AET Inc. Ltd.

Aetna, Inc.

AFLAC Incorporated

AgFirst

AGL Resources

Agnesian HealthCare

Agropur, Cooperative —Schroeder Milk

Ahlstrom USA

AIPSO

Akzo Nobel, Inc

Alegent Health

Alfa Laval, Inc.

Allegheny Technologies Inc.

Alliance Data Systems

Alliant Energy

Alliant Techsystems

Allianz Life Insurance Company of North America

Allied World Assurance Company Inc. US

Allina Health System

ALSAC/St. Jude Children’s Research Hospital

Alstom Power US

Altarum Institute

Altria

Ameren Corporation

American Cancer Society

American Century Investments

American College of Emergency Physicians

American Commercial Lines

American Dental Partners, Inc.

American Enterprise Group Inc.

American Family Insurance

American Greetings

American Heart Association

American Home Mortgage Servicing, Inc.

American Institute of Physics

American International Group, Inc.

American Medical Association

AMERIGROUP Corporation

AmeriPride Services Inc.

Ameriprise Financial

AmerisourceBergen Corporation

Ameristar Casinos, Inc.

Ameron International Corporation

Amherst H. Wilder Foundation

AMN Healthcare, Inc.

AMR Corporation

Amway

Andersen Corporation

Ann Taylor Stores Corporation

Anne Arundel Medical Center

Apartment Investment and Management Co.

Apex Systems, Inc.

APL Ltd.

Apple & Eve, LLC

Applied Signal Technology

ARAMARK Corporation

Arch Coal, Inc.

Archstone

Argo Group

Argonne National Laboratory

Arlington County Government

Armstrong World Industries, Inc.

Arnold and Porter, LLP

Arrow Electronics, Inc.

ARTEL, Inc.

Arthrex

Arvest Bank

Asahi Kasei Plastics N.A. Inc.

Ascom (Schweiz) AG

Associated Banc-Corp

Association of American Medical Colleges

Asurion

AT&T, Inc.

A-TEK, Inc.

AtlantiCare

Atria Senior Living Group

Aurora Health Care

Auto Club Group

Automatic Data Processing (ADP)

Automobile Club of Southern California

AutoNation

AutoZone, Inc.

AvalonBay Communities, Inc.

Avis Budget Group, Inc.

Aviva USA

Avnet, Inc.

Avon Products, Inc.

AXA Equitable

Axcess Financial

AZZ Inc.

B&H Photo

Babson College

BAE Systems, Inc. Land & Armaments

Baker Hughes, Inc.

Banco Popular North America

Bank of the West

Bare Escentuals

Barry Cellebaut USA LLC

Bart & Associates, Inc.

BASF Corporation

Batesville Casket Company

Battelle

Baxter International Inc.

Baylor College of Medicine

Baylor Health Care System

Baystate Health, Inc.

Bechtel Corporation

Betchtel Plant Machinery, Inc.

Belk, Inc.

Belo Corp

Bentley University

Berkadia Commercial Mortgage LLC

Berkshire Health Systems

Bible League International

Big Lots, Inc.

Bill & Melinda Gates Foundation

BI-LO, LLC

BJC HealthCare

BJ’s Wholesale Club, Inc.

Black & Veatch Corporation

BloodSource

BlueCross Blue Shield

BMW Manufacturing Co., LLC

BMW of North America, LLC

Boart Longyear

Boehringer Ingelheim Pharmaceuticals, Inc.

Boeing Employees Credit Union

Boise Cascade, LLC

Boise Inc.

BOK Financial, Inc.

Boston College

Boston Medical Center HealthNet Plan

Bovis Lend Lease

Boy Scouts of America

Brady Corporation

Branch Banking & Trust Company

Brandes Investment Partners, L.P.

Bridgepoint Education, Inc.

Brightstar Corporation

Bristow Group

Broadridge Financial Solutions, Inc.

Brookhaven National Laboratory

Brookstone, Inc.

Broward Health

Brown and Caldwell

Brown-Forman Corporation

BRP US, Inc.

Bryan Cave LLP

BSH Home Appliances Corporation

Buckeye Partners, L.P.

Buckingham Asset Management, LLC

Buffets, Inc.

Burger King Corporation

Burlington Coat Factory

C&S Wholesale Grocers

Cablevision Systems Corporation

CACI International, Inc.

California Casualty Management Company

California Dental Association

California Hospital Association

California ISO

California Pizza Kitchen

Calpine Corporation

Campbell Soup Company

Campus Crusade for Christ

Canadian Pacific US

Capella Education Company

Capital One Financial Corp.

Cardinal Health, Inc.

Career Education Corporation

CareFirst BlueCross BlueShield

CareFusion Corporation

Cargill, Inc.

Caribou Coffee Company

Carlson

Carmeuse North America

Carnegie Mellon University

Carpenter Technology Corporation

Cascade Engineering

Casey Family Programs

Catholic Charities Health and Human Services

Catholic Financial Life

Catholic Health Initiatives

Catholic Healthcare West

CB Richard Ellis Group, Inc.

CDI Corporation, Inc.

CDM, Inc.

CDS Global, Inc.

Celanese

Celestica

Cemex, Inc. US

Cengage Learning

CenterPoint Energy

Central Georgia Health System

Central Vermont Public Service

Centura Health

CGI Technologies and Solutions, Inc.

CH2M Hill

Checkpoint Systems Inc.

Chelan County Public Utility District

Chicago Transit Authority

Chickasaw Nation, Division of Commerce

Chico’s FAS, Inc.

Children’s Healthcare of Atlanta

Children’s Hospital and Health System

Children’s Hospital

Children’s Medical Center of Dallas

Children’s National Medical Center

Chipotle Mexican Grill

Chiquita Brands International, Inc.

Choctaw Nation of Oklahoma-Choctaw Defense

Choice Hotels International, Inc.

Christina Care Health System

CHRISTUS Health

Chrysler Financial Services Americas, LLC

CHS Inc.

CIGNA Corporation

Cimarex Energy Co.

Cincinnati Children’s Hospital Medical Center

Cinetic Automation

Cinetic Landis Corp.

Cinetic Sorting Corp.

Circle K Stores, Inc.

Cirque du Soleil, Las Vegas

Citi — Citi North America Operations & Technology

Citizens Energy Group

Citizens Property Insurance Corporation

Citizens Republic Bancorp, Inc.

City and County of Denver

City of Charlotte

City of Garland

City of Hope

City of Houston

Clarkston Consulting

Classified Ventures, LLC

Clean Earth, Inc.

Cleco Corporation

Cleveland Brothers Equipment Co., Inc.

Cleveland Clinic

Clifton Gunderson LLP

CME Group Inc.

CNA

CNA Financial Corporation

CNH America LLC

Coats North America

CoBank, ACB

Coca-Cola Bottling Co. Consolidated

Coinstar, Inc.

Colgate-Palmolive Company

College of DuPage

College of William & Mary

Collin County

Colonial Pipeline Company

Colorado Springs Utilities

Columbian Chemicals Company

Columbus McKinnon Corporation

Comcast Corporation

Commonwealth Health Corporation

Community Health Network

Compass Bank

Compass Group North America

Computershare

ConAgra Foods, Inc.

Constellation Brands, Inc.

Consumers Union

Convergys Corporation

Cooper University Hospital

CoreLogic

Cornell University

Corning, Inc.

Corrections Corporation of America

Cost Plus, Inc.

Country Financial

Covance, Inc.

Covenant Health

Coventry Health Care, Inc.

Cox Enterprises, Inc.

CPS Energy

Cracker Barrel Old Country Store, Inc.

Cranston Print Works Company

Crayola LLC

Credit Acceptance Corporation

Credit Suisse AG

Crowe Horwath LLP

Crowley Maritime Corporation

Crown Castle International Corporation

Crum & Forster

CSA International

CSL International, Inc.

Cubic Corporation

Cummins, Inc.

CUNA Mutual Group

Curtiss-Wright Corporation

CVS/Caremark

Daiichi Sankyo, Inc.

Dairy Management, Inc.

Dallas Central Appraisal District

Dallas County Community College District

Danaher Motion

Danfoss US

Darden Restaurants, Inc.

Dassault Falcon Jet Corporation

Data Center, Inc.

Data Recognition Corporation

DCP Midstream, LLC

Dean Foods Company

Deckers Outdoor Corporation

Deere & Company

Del Monte Foods Company

Delhaize America

Deloitte Services LP

Delta Dental of Michigan, Ohio, and Indiana

Deluxe Corp

Denny’s Corporation

Denso Manufacturing Tennessee, Inc.

Denver Health & Hospital Authority

DePaul University

Detroit Medical Center

Deutsche Post DHL

Devon Energy

DeVry, Inc.

Dex One Corporation

Diebold, Incorporation

DineEquity, Inc.

DIRECTV, Inc.

Discover Financial Services Inc.

DISH Network Corp

Diversey Inc.

DLA Piper US, LLP Dockwise USA

Doherty Employment Group

Dole Food Company, Inc.

Dollar General Corporation

Dollar Thrifty Automotive Group

Dollar Tree, Inc.

Dominion Resources, Inc.

Domino’s Pizza, Inc.

Domtar Corporation

Doosan Infracore International, Inc.

Dorsey & Whitney LLP

Dr. Pepper Snapple Group

Draka USA — Communications

Dresser-Rand Group Inc.

DST Systems, Inc.-DST Output, LLC

Duke Energy Corporation

Dunkin’ Brands, Inc.

Duquesne Light Holding, Inc.

DynCorp International Inc.

DYWIDAG-Systems International USA Inc.

Early Warning Services

EchoStar Corporation

Ecolab

ECONET, Inc.

ED&F Mann Holdings, Inc.

Edison Mission Energy

Education Management Corporation

Educational Testing Service (ETS)

Edward Hospital & Health Services

Edward Jones

Edwards Lifesciences, LLC

El Paso Corporation

Electro Rent Corporation

Elizabeth Arden, Inc.

EMCOR Group, Inc.

Emdeon Corporation

Employers Mutual Casualty Company

Energen Corporation

Energy Future Holdings Corporation

EnergySolutions

EnPro Industries, Inc.

ENSCO International, Inc.

Entergy

Enterprise Products Partners L.P.

Entertainment Publications LLC

Envestnet, Inc.

EOG Resources, Inc.

Equifax, Inc.

Equity Residential

Erie Insurance Group

Ernst & Young, LLP

Essentia Health

Essilor of America

Estee Lauder Companies, Inc.

Esurance Insurance Services, Inc.

EverBank

Excellus BlueCross BlueShield

Excel, a DP-DHL Company

Exelon Corporation

Exempla Healthcare, Inc.

Exeter Hospital

Express Scripts, Inc.

Exterran

Faegre & Benson, LLP

Fairview Health Services

Farm Credit Bank of Texas

Farmland Foods, Inc.

FBL Financial Group, Inc.

Federal Home Loan Bank of Atlanta

Federal Home Loan Bank of Cincinnati

Federal Home Loan Bank of Dallas

Federal Reserve Bank of Atlanta

Federal Reserve Bank of Boston

Federal Reserve Bank of Chicago

Federal Reserve Bank of Cleveland

Federal Reserve Bank of Dallas

Federal Reserve Bank of Philadelphia

Federal Reserve Bank of Richmond

Federal Reserve Bank of St. Louis

Federal-Mogul Corporation

Federal Investors

FedEx

Fenwal, Inc.

Fenwick & West, LLP

Ferguson Enterprises, Inc.

Ferrellgas

Fidelity National Information Services

Fifth Third Bancorp

FINRA

Fireman’s Fund Insurance Company

First American Corporation

First Commonwealth Financial Corporation

First Financial Bank

First Midwest Bank, Inc.

First Solar

First-Citizens Bank & Trust Company

FirstEnergy Corporation

FirstGroup America

Fiserv, Inc.

Fletcher Allen Health Care

Fluor Corporation

Foamex Innovations Operating Company

Foot Locker, Inc.

Forest City Enterprises

Fox Networks Group

Fred Hutchinson Cancer Research Center

Freedom Communications, Inc.

Freeman Companies

Freeport McMoRan Copper and Gold, Inc.

Fremont Group

Fresenius Medical Care NA

Friedkin Companies, Inc.

Froedtert & Community Health

F-Secure, Inc. North America

Fuel Tech, Inc.

G&K Services, Inc.

Gardner Denver

GATX Corporation

Gazette Communications

GEICO

Geisinger Health System

GENCO

GenCorp. Inc.

General Dynamics Corporation

General Mills, Inc,

General Nutrition, Inc.

Generali USA Life Reassurance Company

GenOn Energy

Gentiva Health Services

Geodis Supply Chain Optimisation

Georgetown University

Georgia Institute of Technology

GeoVera Holdings, Inc.

Gerdau

Gibralter Industries, Inc.

GKN America Corporation

Glatfelter

Global Payments, Inc.

Golden Horizons LLC

Goodrich Corporation

Graco Inc.

Grady Health System

Grange Mutual Casualty Company

Grant Thornton LLP

Great American Financial Resources, Inc.

Greater Harris County 9-1-1 Emergency Network

Greater Orlando Aviation Authority

Great-West Life & Annuity

GreenStone Farm Credit Services

Greer Laboratories Inc.

Greif, Inc.

Grinnell Mutual Reinsurance Company

Group Health Cooperative

GROWMARK, Inc.

GTSI Corporation

Guess?, Inc.

Gulfstream Aerospace

H&R Block, Inc.

H.J. Heinz Company

H. Lee Moffitt Cancer Center & Research Institute

Hancock Holding Company

Hanesbrands, Inc.

Harley-Davidson, Inc.

Harleysville Insurance

Harris Associates L.P.

Harris County Hospital District

Hartford HealthCare Corporation

Harvard Pilgrim Health Care

Harvard University

Harvard Vanguard Medical Associates

Hastings Mutual Insurance Company

Hawaiian Electric Company

HCA

Health Care Service Corporation

Health Net, Inc.

Health New England

HealthEast Care System

HealthNow New York, Inc.

HealthPartners

HealthSpring, Inc.

Heartland Regional Medical Center

H-E-B

Hendrick & Struggles International, Inc.

Hella Inc.

Helmerich & Payne, Inc.

Hendrick Medical Center

Henkel Corporation

Henry Ford Health System

Herbalife Ltd.

Herman Miller, Inc.

High Liner Foods (USA) Inc.

Highlights for Children

Highmark

HighMount Exploration & Production LLC

Hilton Hotel Corporation

Hines Interests, LLP

HNI Corporation

HNTB Companies

Hoag Hospital

Holland America Line

Holy Spirit Hospital

Home Box Office

Horizon Blue Cross Blue Shield of NJ

Hormel Foods Corporation

Hospital Sisters Health System

Hostess Brands, Inc.

Hot Topic, Inc.

Houghton Mifflin Company

Houston Independent School

Hovnanian Enterprises, Inc.

HSBC-North America

HSN, Inc.

Hu-Friedy Manufacturing Company, Inc.

Humana, Inc.

Hunt Consolidated

Hunter Douglas Inc.

Huntington Bancshares Incorporated

Hunton & Williams, LLP

Huron Consulting Group

Husky Injection Molding Systems Ltd. — US

Hyatt Hotels Corporation

Hyundai Information Service North America

Idaho Power Company

IDEXX Laboratories

Illinois Municipal Retirement Fund

IMC, Inc.

IMS Health

Independence Blue Cross

Independent Health Association, Inc.

INDUS Corporation

Infogroup

ING North America Insurance Corporation — US Financial Services

Ingram Industries, Inc.

Ingram Micro, Inc.

Insperity

Intelsat Global Services Corporation

InterContinential Hotels Group Americas

Interface Solutions

Intermountain Health Care, Inc.

International Game Technology

International Imaging Materials, Inc.

International Paper Company

Interval International

Intrepid Potash

Invensys Controls

Invensys Operations Management

Invesco Ltd

Iron Mountain Incorporated

Itochu International, Inc. North America

ITT Systems Corporation

J.C. Penney Company, Inc.

J. Paul Getty Trust

J.R. Simplot Company

Jabil Circuit, Inc.

Jack in the Box , Inc.

Jackson Health System

Jackson Hewitt Tax Service, Inc.

Jacobs Engineering Group, Inc,

James Hardie Industries, SE

Janus Capital Group

Jefferson County Public Schools

JetBlue Airways

JM Family Enterprises

Jockey International, Inc.

John Hancock Financial Services

John Wiley & Sons, Inc.

John Hopkins HealthCare, LLC

Johnson Controls, Inc.

Johnson Financial Group

Johnsonville Sausage, LLC

Jones Lang LaSalle

JP Morgan Chase Asset Management

JT International USA, Inc.

Judicial Council of California

Kao Brands Company

Kao Specialties Americas LLC

KAR Auction Services, Inc.

KBR, Inc.

Keane, Inc.

Kellogg Company

Kelsey-Seybold Clinic

Kemper, A Unitrin Business

Kent State University

Kewaunee Scientific Corporation

KeyCorp

Keystone Foods, LLC

Kforce Inc.

Kimberly-Clark Corporation

Kindred Healthcare, Inc.

Kiwanis International, Inc.

Knowledge Learning Corporation

Kohler Company

Kohl’s Corporation

Kone, Inc. (USK) US

Konecranes, Inc.

Kyocera America, Inc.

L.L. Bean, Inc.

Laboratory Corporation of America

Lancaster General

Land O’Lakes, Inc.

Latham & Watkins LLP

Laureate Education, Inc.

Lawson Products, Inc.

Learning Care Group, Inc.

Legacy Health

Legal & General America, Inc.

LEGO Brand Retail, Inc.

LEGO Systems, Inc.

Lennox International, Inc.

Level 3 Communications

LG&E and KU Energy LLC

Liberty Mutual Group

Lieberman Research Worldwide

LifeBridge Health

Limited Brands, Inc.

Lincoln Financial Group

Link-Belt Construction Equipment Company

LM Wind Power Blades (AR) Inc.

Loews Corporation

Logan’s Roadhouse

Lonza North America Inc.

Loparex, LLC

LORD Corporation

Lorillard Inc.

Los Angeles Community College District

Los Angeles Unified School District

Louis Vuitton North America Inc.

Louisiana-Pacific Corporation

Lower Colorado River Authority

LSG Lufthansa Service Holding AG

Lufthansa Airlines

lululernon athletic usa

Luxottica Retail US

M&T Bank Corporation

Macy’s, Inc.

Madison Square Garden

Maersk, Inc.

Magellan Health Services

Magellan Midstream Holdings, LP

Magna Donnelly Corporation

Magnesium Products of America Inc.

Main Line Health, Inc.

MANN+HUMMEL USA, Inc.

Mannatech, Inc.

Manpower, Inc.

Maricopa Integrated Health Systems

Maritz, Inc.

Markem-Imaje

Marriott International

Mars North America —Mars Foods US

Marsh

Marsh & McLennan Companies, Inc.

Marshall & Ilsley Corporation

Marshfield Clinic

Martek Biosciences Corporation

Mary Kay, Inc.

Maryland Procurement Office

Masco Corporation —Decorative Architectural Group, Behr Processing Corporation

Massachusetts Institute of Technology

MassMutual Life Insurance Company

MasterCard Incorporated

Mattel, Inc.

Maxum Petroleum

Mayo Foundation

McCain Foods USA, Inc.

McCormick & Company, Inc.

McDermott International, Inc.

McDonald’s Corporation

MCG Health, Inc.

MDU Resources Group, Inc.

MeadWestvaco Corporation

Medical College of Wisconsin

Medical Mutual of Ohio

MediCorp Health System

MedPlus, Inc.

MedStar Health

Memorial Healthcare System

Mercedes-Benz Financial Services USA LLC

Mercedes-Benz USA

Merrill Corporation

Metal Technologies, Inc.

Methodist Health System

MetLife

Metropolitan Transit Authority

MFS Investment Management

Michael Baker Corporation

Michaels Stores, Inc.

MillerCoors LLC

Mills-Peninsula Health Services

Mitsui & Co. (USA), Inc.

Modern Woodmen of America

Moet Hennessy USA

Molex

Molson Coors Brewing Company

Moneris Solutions Inc.

MoneyGram International, Inc.

Montefiore Medical Center

Morgan, Lewis & Bockius LLP

Morrison & Foerster, LLP Mortgage Guaranty Insurance Corporation

Motion Picture Industry Pension & Health Plans

MTS Systems Corporation

Mueller Water Products

Munich Reinsurance America, Inc.

Mutual Of Omaha

MWH Global, Inc.

MWI Veterinary Supply, Inc.

Nalco Holding Company

Nash-Finch Company

National Association of Home Builders

National Church Residences

National Futures Association

National Rural Utilities Cooperative

National-Louis University

Nationwide Insurance

Nature’s Sunshine Products

Nautilus, Inc.

Navigant Consulting, Inc.

Navistar, Inc.

Navy Exchange Service Command

Navy Federal Credit Union

NCCI Holdings, Inc.

NCH Corporation

Neighborhood Health Plan of Rhode Island

Neiman Marcus Group

Nestlé USA, Inc.

NetJets, Inc.

New York Community Bancorp, Inc.

New York Life Insurance Company

New York Power Authority

New York University

Newfield Exploration Company

NewPage Group, Inc.

New York Presbyterian Healthcare System

Nexen Petroleum USA, Inc.

NextEra Energy, Inc.

Niagara Bottling, LLC

NiSource Inc.

NJM Insurance Group

Noble Corporation

Norfolk Southern Corporation

North American Hoganas Inc.

Northeast Georgia Health System, Inc.

Northern Arizona University

Northern Trust Corporation

NorthShore University HealthSystem

Northwestern Mutual

Northwestern University

Norton Healthcare

Novant Health, Inc.

Novartis

Novo Nordisk Inc.

Novus International, Inc.

Nutricia North America

NYU Langone Medical Center

Oak Ridge Associated Universities

Oakwood Healthcare, Inc.

Océ Business Services

Ocean Spray Cranberries, Inc.

Office Depot

OfficeMax Incorporated

OGE Energy Corporation

Oglethorpe Power Corporation

OhioHealth

Oil State Industries, Inc. — Arlington

Old Dominion Electric Cooperative

O’Melveny & Myers LLP

Omnicare, Inc.

OneAmerica Financial Partners, Inc.

OneBeacon Insurance

Opus Bank

Orange County Government

Orange County’s Credit Union

Orbital Sciences

Orica USA Inc.

Orrick, Herrington & Sutcliffe, LLP

OSI Industries, LLC

Owens Corning

Owens-Illinois, Inc.

PACCAR

Pacific Life Insurance Company

PacifiCorp

Packaging Corporation of America

Pall Corporation

Palmetto Health

Palos Community Hospital

Panduit Corporation

Papa John’s International, Inc.

Park Nicollet Health Services

Parker Hannifin Corporation

Parkland Health & Hospital System

Parkview Health

Parsons Brinckerhoff

Parsons Corporation

Patterson Companies

Patton Boggs LLP

Paychex, Inc.

Peabody Energy Corporation

PeaceHealth

Pearson Education

Peet’s Coffee & Tea

Penske Truck Leasing

Pentagon Federal Credit Union

Pentair, Inc.

People’s United Bank

Performance Food Group

PETCO Animal Supplies, Inc.

Pharmavite, LLC

PharMerica, Inc.

PHH Arval

Phillips North America

Phillips-Van Heusen Corporation

Phoenix Companies

Pier 1 Imports, Inc.

Pinnacle Entertainment, Inc.

Pinnacle West Capital Corporation

Pioneer Natural Resources USA, Inc.

Piper Jaffray Companies

PJM Interconnection

Plains Exploration & Production Company

Plum Creek Timber Company, Inc.

PNM Resources, Inc.

Polaris Industries, Inc.

Policy Studies Inc.

Polymer Technologies

Port of Portland

Port of Seattle

Powerwave Technology, Inc.

PPL Corporation

Premera Blue Cross

Presbyterian Healthcare Services

Pressure Chemical Co.

Prime Therapeutics LLC

Principal Financial Group

Printpack, Inc.

PrivateBancorp, Inc.

Progressive Corporation

Providence Health & Services

Prudential Financial, Inc.

PSC — Environmental Services Division

PSCU Financial Services

Public Company Accounting Oversight Board

Public Service Enterprise Group, Inc.

Publix Super Markets, Inc.

Puget Sound Energy

PulteGroup, Inc.

QBE The Americas

QTI Human Resources, Inc.

Qualcomm, Inc.

Quest Diagnostics

Questar Corporation

QVC, Inc.

Qwest Communications International, Inc.

Rack Room Shoes Inc.

Radian Group

Radio One, Inc.

Ralcorp Holdings, Inc.

Raley’s

RAND Corporation

Random House, Inc.

Raymond James Financial

RBC Bank

RBC Capital Markets

RBC Wealth Management

Reckitt Benckiser, Inc.

Recreational Equipment, Inc.

Redcats USA — OneStopPlus.com

Regency Centers

Regions Financial Corporation

Reichhold, Inc.

Reinsurance Group of America Inc.

Renaissance Learning, Inc.

Republic Underwriters Insurance Company

Rexel Holdings USA

Reynolds American, Inc.

Rich Products Corporation

Ricoh Americas Corporation

Ridgewood Savings Bank

Rio Tinto plc US

Rite Aid Corporation

Riviana Foods, Inc.

RLI Insurance Company

Robins, Kaplan, Miller & Ciresi, LLP

Roche Diagnostics US

Rockwell Automation, Inc.

Rockwell Collins, Inc.

Rollins, Inc.

Roper St. Francis Healthcare

Roundy’s Supermarkets, Inc.

RR Donnelley & Sons

RSC Holdings Inc.

RSM McGladrey

Rush University Medical Center

S&C Electronic Company

Sabre Holdings Corporation

Safety-Kleen Systems, Inc.

SAI Global

SAIF Corporation

Saint Raphael Healthcare System

Saks, Inc.

Samsung Telecommunications America

San Antonio Federal Credit Union

San Antonio Water System

Sandvik, Inc.

Sapient Corporation

Sara Lee Corp

Sauer-Danfoss

Savannah River Nuclear

Savannah River Remediation LLC

Solutions, LLC

Save the Children Federation, Inc.

SC Johnson

SCANA Corporation

Schlumberger Limited

Schlumberger Oilfield Services

Schneider Electronic North America

Schneider National, Inc.

Scholle Corporation

Schwarz Supply Source

Science Applications International Corporation

Scottrade, Inc.

Scripps Networks Interactive, Inc.

SCS Engineers

Sea Star Line, LLC

Searles Valley Minerals

Sears Holdings Corporation

Seattle Children’s Hospital

Securian Financial Group

Select Properties, Ltd.

Selective Insurance Company of America

Sensata Technologies, Inc.

Sentara Healthcare

Sentry Insurance

Sephora USA

Service Corporation International

Severn Trent Services

Sharp HealthCare

Shearman & Sterling LLP

Shure Incorporated

Sidley Austin, LLP

Siemens AG US

Sigma Foods Inc.

Simon Property Group

Sinclair Broadcast Group, Inc.

SIRVA, Inc.

Sitel

SKF USA Inc.

Skilled Healthcare, LLC

SLM Corporation

SMART Technologies Corporation

Smiths Medical ASD

SMSC Gaming Enterprises

Society Insurance

Sodexo USA

Solera Holdings, Inc.

Solo Cup Company

Solutia Inc.

Southeastern Freight Lines

Southern California Regional Rail Authority

Southern Company

Southwestern Energy Company

Spartan Stores, Inc.

Spectra Energy Corp.

Spectrum Brands, Inc.

Spectrum Health System

Spin Master Inc.

Spirax Sarco, Inc.

Springleaf Financial Services

SPX Corporation

St. Jude Children’s Research Hosptial

St. Luke’s Episcopal Health System

St. Luke’s Health System

St. Vincent Health

Stampin’ Up!, Inc.

StanCorp Financial Group

Stanford University

Stanford University Medical Center

Stantec Inc.

Staples, Inc.

Starwood Vacation Ownership

State Farm Insurance

State Personnel Administration

State Teachers Retirement System of Ohio

Steelcase, Inc. — Designtex Company

STERIS Corporation

STG, Inc.

Straumann USA

Stryker Corporation

Sun Life Financial (US)

Sunoco, Inc.

Sunrise Medical (US) LLC

SunTrust Banks, Inc.

SuperValu

Supply Chain Associates, LLC

Susquehanna Bancshares, Inc.

Sutter Health

Swagelok Company

Swedish Health Services

Sykes Enterprises, Incorporated

Symcor

Symetra Financial

T. Rowe Price Group, Inc.

Target Corporation

Taubman Centers, Inc.

Tax Analysts

TD Ameritrade Holdings Corp.

TDS Telecom

TE Connectivity

TECO Energy, Inc.

TECO-Westinghouse Motor Company

Teknion LLC

TeleTech Holdings, Inc.

Tellabs

Temple-Inland, Inc.

Tenaris, Inc. USA

Tenet Healthcare Corporation

Tesoro Corporation

Teva Pharmaceutical USA, Inc.

Texas Association of School Boards

Texas Industries, Inc.

Texas Mutual Insurance Company

Texas State University-San Marcos

Textainer

Textron Inc.

The Allstate Corporation

The American National Bank of Texas

The AmeriHealth Mercy Family of Companies

The Boeing Company

The Boston Consulting Group

The Capital Group Companies

The Carson Companies

The Casey Group, Inc.

The Children’s Hospital of Philadelphia

The Children’s Mercy Hospital

The Chubb Corporation

The Church of Jesus Christ of Latter-day Saints

The Coca-Cola Company

The Dannon Company, Inc.

The Doe Run Company

The Donna Karen Company LLC

The E.W. Scripps Company

The Florida Aquarium, Inc.

The Ford Foundation

The Frost National Bank

The Hanover Insurance Group, Inc.

The Hershey Company

The Irvine Company

The J.M. Smucker Company

The Johns Hopkins Hospital

The Johns Hopkins University

The Joint Commission

The Kroger Company

The McGraw-Hill Companies

The Methodist Hospital System

The MITRE Corporation

The National Academies

The New York Times Company

The Nielsen Company

The NPD Group, Inc.

The Ohio State University

The Ohio State University Medical Center

The Options Clearing Corporation

The Pantry, Inc.

The Pennsylvania State University — Penn State Hershey Medical Center

The Regence Group

The Schwan Food Company

The ServiceMaster Company

The Sherwin-Williams Company

The Sports Authority

The Sundt Companies, Inc.

The TJX Companies, Inc.

The Toro Company

The Travelers Companies, Inc.

The University of Arizona

The University of Chicago Medical Center

The University of Kansas Hospital

The University of Texas System

The Vanguard Group, Inc.

The W.C. Bradley Co.

The Walt Disney Company

The Washington Post Company Newspaper Publishing

The Weather Channel

The Williams Companies, Inc.

The Yankee Candle Company, Inc.

Think Mutual Bank

Thirty-One Gifts

Thrivent Financial For Lutherans

TIAA-CREF

Tim Hortons USA Inc.

Time Warner Cable

Time Warner, Inc. — Time, Inc.

TMK IPSCO

Toll Bothers

Tomkins Corporation

Toray Plastics (America), Inc.

Toyota Industrial Equipment Manufacturing, Inc.

Toys R Us, Inc.

Tractor Supply Company

Transocean, Inc.

Treofan America, LLC

Trimac Transportation Services Inc.

Trinity Health

Trinity Industries, Inc.

TriWest Healthcare Alliance

Troy Corporation

Truman Medical Centers

Trustmark Companies

TSYS Core

TTX Company

Tufts University

Tupperware Brands Corporation

Turner Broadcasting System, Inc.

Tween Brands, Inc.

Tyco International — SimplexGrinnell

U.S. Food Service

ULTA Salon, Cosmetics & Fragrance, Inc.

UMB Financial Corporation

Unified Grocers

Unilver U.S.

Union Tank Car Company

United Parcel Service United Services Automobile Association

United States Enrichment Corporation

United States Olympic Committee

United States Steel Corporation

United Stationers Supply Company

United Water

UnitedHealth Group

University Health Services, Inc.

University at Buffalo

University Health Systems of Eastern Carolina

University of Alabama at Birmingham

University of Arkansas for Medical Sciences

University of Central Florida

University of Houston

University of Illinois at Chicago

University of Maryland Medical Center

University of Michigan

University of Mississippi Medical Center

University of Notre Dame

University of Pennsylvania

University of Pittsburgh Medical Center

University of Southern California

University of Virginia Health System

UNUM Group

UPM-Kymmene, Inc.

Uponor, Inc.

URS Corporation Infrastructure and Environment Division

US Bancorp

USANA Health Sciences

Utah Transit Authority

Vail Resorts, Inc.

Valero Energy Corporation

ValueOptions

Vangent, Inc.

Vectren Corporation

Ventura Foods, LLC

Veolia Water North America

Vermeer Corporation

Veyance Technologies Inc.

Viad Corporation

Vinson & Elkins, LLP

Virginia State Bar

Vistar Corporate

Visteon Corporation

VITAS Healthcare Corporation

Volvo Group North America

Vonage Holdings Corporation

VSP Global

Vulcan Materials Company

VWNA

VWR International

W. L. Gore & Associates, Inc.

W.W. Grainger, Inc.

Waddell & Reed

Wake County Government

Walgreen Company

Washington Hospital Center

Washington Metropolitan Area Transit Authority

Waste Management, Inc.

Webster Financial Corporation

Wegmans Food Markets, Inc.

Weil, Gotshal & Manges, LLP

WellCare Health Plans

Wells Fargo & Company

WellSpan Health

WellStar Health System

Weltman, Weinberg & Reis Co., LPA

Wendy’s/Arby’s Group, Inc.

West Penn Allegheny Health System

Western & Southern Financial Group

Western Digital

Western Union

Westfield Insurance

Westinghouse Electric Company

Westlake Chemical Corporation

Weston Solutions, Inc.

Westwood College

WGL Holdings, Inc.

Wheaton College

Wheaton Franciscan Healthcare

Wheels, Inc.

Whip Mix Corporation

Whirlpool Corporation

Whole Foods Market, Inc.

William Blair & Company, LLC

William Marsh Rice University

Wisconsin Court System

Wm. Wrigley Jr. Company

Wolters Kluwer NA

Wood Group ESP, Inc.

Wyndham Worldwide

Xcel Energy Inc.

XL America

Yale-New Haven Health System

Yamaha Corporation of America

Yellow Pages Group USA

Yeshiva University

YMCA of the USA

Zale Corporation

Zebra Technologies Corporation

Zions Bancorporation

Zurich North America

Appendix E

Towers Watson 2011 Executive Compensation Databank

3M

A.O. Smith

Abbott Laboratories

AbitibiBowater

Accenture

ACH Food

Acuity Brands

Adecco

Aerojet

Agilent Technologies

Agrium

Air Liquide

Air Products and Chemicals

Alcoa

Alcon Laboratories

Alexander & Baldwin

Alliant Techsystems

American Crystal Sugar

American Sugar Refining

AMERIGROUP

AmerisourceBergen

AMETEK

Amgen

Ann Taylor Stores

AOL

APL

Appleton Papers

Applied Materials

ARAMARK

Armstrong World Industries

Arrow Electronics

Ashland

AstraZeneca

AT&T

Automatic Data Processing

Avery Dennison

Avis Budget Group

BAE Systems

Ball

Barnes Group

Battelle Memorial Institute

Baxter International

Bayer AG

Bayer CropScience

Beckman Coulter

Belo

Bemis

Benjamin Moore

Best Buy

Big Lots

Boeing

Boston Scientific

Bovis Lend Lease

Brady

Bristol-Myers Squibb

Broadridge Financial Solutions

Brown-Forman

Bucyrus International

Bunge

Burlington Northern Santa Fe

Bush Brothers

CA

Calgon Carbon

Cameron International

Cardinal Health

Cargill

Carlson Companies

Carmeuse North America Group

Carnival

Carpenter Technology

Caterpillar

CDI

CF Industries

CGI Technologies & Solutions

Chattem

Chemtura

Chiquita Brands

Choice Hotels International

Chrysler

CHS

Cisco Systems

Cliffs Natural Resources

COACH

Coca-Cola

Coca-Cola Enterprises

Coinstar

Colgate-Palmolive

Comcast

ConAgra Foods

Continental Automotive Systems

ConvaTec

Convergys

Cooper Industries

CoreLogic

Corning

Covance

Covidien

CSR

CSX

Curtiss-Wright

CVS Caremark

Cytec

Daiichi Sankyo

Daimler Trucks North America

Dannon

Darden Restaurants

Dassault Systems

Day & Zimmermann

Dean Foods

Deckers Outdoor

Dell

Delta Air Lines

Deluxe

Dentsply

Dex One

Diageo North America

Dollar Tree Stores

Domtar

Donaldson

Dow Corning

DuPont

Eastman Chemical

Eastman Kodak

Eaton

eBay

Ecolab

Eli Lilly

EMC

EMD Millipore

Endo Pharmaceuticals

Equifax

Equity Office Properties

Ericsson

Estee Lauder

Evergreen Packaging

Experian Americas

Express Scripts

Fair Isaac

Federal-Mogul

Fidelity National Information Services

Fiserv

Fluor

Ford

Fortune Brands

GAF Materials

Gavilon

General Atomics

General Dynamics

General Mills

General Motors

Genzyme

GlaxoSmithKline

Goodman Manufacturing

Goodrich

Google

Graco

Greif

Grupo Ferrovial

GSI Commerce

GTECH

H.B. Fuller

Hanesbrands

Harland Clarke

Harley-Davidson

Harman International Industries

Hasbro

Haynes International

HBO

HD Supply

Headway Technologies

Herman Miller

Hershey

Hertz

Hewlett-Packard

Hexcel

Hilton Worldwide

Hitachi Data Systems

HNI

HNTB

Hoffmann-La Roche

Holcim

Home Depot

Honeywell

Hormel Foods

Hostess Brands

Houghton Mifflin Harcourt Publishing

Hunt Consolidated

Huron Consulting Group

Husky Injection Molding

Systems

Hyatt Hotels

IBM

IDEXX Laboratories

IKON Office Solutions

Illinois Tool Works

IMS Health

Ingersoll Rand

Intel

Intercontinental Hotels

International Flavors & Fragrances

International Paper

Interpublic Group

Intrepid Potash

Invensys Controls

ION Geophysical

Irvine Company

ITT

ITT Mission Systems

J.M. Smucker

J.R. Simplot

Jabil Circuit

Jack in the Box

JetBlue

JM Family Enterprises

John-Manville

John & Johnson

Johnson Controls

Kaman Industrial Technologies

Kansas City Southern

Kao Brands

KBR

Kellogg

Kimberly-Clark

Kinetic Concepts

Kinross Gold

Koch Industries

Kohler

Komatsu America

L-3 Communications

Land O’Lakes

Level 3 Communications

Lexmark International

Life Technologies

Linde

Lockheed Martin

Lorillard Tobacco

Lubrizol

Lyondell Chemical

Magellan Midstream Partners

ManTech International

Marriott International

Martin Marietta Materials

Mary Kay

Mattel

Matthews International

McClatchy

McDonald’s

McGraw-Hill

McKesson

MDC Holdings

MeadWestvaco

Media General

Medicines Company

Medtronic

Merck & Co.

Microsoft

Milacron

Mitsubishi Power System Americas

Molson Coors Brewing

Momentive Specialty Chemicals

Monsanto

Mosaic

Motorola Mobility

Motorola Solutions

Murphy Oil

MWH Global

Navistar International

NCR

Nestlé USA

Newmont Mining

NewPage

Nissan North America

Nokia

Noranda Aluminum

Norfolk Southern

Novartis

Novartis Consumer Health

Novo Nordisk Pharmaceuticals

Nypro

Occidental Petroleum

Office Depot

Omnicare

Orange Business Services

Oshkosh

Overhead Door

Owens Corning

Owens-Illinois

Oxford Industries

Panasonic of North America

Parker Hannifin

Parsons

Performance Food Group

PerkinElmer

Pfizer

Pitney Bowes

Plexus

Polaris Industries

Potash

PPG Industries

Praxair

ProBuild Holdings

Pulte Homes

Purdue Pharma

QUALCOMM

Quintiles

R.R. Donnelley

Ralcorp Holdings

Reader’s Digest

Realogy

Reddy Ice

Regal-Beloit

Regency Centers

Rent-A-Center

Research in Motion

Ricardo

Rio Tinto

Roche Diagnostics

Rockwell Automation

Rockwell Collins

Ryder System

Safety-Kleen Systems

SAIC

Sanofi-Aventis

SCA Americas

Schreiber Foods

Schwan’s

Scotts Miracle-Gro

Scripps Networks Interactive

Seagate Technology

Sealed Air

ServiceMaster

ShawCor

Sherwin-Williams

Siemens AG

Sigma-Aldrich

Smith & Nephew

Snap-On

Sodexo

Sonoco Products

Space Systems Loral

Spirit AeroSystems

SprintNextel

SPX

SRA International

Stantec

Starbucks

StarTek

Starwood Hotels & Resorts

Statoil

Steelcase

Stryker

Sulzer Pumps US

SunGard Data Systems

Sunoco

Sunovion Pharmaceuticals

SuperValu Stores

Swagelok

Syngenta Crop Protection

Takeda Pharmaceutical

Taubman Centers

TE Connectivity

Tektronix

Temple-Inland

Teradata

Terex

Textron

Thermo Fisher Scientific

Thomas & Betts

Time Warner

Time Warner Cable

Timken

T-Mobile USA

Toro

Total System Services

Travelport

Trident Seafoods

TRW Automotive

Tupperware

Tyson Foods

U.S. Foodservice

Underwriters Laboratories

Unilever United States

Union Pacific

Unisys

United Rentals

United States Cellular

United States Steel

United States Technologies

URS Energy & Construction

USG

UTi Worldwide

Valero Energy

Vangent

Verde Realty

Verizon

Viacom

Vision Service Plan

Visteon

Vulcan Materials

VWR International

Walt Disney

Waste Management

Wendy’s/Arby’s Group

Weyerhaeuser

Whirlpool

Wilsonart International

Winnebago Industries

Wm. Wrigley Jr.

Wyndham Worldwide

Xerox

YRC Worldwide

Yum! Brands

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE SHADED TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 12:00 a.m. Eastern Daylight Time, on May 23, 2013.
Vote by Internet
• Go to www.investorvote.com/HAS
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Election of Directors For Terms Expiring in 2014 — The Board of Directors recommends a vote FOR all of the nominees listed.

1. Nominees:	For	Withhold		For	Withhold		For	Withhold	+
01 - Basil L. Anderson	☐	☐	02 - Alan R. Batkin	☐	☐	03 - Frank J. Biondi, Jr.	☐	☐

04 - Kenneth A. Bronfin	☐	☐	05 - John M. Connors, Jr.	☐	☐	06 - Michael W.O. Garrett	☐	☐

07 - Lisa Gersh	☐	☐	08 - Brian D. Goldner	☐	☐	09 - Jack M. Greenberg	☐	☐

10 - Alan G. Hassenfeld	☐	☐	11 - Tracy A. Leinbach	☐	☐	12 - Edward M. Philip	☐	☐

13 - Alfred J. Verrecchia	☐	☐

B	Proposals — The Board of Directors recommends a vote FOR Proposals 2, 3 and 4 and AGAINST Proposal 5.

	For	Against	Abstain		For	Against	Abstain

2.   The adoption, on an advisory basis, of a resolution approving the compensation of the Named Executive Officers of Hasbro, Inc., as described in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of the 2013 Proxy Statement.

	☐	☐	☐	5. To consider and vote upon a shareholder proposal entitled “Supplier Sustainability Reporting.”	☐	☐	☐

3. Approval of Amendments to the Restated 2003 Stock Incentive Performance Plan.	☐	☐	☐	6. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
4. Ratification of the selection of KPMG LLP as Hasbro, Inc.’s independent registered public accounting firm for fiscal 2013.	☐	☐	☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A, B AND D ON BOTH SIDES OF THIS CARD.

¢	+

01MCBD

Dear Fellow Shareholders:

You are cordially invited to attend the 2013 Annual Meeting of Shareholders of Hasbro, Inc. to be held at 11:00 a.m., EDT on Thursday, May 23, 2013, at 1027 Newport Avenue, Pawtucket, Rhode Island. The accompanying Notice of Annual Meeting and Proxy Statement contain detailed information as to the formal business to be transacted at the meeting.

Your Vote Matters. Whether or not you plan to attend the 2013 Annual Meeting, it is important that your shares be voted. Please follow the instructions on the other side of this proxy card. You may, of course, attend the 2013 Annual Meeting and vote in person, even if you have previously voted. I am looking forward to seeing you there.

Sincerely,
Alfred J. Verrecchia Chairman of the Board

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

HASBRO, INC. 1027 Newport Avenue, Pawtucket, RI 02862 Annual Meeting of Shareholders – May 23, 2013 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	+

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement of Hasbro, Inc. (the “Company”) and hereby appoints BRIAN D. GOLDNER and ALFRED J. VERRECCHIA and each of them, with full power of substitution to each of them, as attorneys and proxies to appear and vote all of the shares of Common Stock standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 23, 2013 at 11:00 a.m., EDT at 1027 Newport Avenue, Pawtucket, Rhode Island, and at any adjournment or postponement thereof.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2, 3 AND 4, “AGAINST” PROPOSAL 5, AND IN SUPPORT OF MANAGEMENT ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE MARK ON REVERSE SIDE AND SIGN AND DATE BELOW AND PROMPTLY MAIL IN THE ENCLOSED ENVELOPE.

CONTINUED ON REVERSE SIDE AND TO BE SIGNED BELOW.

YOUR VOTE IS IMPORTANT

C	Non-Voting Items
Change of Address — Please print new address below.

D	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

¢	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A, B AND D ON BOTH SIDES OF THIS CARD.	+